Prospectus
                            Teachers Insurance and
                            Annuity Association
                            Teachers Personal Annuity
                            Individual Deferred Variable Annuities
                            Funded Through
                            TIAA Separate Account VA-1

                       ------------------------------------------ April 1, 2001

                                                                  [TIAA LOGO]

Prospectus
Dated April 1, 2001
Individual Deferred Variable Annuities

FUNDED THROUGH

TIAA SEPARATE ACCOUNT VA-1 OF TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (TIAA). Read it carefully before investing, and keep it for future reference.

TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of nonprofit institutions, including governmental institutions, organized in the United States. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn't guarantee the investment performance of the separate account, and you bear the entire investment risk.

More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 2001. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus. The SEC maintains a Website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding the separate account.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

An investment in the contract is not a deposit of the TIAA-CREF Trust Company, FSB, and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

The date of this prospectus is April 1, 2001.

Table of Contents



3    DEFINITIONS

5    SUMMARY

8    CONDENSED FINANCIAL INFORMATION

9    TEACHERS INSURANCE AND ANNUITY
     ASSOCIATION OF AMERICA

10   THE SEPARATE ACCOUNT

10   ADDING, CLOSING, OR SUBSTITUTING
     PORTFOLIOS

11   INVESTMENT PRACTICES

14   PERFORMANCE INFORMATION

14   VALUATION OF ASSETS

15   MANAGEMENT AND INVESTMENT
     ADVISORY ARRANGEMENTS

15   THE CONTRACT

16     Eligible Purchasers of the
       Contract

16     Remitting Premiums

17     Accumulation Units

18     The Fixed Account

19     Transfers Between the Separate
       Account and the Fixed Account

19     Cash Withdrawals

19     General Considerations for All
       Transfers and Cash Withdrawals

20     Tax Issues

20     Charges

21     Other Charges

21     Brokerage Fees and Related
       Transaction Expenses

21     The Annuity Period

22     Annuity Starting Date

22     Income Options

24     Death Benefits

25     Methods of Payment

26   TIMING OF PAYMENTS

27   FEDERAL INCOME TAXES

30   VOTING RIGHTS

31   GENERAL MATTERS

32   DISTRIBUTION OF THE CONTRACTS

32   LEGAL PROCEEDINGS

33   TABLE OF CONTENTS FOR STATEMENT
     OF ADDITIONAL INFORMATION

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

Definitions

Throughout the prospectus, "TIAA," "we," and "our" refer to Teachers Insurance and Annuity Association of America. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

ACCUMULATION

The total value of your accumulation units.

ACCUMULATION PERIOD

The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

ACCUMULATION UNIT

A share of participation in the separate account.

ANNUITANT

The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

ANNUITY PARTNER

The natural person whose life is used in determining the annuity payments to be received under a survivor income option. The annuity partner is also known as the second annuitant.

BENEFICIARY

Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for each of these two situations.

BUSINESS DAY

Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

CALENDAR DAY

Any day of the year. Calendar days end at the same time as business days.

CONTRACT

The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

CONTRACTOWNER

The person (or persons) who controls all the rights and benefits under a contract.

CREF

The College Retirement Equities Fund, TIAA's companion organization.

ELIGIBLE INSTITUTION

A nonprofit institution, including any governmental institution, organized in the United States.

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FIXED ACCOUNT

The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

GENERAL ACCOUNT

All of TIAA's assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

INCOME OPTION

Any of the ways you can receive annuity income, which must be from the fixed account.

INTERNAL REVENUE CODE (IRC)

The Internal Revenue Code of 1986, as amended.

PREMIUM

Any amount you invest in the contract.

SEPARATE ACCOUNT

TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA's other assets.

SURVIVOR INCOME OPTION

An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA

Teachers Insurance and Annuity Association of America.

VALUATION DAY

Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

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

Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.

This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see "The Fixed Account," page 18). The contract is an individual deferred annuity that is available to any employee, trustee, or retired employee of an eligible institution, or his or her spouse (or surviving spouse) as well as certain other eligible persons (see "Eligible Purchasers of the Contract," page 16).

THE SEPARATE ACCOUNT
TIAA Separate Account VA-1 is an open-end management investment company. Currently the separate account has only one investment portfolio, the Stock Index Account. Like any other portfolio that we might add in the future, the Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

EXPENSES

Here's a summary of the direct and indirect expenses under the contract.

CONTRACTOWNER TRANSACTION
EXPENSES
Deductions from premiums
(as a percentage of
premiums)                    None

CHARGES FOR TRANSFERS AND CASH
WITHDRAWALS (AS A PERCENTAGE OF
TRANSACTION AMOUNT)
Transfers to the fixed
account                      None
Cash withdrawals             None

ANNUAL EXPENSES (AS A PERCENTAGE
OF AVERAGE NET ASSETS)
Investment Advisory Charge
(after fee waiver) (1)       .07%
Mortality and Expense Risk
Charge (current) (2)         .10%
Administrative Expense
Charge                       .20%
                             ----
TOTAL ANNUAL EXPENSES (3)    .37%

(1) Although Teachers Advisors, Inc. (Advisors), the separate account's investment adviser, is entitled to an annual fee of 0.30 percent of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.

(2) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00 percent per year.

(3) If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.

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



You will receive at least three months' notice before we raise any of these charges. Premium taxes apply to certain contracts (see "Other Charges," page
21).

The table at the bottom of this page gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.

This table is designed to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. REMEMBER THAT THIS TABLE DOESN'T REPRESENT ACTUAL PAST OR FUTURE EXPENSES OR INVESTMENT PERFORMANCE. ACTUAL EXPENSES MAY BE HIGHER OR LOWER. For more information, see "Charges," page 20.

"FREE LOOK" RIGHT

Until the end of the period of time specified in the contract (the "free look" period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we'll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums (see page 17) and we issued you a contract on or after November 1, 1994, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within seven
(7) days after we get written notice of cancellation and the returned contract. We will cancel the contract as of the date of issue.

RESTRICTIONS ON TRANSFERS AND CASH WITHDRAWALS

Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months' notice, we may limit the number of transfers from the separate account to one in

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS  1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------------------------------------------------------------------------
If you withdraw your entire accumulation
at the end of the applicable time period:    $4       $12       $21        $47
---------------------------------------------------------------------------------
If you annuitize at the end of the
applicable time period:                      $4       $12       $21        $47
---------------------------------------------------------------------------------
If you do not withdraw your entire
accumulation:                                $4       $12       $21        $47
---------------------------------------------------------------------------------

any 90-day period. All transfers must be for at least $250 or your entire account balance. All cash withdrawals must be for at least $1,000 or your entire account balance.

YOU MAY HAVE TO PAY A TAX PENALTY IF YOU WANT TO MAKE A CASH WITHDRAWAL BEFORE AGE 59 1/2. For more, see "Income Options," page 22, and "Federal Income Taxes," page 27.

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

Condensed Financial Information



Below you'll find condensed audited financial information for the separate account for the periods presented. The audited financial statements for the separate account and TIAA are in the SAI, which is available free upon request. The table should be read in conjunction with the audited financial statements and related notes appearing in the SAI.

                                                                                          NOVEMBER 1, 1994
                                                                                          (DATE OF INITIAL
                                           YEAR ENDED DECEMBER 31,                         REGISTRATION)
                       ----------------------------------------------------------------   TO DECEMBER 31,
                         2000        1999       1998       1997       1996       1995         1994(1)
                         ----        ----       ----       ----       ----       ----         -------
Per Accumulation Unit
data:
  Investment income     $ 0.966    $ 0.961    $ 0.908    $ 0.847    $ 0.807    $ 0.745        $ 0.138
  Expense charges         0.301      0.270      0.223      0.182      0.150      0.170          0.023
                       -----------------------------------------------------------------------------------

Investment income-net     0.665      0.691      0.685      0.665      0.657      0.575          0.115

Net realized and
  unrealized gain
  (loss) on
  investments            (7.024)    13.051     12.407     12.429      6.755      8.565         (0.676)
                       -----------------------------------------------------------------------------------

Net increase
  (decrease) in
  Accumulation Unit
  value                  (6.359)    13.742     13.092     13.094      7.412      9.140         (0.561)

Accumulation Unit
  value:
  Beginning of period    81.751     68.009     54.917     41.823     34.411     25.271         25.832
                       -----------------------------------------------------------------------------------

  End of period         $75.392    $81.751    $68.009    $54.917    $41.823    $34.411        $25.271
                       ===================================================================================

Ratios to average net
  assets:
  Expenses(2)              0.37%      0.37%      0.37%      0.37%      0.40%      0.55%          0.09%
  Investment
    income-net             0.82%      0.95%      1.14%      1.36%      1.74%      1.87%          0.45%
Portfolio turnover
  rate                    20.68%     37.93%     45.93%      2.39%      4.55%      0.98%          0.04%
Thousands of
  Accumulation Units
  outstanding at end
  of period              13,147     12,630     11,145      9,901      6,768      2,605          1,171

(1) The percentages shown for this period are not annualized.
(2) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver the Stock Index Account's expense ratio for the periods listed would have been higher.

Teachers Insurance and Annuity
Association of America

TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA's stock. TIAA's headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA's general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life, long-term disability, and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies: A++ (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody's Investor's Service and AAA from Standard and Poor's.

TIAA is the companion organization of the College Retirement Equities Fund
(CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and one of the largest retirement systems in the world, based on assets under management. TIAA-CREF serves approximately 2.3 million people at over 10,000 institutions. As of December 31, 2000, TIAA's assets were approximately $114.3 billion; the combined assets for TIAA and CREF totaled approximately $275.6 billion (although CREF doesn't stand behind TIAA's guarantees).

The Separate Account



Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA's Board of Trustees. The separate account is governed by a management committee. As an "open-end" diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

The contract accepts only after-tax dollars. In contrast, most of TIAA-CREF's other fixed and variable annuity products are part of employer retirement plans and accept premiums consisting primarily of before-tax dollars. Like earnings from other annuity products, earnings on accumulations in the separate account aren't taxed until withdrawn or paid as annuity income (see "Federal Income Taxes," page 27).

Adding, closing, or substituting portfolios

The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don't guarantee that the separate account, or any investment portfolio added in the future, will always be available. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.

Investment practices

The separate account is subject to several types of risks. One is market risk-price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the securities' value.

The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won't require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there's no guarantee that the separate account will meet its investment objective.

The separate account's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Advisors manages the separate account's assets (see "Management and Investment Advisory Arrangements," page
15). Personnel of Advisors, a subsidiary of TIAA, also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, LLC, an investment adviser that is also a TIAA subsidiary. Personnel of Advisors also manage assets of other investment companies, including TIAA-CREF Life Funds, TIAA-CREF Mutual Funds and TIAA-CREF Institutional Mutual Funds. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or sell a particular security at the same time as for a CREF account or another investment company whose assets they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.

INVESTMENT OBJECTIVE

The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

INVESTMENT MIX

The separate account seeks a favorable long-term rate of return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by the Russell 3000(R), a broad market index (see "The Russell 3000 Index" below).

Although the separate account invests in stocks in the Russell 3000 Index, it doesn't invest in all 3,000 stocks in the index. Rather, we use a sampling approach to create a portfolio that closely matches the overall investment characteristics (for example, yield and industry weight) of the index. This means that a company can remain in the portfolio even if it performs poorly, unless the company is removed from the Russell 3000.

Using the Russell 3000 Index isn't fundamental to the separate account's investment objective and policies. We can change the index used in the separate account at any time and will notify you if we do so.

THE RUSSELL 3000 INDEX

The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to the Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $2.26 million to $475 billion, with an average of $94.86 billion as of December 31, 2000.

The Frank Russell Company includes stocks in the Index solely on their market capitalization and weights them by relative market value. The Frank Russell Company can change stocks and their weightings in the Index. We'll adjust the separate account's portfolio to reflect the changes as appropriate. We can also adjust the separate account's portfolio because of mergers and similar events.

The separate account isn't promoted, endorsed, sponsored or sold by and isn't affiliated with the Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that the Frank Russell Company believes that it's an attractive investment. The Frank Russell Company isn't responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of the Frank Russell Company.

OTHER INVESTMENTS

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of the Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks. For more information, see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The separate account can hold other types of securities with equity characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

OTHER INVESTMENT ISSUES AND RISKS

OPTIONS, FUTURES, AND OTHER INVESTMENTS

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless. For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

ILLIQUID SECURITIES

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

REPURCHASE AGREEMENTS

The separate account can use repurchase agreements to manage cash balances. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks. For more information, see the SAI.

FIRM COMMITMENT AGREEMENTS

The separate account can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more information, see the SAI.

INVESTMENT COMPANIES

The separate account can invest up to 10 percent of its assets in other investment companies.

SECURITIES LENDING

Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. For more information, see the SAI.

BORROWING

The separate account can borrow money from banks (no more than 33 1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). For more information, see the SAI.

Performance information

From time to time, we advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).

"Average annual total return" means the annually compounded rate that would result in the same cumulative total return over the stated period.

All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see "Contacting TIAA," page 31).

Valuation of assets

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use "fair value," as determined in good faith under the direction of the management committee. We may also use "fair value" in certain other circumstances. For more information, see the SAI.

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

Management and investment
advisory arrangements

The principal responsibility for directing the separate account's investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly-owned indirect subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

TIAA restricts the ability of those personnel of Advisors who have direct responsibility and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households. Transactions in securities by those individuals must be reported and approved and they must also send duplicate confirmation statements and other account reports to a special compliance unit.

The Contract

The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. The contracts are approved for sale in all of the fifty states, the District of Columbia, and the United States Virgin Islands. We are not currently offering the contracts in states in which the TIAA-CREF Life Insurance Company offers the Personal Annuity Select individual deferred variable annuity contract, however, although we are accepting additional premiums for existing contracts in these states.

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

ELIGIBLE PURCHASERS OF THE CONTRACT

An employee, trustee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who is at least 55 years old and has completed at least five years of service at an eligible institution is considered to be a "retiree." A spouse (or surviving spouse) of an employee, trustee or retiree of an eligible institution can also purchase a contract. Any individual who owns a TIAA or CREF annuity contract or certificate or individual insurance policy, as well as the spouse or surviving spouse of such a person can also purchase a contract.

REMITTING PREMIUMS

INITIAL PREMIUMS We'll issue you a contract as soon as we receive your completed application and your initial premium of at least $250 at our home office, even if you don't initially allocate any premiums to the separate account. Please send your check, payable to TIAA, along with your application to:

      TIAA-CREF
      P.O. Box 530189
      Atlanta, GA 30353-0189

(The $250 minimum doesn't apply if application and payment of at least $25 is accompanied by an agreement for electronic funds transfer (EFT) or if you are using payroll deduction. We also reserve the right to temporarily waive the $250 minimum initial premium amount.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll contact you to explain the delay. We'll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.

ADDITIONAL PREMIUMS Subsequent premiums must be for at least $25. Send a check payable to TIAA, along with a personalized payment coupon (supplied upon purchasing a contract) to:

      TIAA-CREF
      P.O. Box 530195
      Atlanta, GA 30353-0195

If you don't have a coupon, use a separate piece of paper to give us your name, address and contract number. These premiums will be credited as of the business day we receive them. Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However, we reserve the right not to accept premiums under this contract after you have been given three months' notice. If TIAA stops accepting premiums under this contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under this contract at the time of replacement.

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

ELECTRONIC PAYMENT You may make initial or subsequent investments by electronic payment. A federal wire is usually received the same day and an ACH is usually received by the second day after transmission. Be aware that your bank may charge you a fee to wire funds, although ACH is usually less expensive than a federal wire. Here's what you need to do:

1. If you are sending in an initial premium, send us your application;

2. Instruct your bank to wire money to:

      Citibank, N.A.
      ABA Number 021000089
      New York, NY
      Account of: TIAA
      Account Number: 4068-4865

3. Specify on the wire:

   - Your name, address and Social Security Number(s) or Taxpayer Identification Number

   - Indicate if this is for a new application or existing contract (provide contract number if existing)

CERTAIN RESTRICTIONS Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Unless your contract was issued before November 1, 1994, your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in any of the following states:

                        "FREE LOOK"
    JURISDICTION       PERIOD (DAYS)
    ------------       -------------
Georgia                           10
Idaho                             20
Massachusetts                     10
Nebraska                          10
Nevada                            10
North Carolina                    30
South Carolina                    31
Texas                             30
Utah                              10
Washington                        10
West Virginia                     10

Total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000, so you should contact us if you want more than $300,000 to be credited to the fixed account during any such period (see "Contacting TIAA," page 31).

ACCUMULATION UNITS

Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the

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

amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see "The Annuity Period," page 21). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see "Death Benefits," page 24).

The value of the accumulation units will depend mainly on investment experience, though the unit value reflects expense deductions from assets (see "Charges," page 20). The unit value is calculated at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the value of the separate account's net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account's net assets at the end of the prior day (including the net effect of transactions made during the prior day).

THE FIXED ACCOUNT

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven't reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every

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

180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

When you invest in the separate account, you bear the investment risk. However, TIAA bears the full investment risk for all accumulations in the fixed account. Currently TIAA guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate than 3 percent per year. TIAA has sole investment discretion for the fixed account, subject to applicable law.

This prospectus provides information mainly about the contract's variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

TRANSFERS BETWEEN THE SEPARATE ACCOUNT AND THE FIXED ACCOUNT

Subject to the conditions above, you can transfer some (at least $250 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account.

Currently, we don't charge you for transfers from the separate account to the fixed account. We don't currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).

CASH WITHDRAWALS

You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $250. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

GENERAL CONSIDERATIONS FOR ALL TRANSFERS AND CASH WITHDRAWALS

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. Transfers and cash withdrawals made at any time other than during a business day will be effective at the close of the next business day. You can also

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

defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.

To request a transfer, write to TIAA's home office, call our Automated Telephone Service at 1 800 842-2252 (there is an option to speak with a live person, if you wish) or use the TIAA-CREF Web Center's account access feature over the Internet at www.tiaa-cref.org. If you make a telephone or Internet transfer at any time other than during a business day, it will be effective at the close of the next business day. We can suspend or terminate your ability to transfer by telephone or over the Internet at any time for any reason.

TAX ISSUES

Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income--i.e., they are not treated as capital gains. They may subject you to early-distribution taxes or penalties as well. For details, see "Federal Income Taxes," page 27.

CHARGES

SEPARATE ACCOUNT CHARGES

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. We expect that expense deductions will be relatively low.

Advisors, a wholly-owned indirect subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.

INVESTMENT ADVISORY CHARGE This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

ADMINISTRATIVE EXPENSE CHARGE This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.

MORTALITY AND EXPENSE RISK CHARGE TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually. Accumulations and annuity payments aren't affected by changes in actual mortality experience or by TIAA's actual expenses.

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


TIAA's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA's expense risk is the possibility that TIAA's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn't enough to cover TIAA's actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

OTHER CHARGES

NO DEDUCTIONS FROM PREMIUMS The contract provides for no front-end charges.

PREMIUM TAXES Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

BROKERAGE FEES AND RELATED TRANSACTION EXPENSES

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

THE ANNUITY PERIOD

All annuity payments are paid to the contractowner from the fixed account. TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.

The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. We transfer your separate account accumulation to the fixed account on that day. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the annuity option chosen, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won't change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA's home office, but we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

ANNUITY STARTING DATE

Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month of the annuitant's ninetieth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 31). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.

For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. (For more information, contact TIAA--see page 31.) If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under a Single Life Annuity. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

INCOME OPTIONS

You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change

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


your choice any time before payments begin, but once they have begun no change can be made. You have a number of different annuity options to choose among.

The current options are:

SINGLE LIFE ANNUITY Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant's death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

PAYMENTS FOR A FIXED PERIOD Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

SURVIVOR INCOME OPTIONS Pays income at least as long as the annuitant and the annuity partner are alive, then continues upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can't change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

  FULL BENEFIT, WITH OR WITHOUT GUARANTEED PERIOD If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

  TWO-THIRDS BENEFIT, WITH OR WITHOUT GUARANTEED PERIOD If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.

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


  HALF-BENEFIT AFTER THE DEATH OF THE ANNUITANT, WITH OR WITHOUT GUARANTEED PERIOD If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.

We may make variable income options available in the future, subject to applicable law.

DEATH BENEFITS

Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see "Choices and Changes," page 31). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.

Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractown-er's spouse is the sole beneficiary, when the contractowner dies the spouse can choose to become the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn't a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we receive proof of death.

You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see "The

Fixed Account," page 18). While you and the annuitant are both alive, you can change the method of payment you've chosen. You can also stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can't be changed.

To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA--see page 31.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll have the option of paying the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner isn't a natural person (e.g., it's an estate or a corporation), we'll apply these distribution requirements if the annuitant dies.

METHODS OF PAYMENT

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see "Taxation of Annuities," page 28.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

SINGLE-SUM PAYMENT The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

SINGLE LIFE ANNUITY Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.

SINGLE LIFE ANNUITY WITH A 10-, 15-, OR 20-YEAR GUARANTEED PERIOD Payable monthly for the death benefit payee's lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see "Choices and Changes," page 31). Federal tax law says the guaranteed period selected can't exceed the death benefit payee's life expectancy.

PAYMENTS FOR A FIXED PERIOD Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit

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


payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can't exceed the death benefit payee's life expectancy.

INTEREST PAYMENTS We'll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.

The Single Life Annuity and the Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more. You or your beneficiary can use more than one method of payment, but each has to meet the same $100 minimum-payment requirement.

Timing of payments

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

1. Cash withdrawals;

2. Transfers to the fixed account; and

3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday; (2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

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

Federal income taxes


The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can't guarantee that the law or the IRS's interpretation won't change.

We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.

TAX STATUS OF THE CONTRACT

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.

Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

REQUIRED DISTRIBUTIONS To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person. If a contractowner's spouse is the designated beneficiary, he or she can continue the contract when the contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

TAXATION OF ANNUITIES

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

IN GENERAL IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings. The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.

The following discussion applies generally to contracts owned by a natural person:

WITHDRAWALS If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any remaining portion of the withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

ANNUITY PAYMENTS Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

TAXATION OF DEATH BENEFIT PROCEEDS Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments. Generally, under the Interest Payments method the death benefit will be taxed as though it were distributed as a single-sum payment at the beginning of the payment period, with interest taxed as it is paid.

PENALTY TAX ON SOME WITHDRAWALS You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:

(1) on or after you reach 59 1/2;

(2) after you die (or after the annuitant dies, if the owner isn't an individual);

(3) after you become disabled; or

(4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

POSSIBLE TAX CHANGES Legislation is proposed from time to time that would change the taxation of annuity contracts. It is possible that such legislation could be enacted and that it could be retroactive (that is, effective prior to the date of the change). You should consult a tax adviser with respect to legislative developments and their effect on the Contract.

TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT

Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

WITHHOLDING

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

MULTIPLE CONTRACTS

In determining gross income, section 72(e) generally treats as one contract all TIAA and its affiliates' non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). It is possible, for instance, that if you take annuity payments from only one of the contracts, they could be taxed like individual withdrawals (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.

POSSIBLE CHARGE FOR TIAA'S TAXES

Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 21), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.

TAX ADVICE

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax adviser.

Voting rights

The separate account doesn't plan to hold annual meetings of contractowners. When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you'll have one vote per dollar of your accumulation.

When we use the phrase "majority of outstanding voting securities" in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities present, as long as the holders of at least half the voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn't required to decide a question, we'll generally require a quorum of 10 percent of the securities, with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

General matters


CHOICES AND CHANGES

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution. You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we'll delay the effective date of some transactions until we receive additional documentation (see "Remitting Premiums," page 16).

TELEPHONE AND INTERNET TRANSACTIONS

You can use our Automated Telephone Service (ATS) or the TIAA-CREF Web Center's account access feature over the Internet to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account. You will be asked to enter your Personal Identification Number (PIN) and Social Security Number for both systems. Both will lead you through the transaction process and will use reasonable procedures to confirm that instructions given are genuine. All transactions made over the ATS and through the Web Center are electronically recorded.

To use the ATS, you need to call 1 800 842-2252 on a touch-tone phone. To use the Web Center's account access feature, access the TIAA-CREF Internet home page at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by telephone or over the Internet at any time for any reason.

CONTACTING TIAA

We won't consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, or the post office box specifically designated for the purpose. You can ask questions by calling toll-free 1 800 223-1200.

ELECTRONIC PROSPECTUSES

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.

HOUSEHOLDING

To cut costs and eliminate duplicate documents sent to your home, we may begin mailing only one copy of the separate account prospectus, prospectus supplements, annual and semi-annual reports, or any other required documents, to your household, even if more than one contractowner lives there. If you would prefer to continue receiving your own copy of any of these documents, you may call us toll-free at 1 800 842-2733, extension 5509, or write us.

SIGNATURE REQUIREMENTS

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

ERRORS OR OMISSIONS

We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Distribution of the contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), which are both registered with the SEC as broker-dealers, are members of the NASD and are direct or indirect subsidiaries of TIAA. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

Table of Contents for
Statement of Additional Information


                                                       PAGE IN THE STATEMENT
                                                                OF
                                                            ADDITIONAL
                        ITEM                                INFORMATION
                        ----                                -----------
Investment Restrictions                                         B-3
Investment Policies and Risk Considerations                     B-3
Options and Futures                                             B-3
Firm Commitment Agreements and Purchase of
  "When-Issued" Securities                                      B-6
Lending of Securities                                           B-6
Repurchase Agreements                                           B-6
Swap Transactions                                               B-7
Segregated Accounts                                             B-7
Other Investment Techniques and Opportunities                   B-7
Portfolio Turnover                                              B-7
Valuation of Assets                                             B-8
Equity Securities                                               B-8
Money Market Instruments                                        B-8
Options                                                         B-8
Investments for Which Market Quotations Are Not
  Readily Available                                             B-8
Management                                                      B-9
Separate Account Management Committee and Officers              B-9
Compensation of Managers                                        B-9
Investment Advisory and Related Services                       B-10
Investment Advisory Services                                   B-10
Administrative Services                                        B-10
Advisors and TIAA                                              B-10
Custody of Portfolio                                           B-11
Auditors                                                       B-11
Brokerage Allocation                                           B-11
Performance Information                                        B-11
Total Return Information for the Separate Account              B-11
Performance Comparisons                                        B-12
Illustrating Compounding, Tax Deferral, and Expense
  Deductions                                                   B-12
Periodic Reports                                               B-13
General Matters                                                B-13
Assignment of Contracts                                        B-13
Payment to an Estate, Guardian, Trustee, etc.                  B-13
Benefits Based on Incorrect Information                        B-13
Proof of Survival                                              B-13
State Regulation                                               B-13
Legal Matters                                                  B-13
Experts                                                        B-13
Additional Considerations                                      B-13
Additional Information                                         B-14
Financial Statements                                           B-14

[TIAA LOGO]
730 Third Avenue
New York, NY 10017-3206
                                   PRESORTED
                                    STANDARD
                               U.S. POSTAGE PAID
                                   TIAA-CREF

[RECYCLE LOGO] Printed on recycled paper

       TVA1PRO-4/01

                     Individual Deferred Variable Annuities
                                 Funded Through

                           TIAA SEPARATE ACCOUNT VA-1
                                       OF
             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                      STATEMENT OF ADDITIONAL INFORMATION
                                 April 1, 2001

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 2001 (the "Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Table of Contents

                                            LOCATION OF
                            PAGE IN THE      ADDITIONAL
                             STATEMENT      INFORMATION
                           OF ADDITIONAL   IN PROSPECTUS,
          ITEM              INFORMATION    IF APPLICABLE
          ----             -------------   --------------
Investment
  Restrictions...........       B-3               13
Investment Policies and
  Risk Considerations....       B-3            11-14
  Options and Futures....       B-3            13-14
  Firm Commitment
     Agreements and
     Purchase of "When-
     Issued
     Securities".........       B-6               14
  Lending of
     Securities..........       B-6               14
  Repurchase
     Agreements..........       B-6               14
  Swap Transactions......       B-7               13
  Segregated Accounts....       B-7
  Other Investment
     Techniques and
     Opportunities.......       B-7
Portfolio Turnover.......       B-7
Valuation of Assets......       B-8               14
  Equity Securities......       B-8
  Money Market
     Instruments.........       B-8
  Options................       B-8
  Investments for Which
     Market Quotations
     are Not Readily
     Available...........       B-8
Management...............       B-9               15
  Separate Account
     Management Committee
     and Officers........       B-9               15
  Compensation of
     Managers............       B-9
Investment Advisory and
  Related Services.......      B-10               15
  Investment Advisory
     Services............      B-10

                                            LOCATION OF
                            PAGE IN THE      ADDITIONAL
                             STATEMENT      INFORMATION
                           OF ADDITIONAL   IN PROSPECTUS,
          ITEM              INFORMATION    IF APPLICABLE
          ----             -------------   --------------
  Administrative
     Services............      B-10
  Advisors and TIAA......      B-10
  Custody of Portfolio...      B-11
  Auditors...............      B-11
Brokerage Allocation.....      B-11
Performance
  Information............      B-11               14
  Total Return
     Information for the
     Separate Account....      B-11
  Performance
     Comparisons.........      B-12
  Illustrating
     Compounding, Tax
     Deferral, and
     Expense
     Deductions..........      B-12
Periodic Reports.........      B-13
General Matters..........      B-13
  Assignment of
     Contracts...........      B-13
  Payment to an Estate,
     Guardian, Trustee,
     etc.................      B-13
  Benefits Based on
     Incorrect
     Information.........      B-13
  Proof of Survival......      B-13
State Regulation.........      B-13               10
Legal Matters............      B-13               32
Experts..................      B-13
Additional
  Considerations.........      B-13
Additional Information...      B-14
Financial Statements.....      B-14                8

Investment Restrictions

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

1. The separate account will not issue senior securities except as SEC regulations permit;

2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and
   (b) from banks (only in amounts not in excess of 33 1/3% of the market value of the separate account's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account's holding in that industry would exceed 25% of the separate account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;

6. The separate account will not purchase real estate or mortgages directly;

7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33 1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily;
   (b) loans through entry into repurchase agreements may be made; (c) privately placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

Investment Policies and Risk Considerations

OPTIONS AND FUTURES

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

OPTIONS. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an

"opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account's portfolio of securities. To the extent that the separate account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

FUTURES. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock-specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by the separate account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account's portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account's portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which that the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

FIRM COMMITMENT AGREEMENTS AND PURCHASE OF "WHEN-ISSUED" SECURITIES

The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see "Segregated Accounts," page B-7). The separate account will not purchase securities on a "when issued" basis if, as a result, more than 15% of its net assets would be so invested.

LENDING OF SECURITIES

Subject to investment restriction 8(a) on page B-3 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.

REPURCHASE AGREEMENTS

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account's seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

SWAP TRANSACTIONS

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account's exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account's custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the separate account's obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see "Segregated Accounts," below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

SEGREGATED ACCOUNTS

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations or other securities as may be permitted by law.

OTHER INVESTMENT TECHNIQUES AND OPPORTUNITIES

The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account's portfolio.

Portfolio Turnover

The transactions engaged in by the separate account are reflected in the separate account's portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account's contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

The separate account has no fixed policy on portfolio turnover. Because a higher portfolio turnover rate will increase brokerage costs to the separate account, however, Advisors will carefully weigh the added costs of short-term investment against the gains and reductions in index tracking error anticipated from such transactions. The portfolio turnover rate in 2000 and 1999 for the separate account were 20.68% and 37.93%, respectively. The decrease in portfolio turnover rates for the separate account were due in part to fewer opportunities for gain from enhanced indexing techniques in 2000.

Valuation of Assets

The assets of the separate account are valued as of the close of each valuation day.

EQUITY SECURITIES

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities that are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

Equity securities traded in the United States may be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below) if events materially affecting the value of a domestic investment (as determined in our sole discretion) occur between the time when its price is determined and the time the separate account's net asset value is calculated.

MONEY MARKET INSTRUMENTS

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

OPTIONS

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below).

Management

SEPARATE ACCOUNT MANAGEMENT COMMITTEE AND OFFICERS

The names of the members of the separate account Management Committee ("Managers") and certain officers of the separate account and information about their principal occupations during the past five years are shown below:

                                          POSITION(S)
                                           HELD WITH                     PRINCIPAL OCCUPATION(S)
       NAME AND ADDRESS*         AGE      REGISTRANT                       DURING PAST 5 YEARS
       -----------------         ---      -----------                    -----------------------
Laurence W. Franz..............  61   Manager              Vice President, Business and Finance, and
Canisius College                                           Treasurer, Canisius College
2001 Main Street
Buffalo, New York 14208
Jeanmarie C. Grisi.............  42   Manager              Director of Investment Operations, Pension
Lucent Technologies Inc.                                   Investment Administration, Lucent Technologies
600 Mountain Avenue                                        Inc.; formerly, Treasurer, Carnegie Corporation of
Room 7F514                                                 New York
Murray Hill, NJ 07974
Richard M. Norman..............  56   Manager              Vice President for Finance and Business Services
Miami University                                           and Treasurer, Miami University; formerly, Vice
274 McGuffey Hall                                          President for Administration and Associate
Oxford, OH 45056                                           Treasurer, Rutgers, The State University of New
                                                           Jersey
Martin E. Galt III**...........  59   President and        Executive Vice President and President, TIAA-CREF
                                      Chairman of the      Investment Products, CREF and TIAA, since February
                                      Management           2000. Formerly, Executive Vice President and
                                      Committee            President, Institutional Investments, of Bank of
                                                           America (formerly, Nationsbank) and principal
                                                           investment officer of Nationsbank (February
                                                           1997-January 2000); President, Boatman's Trust
                                                           Company (May 1995-February 1997).
Richard L. Gibbs...............  54   Executive Vice       Executive Vice President, TIAA, CREF, TIAA-CREF
                                      President            Investment Management, LLC ("Investment
                                                           Management"), Teachers Advisors, Inc. ("Advisors"),
                                                           and TIAA-CREF Tuition Financing, Inc. ("Tuition
                                                           Financing")
Lisa Snow......................  45   Secretary and Vice   Vice President, Chief Counsel, Corporate Law, TIAA
                                      President, Chief     and CREF
                                      Counsel, Corporate
                                      Law
Richard J. Adamski.............  59   Vice President and   Vice President and Treasurer, Investment Management
                                      Treasurer            and Services, and Teachers Personal Investors
                                                           Services, Inc. ("TPIS"), and Vice President and
                                                           Treasurer, TIAA and CREF

 * The address for all officers of the separate account is 730 Third Avenue, New York, New York 10017-3206.
** This Manager is or may be an "interested person" within the meaning of the Investment Company Act of 1940.

COMPENSATION OF MANAGERS

Currently, Managers who are not active officers of TIAA each receive $5,000 per year, plus $1,000 for each meeting of the Management Committee and $500 for each meeting of any other committee attended for their services to both TIAA Separate Account VA-1 and TIAA-CREF Life Funds (the "Fund Complex"). Compensation is allocated between the companies in the Fund Complex based on assets. Managers who are active officers of TIAA do not receive any additional compensation for their services as Managers. The following table sets forth the compensation paid to the separate account's Managers for the year ended December 31, 2000.

                                                                  (3)
                                                         PENSION OR RETIREMENT           (4)
            (1)                       (2)             BENEFITS ACCRUED AS PART OF     ESTIMATED               (5)
      NAME OF PERSON,        AGGREGATE COMPENSATION        SEPARATE ACCOUNT         BENEFITS UPON   TOTAL COMPENSATION FROM
         POSITION            FROM SEPARATE ACCOUNT             EXPENSES              RETIREMENT          FUND COMPLEX*
         --------            ---------------------             --------              ----------          -------------
Laurence W. Franz,
Manager....................          $7,200                      $-0-                   $-0-                $9,000
Jeanmarie C. Grisi,
Manager....................          $5,600                      $-0-                   $-0-                $7,000
Richard M. Norman,
Manager....................          $7,200                      $-0-                   $-0-                $9,000

* For purposes of this information, the Fund Complex consists of College Retirement Equities Fund, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds, TIAA Separate Account VA-1 and TIAA-CREF Life Funds.

Investment Advisory and Related Services

INVESTMENT ADVISORY SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.

As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.

For the years ended December 31, 2000, 1999, and 1998, the separate account paid investment advisory fees of $739,618, $610,363, and $454,592, respectively. These fees reflect the waiver by Advisors of a portion of its investment advisory fee for the years ended December 31, 2000, 1999, and 1998 of $2,429,788, $2,005,161, and $1,493,423, respectively.

PERSONAL TRADING POLICY

The Separate Account has adopted a Personal Trading Policy (the "Policy") under Rule 17j-1 of the Investment Company Act of 1940. Under the Policy, personnel of Advisors and members of their households are limited in trading for their own accounts. The Policy generally requires these individuals to preclear and report all their securities transactions including transactions in securities that are held or purchased by the Separate Account. The Policy can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Policy is also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of the Policy may be obtained, after paying a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

ADMINISTRATIVE SERVICES

TIAA provides the administrative services for the separate account and the contracts. The current daily deduction for such services equates to 0.20% of net assets annually. For the years ended December 31, 2000, 1999, and 1998, administrative expenses incurred were $2,112,809, $1,743,577, and $1,298,597, respectively.

ADVISORS AND TIAA

Advisors is a wholly-owned indirect subsidiary of TIAA. The main offices of both TIAA and Advisors are at 730 Third Avenue, New York, New York 10017-3206. TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. TIAA is the companion organization of the College Retirement Equities Fund ("CREF"), the first company in the United States to issue a variable annuity. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the world, based on assets under management. TIAA-CREF serves approximately 2.3 million people. As of December 31, 2000, TIAA's assets were approximately $114.3 billion; the combined assets for TIAA and CREF totaled approximately $275.6 billion.

TIAA holds all of the shares of TIAA-CREF Enterprises, Inc., which in turn holds all the shares of Advisors, and Teachers Personal Investors Services, Inc., the principal underwriter for the interests in the variable annuity contracts funded through the separate account. TIAA also holds all the shares of TIAA-CREF Investment Management, LLC ("Investment Management"). Investment Management provides investment advisory services to CREF,

TIAA's companion organization. All of the foregoing are affiliates of the separate account and Advisors.

CUSTODY OF PORTFOLIO

The custodian for the assets of the separate account is Bankers Trust Company, 130 Liberty Street, New York, New York 10006.

AUDITORS

Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as the separate account's independent auditors and, in that regard, provides general auditing services for the separate account.

Brokerage Allocation

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution, and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for (i) a CREF account or any other account that they may also be managing on behalf of TIAA-CREF Investment Management, LLC ("Investment Management"), another investment adviser also affiliated with TIAA, or (ii) TIAA-CREF Life Funds, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds or any other investment account whose assets Advisors may be managing. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 2000, 1999, and 1998 was $121,152, $307,938, and $257,121, respectively.

Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Management Committee of the separate account for the placing of orders with brokers providing such services. In 2000, no brokerage commissions were paid by the separate account to such brokers as a result of such allocation.

Research or services obtained for the separate account may be used by personnel of Advisors in managing other investment company accounts and other accounts, or the CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the separate account.

During 2000, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 2000, are set forth below:

A. REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSION PAID

Spear, Leeds & Kellogg LP
  (Parent-The Goldman Sachs Group,
  Inc.)                                 $1,454,350

B. REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPAL

Spear, Leeds & Kellogg LP
  (Parent-The Goldman Sachs Group,
  Inc.)                                 $1,454,350

Performance Information

TOTAL RETURN INFORMATION FOR THE SEPARATE ACCOUNT

Total return quotations for the separate account may be advertised. Total return quotations will reflect all aspects of the separate account's return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

           (n)
    P(1 + T)     =    EV
    where:  P    =    the hypothetical initial payment
                      of $1,000
            T    =    average annual total return
            (n)  =    number of years in the period
            EV   =    ending value of the hypothetical
                      investment at the end of the 1-,
                      5- or 10-year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of 1%.

Set forth below is the total return information for the separate account, which reflects all deductions made from the assets in the account, applied to a hypothetical investment of $1,000:

                                                             AVERAGE ANNUAL
                                                            COMPOUND RATE OF   CUMULATIVE RATE OF
                     PERIOD                                   TOTAL RETURN        TOTAL RETURN
                     ------                                   ------------        ------------
1 year
(from January 1, 2000 to December 31, 2000).....                (7.78)%              (7.78)%
5 years
(from January 1, 1996 to
December 31, 2000)..............................                16.98 %             119.09 %
6 years and 2 months
(from November 1, 1994 date of SEC
registration to December 31, 2000)..............                18.95 %             191.86 %

PERFORMANCE COMPARISONS

Performance information for the separate account may be compared, in advertisements, sales literature, and reports to contract owners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to
(1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index, (10) Russell 1000, 2000, and 3000 indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities. Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (e.g., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

The separate account is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the separate account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the separate account or its contractowners into consideration in determining the Index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL COMPANY MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

ILLUSTRATING COMPOUNDING, TAX DEFERRAL, AND EXPENSE DEDUCTIONS

TIAA may illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

TIAA may also illustrate in advertisements, sales literature, and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.

Periodic Reports

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

  (1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total; (3) cash withdrawals from the separate account during the quarter; and (4) any transfers between the separate account and the fixed account during the quarter.

The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.

General Matters

ASSIGNMENT OF CONTRACTS

You can assign the contract at any time.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

State Regulation

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA's right to issue the contracts, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan LLP, Washington, D.C.

Experts

The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein (which report on the financial statements of TIAA expresses an opinion that such financial statements are presented in conformity with statutory accounting practices, a comprehensive basis of accounting as described in Note 2, and not in conformity with generally accepted accounting principles), and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Additional Considerations

Over the past several years, TIAA and CREF have added many new investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.

We may discuss and compare our array of products and services. At such times we disclose which of our subsidiaries or affiliates issues which products or types of products, as follows: TIAA-CREF Individual and Institutional Services, Inc. distributes CREF certificates and interests in the TIAA Real Estate Account. Teachers Personal Investors Services, Inc. distributes the variable component of personal annuities, mutual funds and tuition savings agreements. TIAA and TIAA-CREF Life Insurance Company issue insurance and annuities. TIAA-CREF Trust Company, FSB provides trust services. We also disclose that the investment products are not FDIC insured, may lose value, and are not bank guaranteed.

The separate account's Stock Index Account is ideal for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The Stock Index Account could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.

Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your TIAA-CREF basic Retirement Annuities, Supplemental Retirement Annuities, and other 403(b) savings plans. Consult your tax advisor to learn more about these limits.

You should also consider what types of investments are best suited for you and your current needs. In particular, you should consider the tax treatment of a variable annuity as compared with a standard mutual fund product. With annuities, earnings generally grow tax-deferred and investors are provided the option of lifetime income upon retirement. However, annuities may have restrictions on withdrawals before age 59 1/2, and thus may not be suitable for goals other than retirement. We may compare annuities to mutual funds in sales literature and advertisements.

You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that TIAA provides. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.

Customer service may be an important consideration for you. In our advertisements we may report the results of surveys conducted by independent agencies regarding customer service. We may also use certain testimonials and quote financial experts, financial and other publications, or other services regarding our products and services. We may also discuss in advertisements and sales literature general economic and/or market conditions that may impact investments in variable annuities.

Additional Information

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments, and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

Financial Statements

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     INDEX TO AUDITED FINANCIAL STATEMENTS
                               DECEMBER 31, 2000

                                                              Page
                                                              ----
TIAA SEPARATE ACCOUNT VA-1--STOCK INDEX ACCOUNT:
  Report of Management Responsibility                         B-16
  Report of the Audit Committee                               B-17
  Report of Independent Auditors                              B-18

AUDITED FINANCIAL STATEMENTS:
  Statement of Assets and Liabilities                         B-19
  Statement of Operations                                     B-20
  Statements of Changes in Net Assets                         B-21
  Notes to Financial Statements                               B-22
  Statement of Investments                                    B-24

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA:
  Chairman's Letter                                           B-43
  Report of Management Responsibility                         B-44
  Report of the Audit Committee                               B-45
  Report of Independent Auditors                              B-46

STATUTORY-BASIS FINANCIAL STATEMENTS:
  Balance Sheets                                              B-47
  Statements of Operations                                    B-48
  Statements of Changes in Capital and Contingency Reserves   B-49
  Statements of Cash Flows                                    B-50
  Notes to Statutory-Basis Financial Statements               B-51

[TIAA LOGO]

-------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
 TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") are the responsibility of management. They have been prepared in accordance with accounting principles generally accepted in the United States and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America ("TIAA") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of VA-1.

The accompanying financial statements have been audited by the independent auditing firm of Ernst & Young LLP. For the periods covered by these financial statements, all services provided by Ernst & Young LLP for VA-1 were limited exclusively to auditing. It is VA-1's policy that any non-audit services be obtained from a firm other than the external audit firm. The independent auditors' report, which appears on the second following page, expresses an independent opinion on the fairness of presentation of these financial statements.


                                            /s/ Martin E. Galt, III
                                            ------------------------------------
                                                         President


                                            /s/ Richard L. Gibbs
                                            ------------------------------------
                                               Executive Vice President
                                               and Chief Financial Officer

[TIAA LOGO]

--------------------------------------------------------------------------------

                          REPORT OF THE AUDIT COMMITTEE

To the Contractowners of
  TIAA Separate Account VA-1:

The Audit Committee oversees the financial reporting process of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") on behalf of VA-1's Management Committee. The Audit Committee is a standing committee of the Management Committee and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for VA-1's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee Members, as members of VA-1's Management Committee, reviewed and approved the audit plan of the independent auditing firm in connection with their audit. The Committee will also be meeting regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with generally accepted accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by VA-1, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and VA-1, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.



Laurence Franz, Audit Committee Chair
Jeanmarie Grisi, Audit Committee Member
Richard M. Norman, Audit Committee Member

February 26, 2001

[ERNST & YOUNG LLP LOGO]         -    787 Seventh Avenue  -  Phone: 212-773-3000
                                      New York, NY 10019


                         REPORT OF INDEPENDENT AUDITORS


To the Contractowners and Management Committee of
 TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") , including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of VA-1's management. Our responsibility is to express an opinion on these financial statements based on our audits. The condensed financial information for the year ended December 31, 1996 was audited by other auditors, whose report dated February 6, 1997 expressed an unqualified opinion on such condensed financial information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 2000, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States.





                                                           /s/ Ernst & Young LLP


February 5, 2001


       Ernst & Young LLP is a member of Ernst & Young International, Ltd.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000
           (amounts in thousands, except amount per accumulation unit)

ASSETS
   Investments, at cost ..............................................................    $752,532
   Net unrealized appreciation of investments ........................................     239,638
                                                                                          --------
   Investments, at value .............................................................     992,170
   Cash ..............................................................................          87
   Dividends and interest receivable .................................................         881
   Receivable from securities transactions ...........................................       4,807
                                                                                          --------
                                                                          TOTAL ASSETS     997,945
                                                                                          --------
LIABILITIES
   Payable for securities transactions ...............................................       6,189
   Amounts due to General Account ....................................................         568
                                                                                          --------
                                                                     TOTAL LIABILITIES       6,757
                                                                                          --------

NET ASSETS--Accumulation Fund ........................................................    $991,188
                                                                                          ========
NUMBER OF ACCUMULATION UNITS OUTSTANDING--NOTES 5 AND 6 ..............................      13,147
                                                                                            ======
NET ASSET VALUE, PER ACCUMULATION UNIT--NOTE 5 .......................................      $75.39
                                                                                            ======


                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT


                             STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
                             (amounts in thousands)

INVESTMENT INCOME
   Income:
     Interest ..................................................................          $    232
     Dividends .................................................................            12,318
                                                                                          --------
                                                                    TOTAL INCOME            12,550
                                                                                          --------
   Expenses--Note 3:
     Investment advisory charges ...............................................             3,169
     Administrative expenses ...................................................             2,113
     Mortality and expense risk charges ........................................             1,057
                                                                                          --------
                                                          EXPENSES BEFORE WAIVER             6,339
     Investment advisory charges waived ........................................            (2,430)
                                                                                          --------
                                                                    NET EXPENSES             3,909
                                                                                          --------
                                                          INVESTMENT INCOME--NET             8,641
                                                                                          --------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS--NOTE 4
     Net realized gain on investments ..........................................            36,794
     Net change in unrealized appreciation on investments ......................          (127,492)
                                                                                          --------
                                 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS           (90,698)
                                                                                          --------
                            NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS          $(82,057)
                                                                                          ========

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                       STATEMENTS OF CHANGES IN NET ASSETS
                             (amounts in thousands)

                                                                               YEARS ENDED DECEMBER 31,
                                                                             ------------------------------
                                                                                   2000             1999
                                                                             ------------        ----------
FROM OPERATIONS
   Investment income--net ................................................   $      8,641        $    8,282
   Net realized gain on investments ......................................         36,794            33,295
   Net change in unrealized appreciation on investments ..................       (127,492)          125,074
                                                                             ------------        ----------
                                     NET INCREASE (DECREASE) IN NET ASSETS
                                                 RESULTING FROM OPERATIONS        (82,057)          166,651
                                                                             ------------        ----------
FROM CONTRACTOWNER TRANSACTIONS
   Premiums ..............................................................         90,169           130,503
   Net contractowner transfers from fixed account ........................          3,408             4,267
   Withdrawals and death benefits ........................................        (52,886)          (26,849)
                                                                             ------------        ----------
                                      NET INCREASE IN NET ASSETS RESULTING
                                           FROM CONTRACTOWNER TRANSACTIONS         40,691           107,921
                                                                             ------------        ----------
                                     NET INCREASE (DECREASE) IN NET ASSETS        (41,366)          274,572

NET ASSETS
   Beginning of year .....................................................      1,032,554           757,982
                                                                             ------------        ----------
   End of year ...........................................................    $   991,188        $1,032,554
                                                                             ============        ==========

                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1--ORGANIZATION

TIAA Separate Account VA-1 ("VA-1") is a segregated investment account of Teachers Insurance and Annuity Association of America ("TIAA") and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("Commission") effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account ("Account"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA, which is registered with the Commission as an investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. ("TPIS"), also an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with accounting principles generally accepted in the United States.

VALUATION OF INVESTMENTS: Securities listed or traded on any United States national securities exchange are valued at the last sale price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sale price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee of VA-1.

ACCOUNTING FOR INVESTMENTS: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date. Realized gains and losses on securities transactions are accounted for on the average cost basis.

FEDERAL INCOME TAXES: Based on provisions of the Internal Revenue Code, no federal income taxes are attributable to the net investment experience of the Account.

NOTE 3--MANAGEMENT AGREEMENTS

Daily charges are deducted from the net assets of the Account for services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Currently, Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.07% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge for bearing certain mortality and expense risks in connection with the contracts equivalent to an annual rate of 0.10% of the net assets of the Account.

NOTE 4--INVESTMENTS

At December 31, 2000, the net unrealized appreciation on investments was $239,638,264, consisting of gross unrealized appreciation of $326,474,061 and gross unrealized depreciation of $86,835,797.


Purchases and sales of securities, other than short-term money market instruments, for the year ended December 31, 2000, were $266,410,969 and $216,399,636, respectively.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.

                                                                 YEARS ENDED DECEMBER 31,
                                                --------------------------------------------------------
                                                    2000        1999        1998       1997       1996
                                                ---------   ---------   ---------   ---------  ---------
Per Accumulation Unit data:
   Investment income .......................    $    .966   $    .961   $    .908   $    .847  $    .807
   Expenses ................................         .301        .270        .223        .182       .150
                                                ---------   ---------   ---------   ---------  ---------
   Investment income--net ..................         .665        .691        .685        .665       .657
   Net realized and unrealized gain (loss)
      on investments .......................       (7.024)     13.051      12.407      12.429      6.755
                                                ---------   ---------   ---------   ---------  ---------
   Net increase (decrease) in
      Accumulation Unit Value ..............       (6.359)     13.742      13.092      13.094      7.412
   Accumulation Unit Value:
      Beginning of year ....................       81.751      68.009      54.917      41.823     34.411
                                                ---------   ---------   ---------   ---------  ---------
      End of year ..........................    $  75.392   $  81.751   $  68.009   $  54.917  $  41.823
                                                =========   =========   =========   =========  =========

Total return ...............................        (7.78%)     20.21%      23.84%      31.31%     21.54%
Ratio to Average Net Assets:
   Expenses (1) ............................         0.37%       0.37%       0.37%       0.37%      0.40%
   Investment income--net ..................         0.82%       0.95%       1.14%       1.36%      1.74%
Portfolio turnover rate ....................        20.68%      37.93%      45.93%       2.39%      4.55%
Thousands of Accumulation Units
   outstanding at end of year ..............       13,147      12,630      11,145       9,901      6,768

(1) Advisors has agreed to waive a portion of its investment advisory fee. Without this waiver, the Account's expense ratio for the periods listed would have been higher (see Note 3).

NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                                                YEARS ENDED DECEMBER 31,
                                                                             ----------------------------
                                                                                2000             1999
                                                                             ----------       ----------
Accumulation Units:
   Credited for premiums ..............................................       1,116,722        1,798,810
   Cancelled for transfers and disbursements ..........................        (600,122)        (313,740)
   Outstanding:
     Beginning of year ................................................      12,630,471       11,145,401
                                                                             ----------       ----------
     End of year ......................................................      13,147,071       12,630,471
                                                                             ==========       ==========


NOTE 7--SUBSEQUENT EVENT--LINE OF CREDIT

In January 2001, the Account began to share in a $2.5 billion unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, the funding of contractowner redemptions that otherwise might require the untimely disposition of securities. Certain College Retirement Equities Fund Accounts, TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and, commencing in January 2001, the TIAA-CREF Life Funds, all of which are managed by Advisors, or an affiliate of Advisors, also participate in this facility. An annual commitment fee for the credit facility is borne by the participating Accounts and Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Accounts or Funds at rates which are based on the Federal Funds Rate in effect during the time of the borrowing.

                         TIAA SEPARATE ACCOUNT -- VA-1
                 STATEMENT OF INVESTMENTS -- STOCK INDEX ACCOUNT
                                DECEMBER 31, 2000

PRINCIPAL                                                           VALUE (000)
---------                                                           ----------
CORPORATE BONDS--0.00%
 CONSUMER CYCLICAL--0.00%
                EXCEL LEGACY CORP
$   3,000         9.000%, 11/05/04 ...............................   $    3
    1,000         10.000%, 11/05/04 ..............................        1
                UGLY DUCKLING CORP (SUB DEB)
    1,950         12.000%, 10/23/2003 ............................        2
                                                                     ------
                TOTAL CONSUMER CYCLICAL ..........................        6
                                                                     ------
                TOTAL CORPORATE BONDS
                  (COST $6,725) ..................................        6
                                                                     ------
SHARES
------
PREFERRED STOCK--0.01%
BASIC INDUSTRIES--0.01%
    2,280       SEALED AIR CORP (CLASS A) ........................       74
                                                                     ------
                TOTAL BASIC INDUSTRIES ...........................       74
                                                                     ------
 CONSUMER CYCLICAL--0.00%
    2,800     * OSULLIVAN INDUSTRIES HOLDINGS, INC ...............        1
                                                                     ------
                TOTAL CONSUMER CYCLICAL ..........................        1
                                                                     ------
FINANCIAL SERVICES--0.00%
      421     * CORRECTIONS CORP OF AMERICA (CLASS B) ............        3
                                                                     ------
                TOTAL FINANCIAL SERVICES .........................        3
                                                                     ------
HEALTH CARE--0.00%
    3,500     * FRESENIUS MEDICAL CARE HOLDINGS ..................        0
                                                                     ------
                TOTAL HEALTH CARE ................................        0
                                                                     ------
TECHNOLOGY--0.00%
      503       SUPERIOR TRUST I SERIES A ........................        3
                                                                     ------
                TOTAL TECHNOLOGY .................................        3
                                                                     ------
                TOTAL PREFERRED STOCK
                  (COST $154,143) ................................       81
                                                                     ------
COMMON STOCK--99.68%
AEROSPACE AND DEFENSE--1.02%
    1,000       AAR CORP .........................................       13
      450     * ALLIANT TECHSYSTEMS, INC .........................       30
   69,754       BOEING CO ........................................    4,604
    9,800     * ECHOSTAR COMMUNICATIONS CORP (CLASS A) ...........      223
   11,800       GENERAL DYNAMICS CORP ............................      920
   56,343     * GENERAL MOTORS CORP (CLASS H) ....................    1,296
    1,700     * HEXCEL CORP ......................................       15
   28,283       LOCKHEED MARTIN CORP .............................      960
      800     * MOOG, INC (CLASS A) ..............................       23
    5,700     * MOTIENT CORP .....................................       23
    4,777       NORTHROP GRUMMAN CORP ............................      396
    3,600     * ORBITAL SCIENCES CORP ............................       15
    1,269     * PANAMSAT CORP ....................................       44
    2,800     * PEGASUS COMMUNICATIONS CORP ......................       72
    3,400       PERKINELMER, INC .................................      357
    5,500       PRECISION CAST PARTS CORP ........................      231
    4,018       RAYTHEON CO (CLASS A) ............................      117
   21,300       RAYTHEON CO (CLASS B) ............................      662
    2,750     * REMEC, INC .......................................       26
    1,386     * TELEDYNE TECHNOLOGIES, INC .......................       33
    1,100     * TRIUMPH GROUP, INC ...............................       45
                                                                     ------
                TOTAL AEROSPACE AND DEFENSE ......................   10,105
                                                                     ------
BASIC INDUSTRIES--3.11%
   18,600       AIR PRODUCTS & CHEMICALS, INC ....................   $  763
    3,800     * AIRGAS, INC ......................................       26
    1,300       AK STEEL HOLDINGS CORP ...........................       11
    3,040     * ALBANY INTERNATIONAL CORP (CLASS A) NEW ..........       41
    1,900       ALBEMARLE CORP ...................................       47
   65,680       ALCOA, INC .......................................    2,200
    7,804       ALLEGHENY TECHNOLOGIES, INC ......................      124
    7,000       AMCOL INTERNATIONAL CORP .........................       33
    6,100     * AMERICAN STANDARD COS, INC .......................      301
    3,300       APTARGROUP, INC ..................................       97
    1,500       ARCH CHEMICALS, INC ..............................       27
    3,502       ARCH COAL, INC ...................................       49
    5,100       ARMSTRONG HOLDINGS, INC ..........................       11
    1,343       BALL CORP ........................................       62
   23,100     * BATTLE MOUNTAIN GOLD CO ..........................       39
    2,400       BEMIS CO .........................................       81
    9,300     * BETHLEHEM STEEL CORP .............................       16
    8,300       BLACK & DECKER CORP ..............................      326
    5,000       BOISE CASCADE CORP ...............................      168
    5,100       BOWATER, INC .....................................      288
    4,100     * BUCKEYE TECHNOLOGIES, INC ........................       58
    6,900       CABOT CORP .......................................      182
    1,935     * CABOT MICROELECTRONICS CORP ......................      100
      800       CALGON CARBON CORP ...............................        5
    2,500       CAMBREX CORP .....................................      113
    1,400       CARAUSTAR INDUSTRIES, INC ........................       13
    1,300       CARLISLE COS, INC ................................       56
    2,700       CARPENTER TECHNOLOGY CORP ........................       95
    5,200     * CELGENE CORP .....................................      169
    1,600       CENTEX CONSTRUCTION PRODUCTS, INC ................       44
    6,400       CENTEX CORP ......................................      240
    4,200     * CHAMPION ENTERPRISES, INC ........................       12
    3,100       CHESAPEAKE CORP ..................................       64
    4,000       CLARCOR, INC .....................................       83
    8,407       CLAYTON HOMES, INC ...............................       97
    1,500       CLEVELAND CLIFFS, INC ............................       32
    2,400     * COLLINS & AIKMAN CORP ............................       10
      400     * COMFORT SYSTEMS U.S.A., INC ......................        1
    4,100       COMMERCIAL METALS CO .............................       91
      600       CONSOL ENERGY, INC ...............................       17
    9,695       CROMPTON CORP ....................................      102
      400     * CROSSMANN COMMUNITIES, INC .......................        8
    6,100       CROWN CORK & SEAL CO, INC ........................       45
       60   b * CROWN VANTAGE, INC ...............................        0
    3,600     * CYTEC INDUSTRIES, INC ............................      144
    2,200     * DAL-TILE INTERNATIONAL, INC ......................       31
      200     * DEL WEBB CORP ....................................        6
    1,242       DELTIC TIMBER CORP ...............................       30
    1,200     * DIONEX CORP ......................................       41
   50,700       DOW CHEMICAL CO ..................................    1,857
   74,391       DU PONT (E.I.) DE NEMOURS & CO ...................    3,594
    4,300     * EARTHSHELL CORP ..................................        6
    7,400       EASTMAN CHEMICAL CO ..............................      361
    9,600       ECOLAB, INC ......................................      415
    2,750       ELCOR CORP .......................................       46
      300     * EMCOR GROUP, INC .................................        8
    1,396     * ENCOMPASS SERVICES CORP ..........................        7
      900     * ENERGY CONVERSION DEVICES, INC ...................       18
    7,700       ENGELHARD CORP ...................................      157
    1,950       FERRO CORP .......................................       45
    5,100       FLEETWOOD ENTERPRISES, INC .......................       54
      800       FLORIDA ROCK INDUSTRIES, INC .....................       31
    5,900     * FLUOR CORP (NEW) .................................      195
      900     * FMC CORP .........................................       65
    2,900       FOSTER WHEELER CORP ..............................       15
   11,363     * FREEPORT-MCMORAN COPPER & GOLD, INC (CLASS B) ....       97
    1,448       FULLER (H.B.) CO .................................       57
    3,000       GEORGIA GULF CORP ................................       51
   15,212       GEORGIA-PACIFIC CORP (PACKING GROUP) .............      473
    3,900       GEORGIA-PACIFIC CORP (TIMBER GROUP) ..............      117
    1,000       GIBRALTAR STEEL CORP .............................       18
    4,300       GLATFELTER (P.H.) CO .............................       54

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
BASIC INDUSTRIES--(CONTINUED)
    5,806       GOODRICH (B.F.) CO ...............................  $   211
    3,100     * GRACE W.R. & CO ..................................       10
    1,350       GRANITE CONSTRUCTION, INC ........................       39
    3,000       GREAT LAKES CHEMICAL CORP ........................      112
    1,000       GREIF BROTHERS CORP (CLASS A) ....................       29
    6,900       HERCULES, INC ....................................      132
   19,800       HOMESTAKE MINING CO ..............................       83
    4,687       HORTON (D.R.), INC ...............................      115
    8,451       ICN PHARMACEUTICALS, INC .........................      259
    7,200       IMC GLOBAL, INC ..................................      112
    2,600     * INSITUFORM TECHNOLOGIES, INC (CLASS A) ...........      104
   36,019       INTERNATIONAL PAPER CO ...........................    1,470
    2,100     * INTERNATIONAL SPECIALTY PRODUCTS, INC ............       14
      800       INTERPOOL, INC ...................................       14
    1,600     * IVEX PACKAGING CORP ..............................       18
      300     * JACOBS ENGINEERING GROUP, INC ....................       14
    4,700       KAUFMAN & BROAD HOME CORP ........................      158
   40,262       KIMBERLY-CLARK CORP ..............................    2,846
    4,116       LAFARGE CORP .....................................       97
    2,200       LENNAR CORP ......................................       80
    2,500     * LONE STAR TECHNOLOGIES, INC ......................       96
    2,800       LONGVIEW FIBRE CO ................................       38
    4,600       LOUISIANA PACIFIC CORP ...........................       47
   10,800       LTV CORP .........................................        4
    4,100       LUBRIZOL CORP ....................................      106
    7,100       LYONDELL CHEMICAL CO .............................      109
    1,300       MACDERMID, INC ...................................       25
    3,600       MARTIN MARIETTA MATERIALS, INC ...................      152
   31,700       MASCO CORP .......................................      814
    5,900       MASSEY ENERGY CO .................................       75
      400       MDC HOLDINGS, INC ................................       13
    9,500       MEAD CORP ........................................      298
      800       METALS U.S.A., INC ...............................        2
    5,007       METRIS COS, INC ..................................      132
    3,100       MILLENNIUM CHEMICAL, INC .........................       56
    1,600       MINERALS TECHNOLOGIES, INC .......................       55
    2,700     * MUELLER INDUSTRIES, INC ..........................       72
      200       NCH CORP .........................................        8
    4,000     * NCI BUILDING SYSTEMS, INC ........................       75
   10,300       NEWMONT MINING CORP ..............................      176
      300     * NORTEK, INC ......................................        7
    4,500       NUCOR CORP .......................................      179
      700     * NVR, INC .........................................       87
    5,600     * OAK TECHNOLOGY, INC ..............................       49
    1,500     * OAKLEY, INC ......................................       20
    3,900       OLIN CORP ........................................       86
    1,100       OM GROUP, INC ....................................       60
    4,100       OMNOVA SOLUTIONS, INC ............................       25
    5,600    b  OWENS CORNING CO .................................        5
   12,000     * OWENS ILLINOIS, INC ..............................       68
    3,500     * PACKAGING CORP OF AMERICA ........................       56
   13,400     * PACTIV CORP ......................................      166
      350     * PALM HARBOR HOMES, INC ...........................        6
    4,100       PENTAIR, INC .....................................       99
    7,341       PHELPS DODGE CORP ................................      410
       40       PLACER DOME, INC (U.S.) ..........................        0
    3,300       PLUM CREEK TIMBER CO, INC ........................       86
    9,150       POLYONE CORP .....................................       54
      100       POPE & TALBOT, INC ...............................        2
    1,889       POTLATCH CORP ....................................       63
   11,500       PPG INDUSTRIES, INC ..............................      533
   10,900       PRAXAIR, INC .....................................      484
    4,000       PULTE CORP .......................................      169
    1,100       QUANEX CORP ......................................       22
    1,100       RAYONIER, INC ....................................       44
    1,650       RELIANCE STEEL & ALUMINUM CO .....................       41
      600       ROCK-TENN CO (CLASS A) ...........................        4
    9,700       ROHM & HAAS CO ...................................      352
    8,831       RPM, INC .........................................       76
      300     * RTI INTERNATIONAL METALS, INC ....................        4
    1,061       RYERSON TULL, INC ................................        9
    2,500       RYLAND GROUP, INC ................................      102
    3,500       SCHULMAN (A.), INC ...............................  $    40
    2,300     * SCICLONE PHARMACEUTICALS, INC ....................        9
    6,072     * SEALED AIR CORP ..................................      185
    2,000     * SHAW GROUP, INC ..................................      100
    7,800       SHERWIN-WILLIAMS CO ..............................      205
    7,400       SIGMA ALDRICH CORP ...............................      291
      600     * SIMPSON MANUFACTURING CO, INC ....................       31
    7,353     * SMURFIT-STONE CONTAINER CORP .....................      110
    8,560       SOLUTIA, INC .....................................      103
    7,631       SONOCO PRODUCTS CO ...............................      165
    1,200       SPARTECH CORP ....................................       25
    2,400       ST. JOE CO .......................................       53
    2,400       STANDARD-PACIFIC CORP ............................       56
    3,900       STANLEY WORKS CO .................................      122
      800     * STEEL DYNAMICS, INC ..............................        9
    3,700     * STILLWATER MINING CO .............................      146
      400   b * STONE & WEBSTER, INC .............................        1
    3,400     * TECHNE CORP ......................................      123
    2,400       TEMPLE-INLAND, INC ...............................      129
    2,600       TEXAS INDUSTRIES, INC ............................       78
    3,100     * TOLL BROTHERS, INC ...............................      127
      800       TREDEGAR CORP ....................................       14
      400     * TREX CO, INC .....................................       10
   10,600       UNION CARBIDE CORP ...............................      570
    2,500       UNIVERSAL FOREST PRODUCTS, INC ...................       33
    2,000     * URS CORP .........................................       29
    3,500       USEC, INC ........................................       15
    1,400       USG CORP .........................................       32
    4,200       USX-US STEEL GROUP, INC ..........................       76
    5,700       VULCAN MATERIALS CO ..............................      273
      200     * WASHINGTON GROUP INTERNATIONAL, INC ..............        2
    6,900       WAUSAU-MOSINEE PAPER CORP ........................       70
    1,100       WD-40 CO .........................................       21
    1,400       WELLMAN, INC .....................................       20
    2,000       WEST PHARMACEUTICAL SERVICES, INC ................       49
   10,200       WESTVACO CORP ....................................      298
   15,000       WEYERHAEUSER CO ..................................      761
    6,500       WILLAMETTE INDUSTRIES, INC .......................      305
   10,600       WORTHINGTON INDUSTRIES, INC ......................       85
    1,100       YORK INTERNATIONAL CORP ..........................       34
                                                                    -------
                TOTAL BASIC INDUSTRIES ...........................   30,783
                                                                    -------

 CONSUMER CYCLICAL--7.96%
      100     * 99 CENTS ONLY STORES .............................        3
    2,200       AARON RENTS, INC .................................       31
    6,800     * ABERCROMBIE & FITCH CO (CLASS A) .................      136
    4,133     * ACNEILSEN CORP ...................................      150
    1,000     * ADVANTICA RESTAURANT GROUP, INC ..................        1
      500     * AMERCO ...........................................       10
      600     * AMERICAN CLASSIC VOYAGES CO ......................        8
    1,000     * AMERICAN EAGLE OUTFITTERS, INC ...................       42
    4,100       AMERICAN GREETINGS CORP (CLASS A) ................       39
    5,200     * AMERICREDIT CORP .................................      142
    1,500     * AMES DEPARTMENT STORES, INC ......................        2
    1,800     * ANCHOR GAMING CO .................................       70
      900     * ANN TAYLOR STORES CORP ...........................       22
    5,900     * APOLLO GROUP, INC (CLASS A) ......................      290
    2,700     * APPLEBEE'S INTERNATIONAL, INC ....................       85
      700       ARCTIC CAT, INC ..................................        8
    2,800     * ARGOSY GAMING CO .................................       54
    6,899       ARVINMERITOR, INC ................................       78
  197,122     * AT & T CORP - LIBERTY MEDIA (CLASS A) ............    2,673
    8,084       AUTOLIV, INC .....................................      129
    2,400     * AVIS GROUP HOLDINGS, INC .........................       78
    3,500     * AZTAR CORP .......................................       45
    3,000     * BALLY TOTAL FITNESS HOLDINGS CORP ................      102
      700       BANDAG, INC ......................................       28
    1,700     * BE FREE, INC .....................................        4
   18,900     * BED BATH & BEYOND, INC ...........................      423
   10,700       BELO (A.H.) CORP SERIES A ........................      171
      400       BHC COMMUNICATIONS, INC (CLASS A) ................       52
    2,300       BLOCKBUSTER, INC (CLASS A) .......................       19
    6,100       BOB EVANS FARMS, INC .............................      130
    2,400     * BOCA RESORTS, INC (CLASS A) ......................       35
    2,400       BORGWARNER, INC ..................................       96
    4,500     * BOYD GAMING CORP .................................       15
    1,000     * BOYDS COLLECTION LTD .............................        9

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
CONSUMER CYCLICAL--(CONTINUED)
      900     * BREED TECHNOLOGIES, INC ..........................   $    0
    4,700     * BRINKER INTERNATIONAL, INC .......................      199
    1,400       BROWN SHOE CO, INC ...............................       18
    9,000       BRUNSWICK CORP ...................................      148
      500     * BUCKLE, INC (THE) ................................        9
      620       BURLINGTON COAT FACTORY WAREHOUSE CORP ...........       12
      800       BUSH INDUSTRIES, INC (CLASS A) ...................        9
    2,400   b * CALDOR CORP ......................................        0
    5,100       CALLAWAY GOLF CO .................................       95
    3,300     * CATALINA MARKETING CORP ..........................      128
    2,800       CATO CORP (CLASS A) ..............................       39
    3,300       CBRL GROUP, INC ..................................       60
    2,650     * CEC ENTERTAINMENT, INC ...........................       90
    1,700     * CHAMPIONSHIP AUTO RACING TEAMS, INC ..............       36
    7,400     * CHARMING SHOPPES, INC ............................       44
      700     * CHICO'S FAS, INC .................................       15
    2,100     * CHILDREN'S PLACE RETAIL STORES, INC ..............       43
    5,900     * CHOICE HOTELS INTERNATIONAL, INC .................       81
      462       CHRIS CRAFT INDUSTRIES, INC ......................       31
    4,100     * CITADEL COMMUNICATIONS CORP ......................       49
    2,000       CLAIRE'S STORES, INC .............................       36
   36,178     * CLEAR CHANNEL COMMUNICATIONS, INC ................    1,752
    1,400     * CLEAR CHANNEL COMMUNICATIONS, INC WTS
                  09/18/01 .......................................        9
      300       COACHMEN INDUSTRIES, INC .........................        3
      500     * COLDWATER CREEK, INC .............................       16
      300     * COLUMBIA SPORTSWEAR CO ...........................       15
    8,500     * CONSOLIDATED STORES CORP .........................       90
    4,300       COOPER TIRE & RUBBER CO ..........................       46
    4,400     * COPART, INC ......................................       95
    3,900     * COX RADIO, INC (CLASS A) .........................       88
      700     * CROWN MEDIA HOLDINGS, INC (CLASS A) ..............       14
    1,000     * CSS INDUSTRIES, INC ..............................       21
    2,900     * CUMULUS MEDIA, INC (CLASS A) .....................       11
    7,024       DANA CORP ........................................      108
    6,500       DANAHER CORP .....................................      444
    9,300       DARDEN RESTAURANTS, INC ..........................      213
    3,400     * DATA BROADCASTING CORP ...........................       12
       80     * DAY RUNNER, INC ..................................        0
    1,700     * DELCO REMY INTERNATIONAL , INC ...................       15
   49,682       DELPHI AUTOMOTIVE SYSTEMS CORP ...................      559
    6,100       DILLARD'S, INC (CLASS A) .........................       72
      450     * DIRECT FOCUS, INC ................................       15
  163,534       DISNEY (WALT) CO .................................    4,732
   12,425       DOLLAR GENERAL CORP ..............................      235
    4,200     * DOLLAR THRIFTY AUTOMOTIVE GROUP, INC .............       79
    9,175     * DOLLAR TREE STORES, INC ..........................      225
    1,100       DONALDSON CO, INC ................................       31
    6,000       DONNELLEY (R.R.) & SONS CO .......................      162
    1,000       DOVER DOWNS ENTERTAINMENT, INC ...................       11
    2,700       DOW JONES & CO, INC ..............................      153
    2,400     * E4L, INC .........................................        0
   21,900       EASTMAN KODAK CO .................................      862
    2,600     * EMMIS COMMUNICATIONS CORP (CLASS A) ..............       75
    1,600     * ENTERCOM COMMUNICATIONS CORP .....................       55
    2,300       EQUITY INNS, INC .................................       14
    8,600     * EXTENDED STAY AMERICA, INC .......................      111
    2,600       FACTSET RESEARCH SYSTEMS, INC ....................       96
    2,200     * FAIRFIELD COMMUNITIES, INC .......................       31
    8,300       FAMILY DOLLAR STORES, INC ........................      178
    4,500       FEDDERS CORP .....................................       21
   19,770     * FEDERATED DEPARTMENT STORES, INC .................      692
    6,600       FELCOR LODGING TRUST, INC ........................      158
      554       FLORIDA EAST COAST INDUSTRIES, INC (CLASS B ......       19
    2,200     * FOOTSTAR, INC ....................................      109
  140,126       FORD MOTOR CO (NEW) ..............................    3,284
      900       FOREST CITY ENTERPRISES, INC (CLASS A) ...........       35
    2,100     * FOSSIL, INC ......................................       30
    8,800     * FOX ENTERTAINMENT GROUP, INC (CLASS A) ...........      157
      700       G & K SERVICES, INC (CLASS A) ....................       20
   21,500       GANNETT CO, INC ..................................    1,356
   40,612       GAP, INC .........................................    1,036
       54     * GAYLORD ENTERTAINMENT CO .........................   $    1
      900   b * GC COS, INC ......................................        2
        6     * GEMSTAR-TV GUIDE INTERNATIONAL, INC ..............        0
    4,100       GENCORP, INC .....................................       39
   42,849       GENERAL MOTORS CORP ..............................    2,183
    7,800     * GENESCO, INC .....................................      191
    5,900     * GENTEX CORP ......................................      110
   10,600       GENUINE PARTS CO .................................      278
    9,200       GOODYEAR TIRE & RUBBER CO ........................      212
    1,800       GRACO, INC .......................................       74
    1,300     * GUITAR CENTER, INC ...............................       15
    3,500     * HANDLEMAN CO .....................................       26
   16,100     * HANOVER DIRECT, INC ..............................        6
    3,700       HARCOURT GENERAL, INC ............................      212
    3,870       HARMAN INTERNATIONAL INDUSTRIES, INC .............      141
    6,100     * HARRAH'S ENTERTAINMENT, INC ......................      161
    4,200       HARTE-HANKS, INC .................................       99
    1,300       HAVERTY FURNITURE COS, INC .......................       13
    2,500     * HAYES LEMMERZ INTERNATIONAL, INC .................       17
    3,800     * HEARST-ARGYLE TELEVISION, INC ....................       78
    1,200       HERTZ CORP (CLASS A) .............................       41
   19,127       HILTON HOTELS CORP ...............................      201
    5,600     * HISPANIC BROADCASTING CORP .......................      143
    2,900       HOLLINGER INTERNATIONAL, INC .....................       46
    4,100     * HOLLYWOOD ENTERTAINMENT CORP .....................        4
      900       HOUGHTON MIFFLIN CO ..............................       42
    2,800     * IHOP CORP (NEW) ..................................       61
   22,050     * INFINITY BROADCASTING CORP (CLASS A) .............      616
      700     * INFORMATION HOLDINGS, INC ........................       16
    4,200     * INTELECT COMMUNICATIONS, INC .....................        2
    4,753     * INTERNATIONAL GAME TECHNOLOGY CO .................      228
    1,900       INTERNATIONAL SPEEDWAY CORP (CLASS A ) ...........       72
   23,869       INTERPUBLIC GROUP OF COS, INC ....................    1,016
    1,900     * INTERTAN, INC ....................................       22
    8,200       INTIMATE BRANDS, INC (CLASS A) ...................      123
    1,200     * INTRANET SOLUTIONS, INC ..........................       61
    1,000     * ISLE OF CAPRI CASINOS, INC .......................       11
    3,100     * JACK IN THE BOX, INC .............................       91
    1,000     * JAKKS PACIFIC, INC ...............................        9
    7,400       JOHNSON CONTROLS, INC ............................      385
    9,902     * JONES APPAREL GROUP, INC .........................      319
    3,400     * JOURNAL REGISTER CO ..............................       55
   25,500     * K MART CORP ......................................      135
      300       KELLWOOD CO ......................................        6
      300     * KENNETH COLE PRODUCTIONS, INC (CLASS A) ..........       12
    1,200     * KEY3MEDIA GROUP, INC .............................       15
    4,800       KIMBALL INTERNATIONAL, INC (CLASS B) .............       70
      800     * KIRBY CORP .......................................       17
    4,000       KNIGHT-RIDDER, INC ...............................      228
   24,300     * KOHL'S CORP ......................................    1,482
       25     * LAKES GAMING, INC ................................        0
    4,050     * LAMAR ADVERTISING CO (CLASS A) ...................      156
    2,000       LANDRY'S SEAFOOD RESTAURANTS, INC ................       20
    2,000       LASALLE HOTEL PROPERTIES .........................       30
    2,700       LA-Z-BOY, INC ....................................       43
    6,100     * LEAR CORP ........................................      151
    3,400       LEE ENTERPRISES, INC .............................      101
   11,100       LEGGETT & PLATT, INC .............................      210
    2,700       LIBBEY, INC ......................................       82
    1,700     * LIBERTY DIGITAL, INC (CLASS A) ...................        9
    9,880     * LIBERTY SATELLITE & TECHNOLOGY, INC ..............       31
    1,000     * LIFEMINDERS, INC .................................        4
   28,802       LIMITED, INC .....................................      491
    5,100       LINENS `N THINGS, INC. ...........................      141
    3,100       LIZ CLAIBORNE, INC ...............................      129
      200     * LODGENET ENTERTAINMENT CORP ......................        4
    4,800       LONE STAR STEAKHOUSE & SALOON, INC ...............       46
    1,800       LUBY'S, INC ......................................       11
    7,900     * MANDALAY RESORT GROUP ............................      173
      200       MARCUS CORP ......................................        3
   16,700       MARRIOTT INTERNATIONAL, INC (CLASS A) ............      706
       81     * MARVEL ENTERPRISES (CLASS A) WTS 10/02/01 ........        0
      138     * MARVEL ENTERPRISES (CLASS C) WTS 10/02/02 ........        0
   23,200       MAY DEPARTMENT STORES CO .........................      760
    7,000       MAYTAG CO ........................................      226
    1,300       MCCLATCHY CO (CLASS A) ...........................       55
   99,200       MCDONALD'S CORP ..................................    3,373

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
CONSUMER CYCLICAL--(CONTINUED)
   13,900       MCGRAW HILL COS, INC .............................  $   815
    1,585       MEDIA GENERAL, INC (CLASS A) .....................       58
    1,050     * MEN'S WEARHOUSE, INC .............................       29
    3,000       MEREDITH CORP ....................................       97
    1,344     * METRO-GOLDWYN-MAYER, INC .........................       22
    2,300       MGM MIRAGE .......................................       65
    3,300     * MICHAELS STORES, INC .............................       87
    2,000     * MICROS SYSTEMS, INC ..............................       37
    1,333       MIDAS, INC .......................................       16
    1,100     * MIDWAY GAMES, INC ................................        8
    1,600       MODINE MANUFACTURING CO ..........................       33
    4,200     * MOHAWK INDUSTRIES, INC ...........................      115
    1,250     * MONACO COACH CORP ................................       22
    1,600     * MSC INDUSTRIAL DIRECT CO (CLASS A) ...............       29
    3,157       MYERS INDUSTRIES, INC ............................       46
    1,300     * MYPOINTS.COM, INC ................................        2
    1,600     * NAUTICA ENTERPRISES, INC .........................       24
    3,400     * NBC INTERNET, INC ................................       12
    2,200     * NEIMAN MARCUS GROUP, INC (CLASS A) ...............       78
      723     * NEIMAN MARCUS GROUP, INC (CLASS B) ...............       24
    1,500     * NETCENTIVES, INC .................................        6
   14,300       NEW YORK TIMES CO (CLASS A) ......................      573
       82       NEWS CORP LTD ....................................        2
    7,400       NIKE, INC (CLASS B) ..............................      413
    7,700       NORDSTROM, INC ...................................      140
    1,400     * O'CHARLEY'S, INC .................................       25
   14,600       OMNICOM GROUP, INC ...............................    1,210
    1,800     * ON COMMAND CORP ..................................       16
    2,400     * O'REILLY AUTOMOTIVE, INC .........................       64
    1,400       OSHKOSH B'GOSH, INC (CLASS A) ....................       26
    1,050       OSHKOSH TRUCK CORP ...............................       46
    9,150     * OUTBACK STEAKHOUSE, INC ..........................      237
    2,350     * PACIFIC SUNWEAR CALIFORNIA, INC ..................       60
      900     * PAPA JOHN'S INTERNATIONAL, INC ...................       20
   21,800     * PARK PLACE ENTERTAINMENT CORP ....................      260
      500     * PARKERVISION, INC ................................       18
    1,746     * PAYLESS SHOESOURCE, INC ..........................      124
   16,145       PENNEY, (J.C.) CO, INC ...........................      176
    2,500       PENTON MEDIA, INC ................................       67
    1,900     * PERFORMANCE FOOD GROUP CO ........................       97
    8,000       PIER 1 IMPORTS, INC ..............................       83
    2,400     * PINNACLE ENTERTAINMENT, INC ......................       32
    3,200     * PINNACLE SYSTEMS, INC ............................       24
    1,300     * PIXAR, INC .......................................       39
    1,000     * PLAYBOY ENTERPRISES, INC (CLASS B) ...............       10
    3,000       POLARIS INDUSTRIES, INC ..........................      119
    4,100     * POLO RALPH LAUREN CORP ...........................       91
    3,800       POLYMER GROUP, INC ...............................       20
    1,700     * PRESSTEK, INC ....................................       18
    4,800     * PRIME HOSPITALITY CORP ...........................       56
   11,200     * PRIMEDIA, INC ....................................      134
      600       PULITZER, INC ....................................       28
    2,800     * QUICKSILVER, INC .................................       54
    3,800     * RADIO ONE, INC (CLASS A) .........................       41
    1,000     * RADIO ONE, INC (CLASS D) .........................       11
    9,800       READER'S DIGEST ASSOCIATION, INC (CLASS A)
                  (NON-VOTE) .....................................      383
    2,700     * REEBOK INTERNATIONAL LTD .........................       74
    2,050       REGIS CORP .......................................       30
    1,200     * RENT-A-CENTER, INC ...............................       41
      800       RIVIANA FOODS, INC ...............................       16
    6,500       ROSS STORES, INC .................................      110
    2,700       ROUSE CO .........................................       69
    9,400       RUBY TUESDAY, INC ................................      143
    3,000       RUSSELL CORP .....................................       46
    5,300     * RYAN'S FAMILY STEAK HOUSES, INC ..................       50
   17,900     * SAKS, INC ........................................      179
    2,850     * SALTON, INC ......................................       59
       79     * SAMSONITE CORP ...................................        0
    1,700     * SCHOLASTIC CORP ..................................      151
    1,200     * SCOTTS CO (CLASS A) ..............................       44
    2,000       SCRIPPS (E.W.) CO (CLASS A) ......................      126
   25,400       SEARS ROEBUCK & CO ...............................   $  883
      900   b * SERVICE MERCHANDISE CO, INC ......................        0
    9,120       SHAW INDUSTRIES, INC .............................      173
    3,000     * SHOPKO STORES, INC ...............................       15
    3,400     * SINCLAIR BROADCASTING GROUP, INC (CLASS A ) ......       34
    2,700     * SIRIUS SATELLITE RADIO, INC ......................       81
    2,400       SMITH (A.O.) CORP ................................       41
    4,500       SNAP-ON, INC .....................................      125
    8,200     * SONIC AUTOMOTIVE, INC ............................       56
    2,400     * SONIC CORP .......................................       56
    2,200     * SOTHEBY'S HOLDINGS, INC (CLASS A) ................       51
    2,300     * SPANISH BROADCASTING SYSTEM, INC .................       12
      700       SPIEGEL, INC (CLASS A) ...........................        3
    3,000     * SPORTSLINE.COM, INC ..............................       16
    1,700       SPRING INDUSTRIES, INC (CLASS A) .................       55
    2,603     * SPX CORP .........................................      282
   16,100     * STARBUCKS CORP ...................................      712
    3,600     * STATION CASINOS, INC .............................       54
    5,900       STEELCASE, INC (CLASS A) .........................       82
      700     * STEIN MART, INC ..................................        8
      700     * STONERIDGE, INC ..................................        5
    5,400       STRIDE RITE CORP .................................       38
   10,200     * SUNBEAM CORP .....................................        3
    2,600     * SUNGLASS HUT INTERNATIONAL, INC ..................       13
    1,400       SUPERIOR INDUSTRIES INTERNATIONAL, INC ...........       44
   49,700       SYSCO CORP .......................................    1,491
    1,100     * SYSTEMAX, INC ....................................        1
    3,300       TALBOTS, INC .....................................      151
      400       TANGER FACTORY OUTLET CENTERS, INC ...............        9
   67,800       TARGET CORP ......................................    2,187
    1,980       TENNECO AUTOMOTIVE, INC ..........................        6
    1,500     * THE CHEESECAKE FACTORY, INC ......................       58
    1,200       THOR INDUSTRIES, INC .............................       24
    2,000     * THQ, INC .........................................       49
   10,500       TIFFANY & CO .....................................      332
      500     * TIMBERLAND CO (CLASS A) ..........................       33
   84,243       TIME WARNER, INC .................................    4,401
   20,400       TJX COS, INC .....................................      566
    1,207     * TOO, INC .........................................       15
    4,300     * TOPPS, INC .......................................       40
    4,400     * TOWER AUTOMOTIVE, INC ............................       40
   15,222       TRIBUNE CO .......................................      643
    9,140     * TRICON GLOBAL RESTAURANTS, INC ...................      302
    3,800       TRUE NORTH COMMUNICATIONS, INC ...................      162
    6,400       TRW, INC .........................................      248
    6,300     * U.S.A. NETWORKS, INC .............................      122
    4,300     * UNIFI, INC .......................................       38
      800     * UNIVERSAL ELECTRONICS, INC .......................       12
   11,700     * UNIVISION COMMUNICATIONS, INC (CLASS A) ..........      479
    5,700       V.F. CORP ........................................      207
      600     * VAIL RESORTS, INC ................................       14
    4,800     * VALASSIS COMMUNICATIONS, INC .....................      152
   15,100     * VENATOR GROUP, INC ...............................      234
    7,400     * VIACOM, INC (CLASS A) ............................      348
   75,016     * VIACOM, INC (CLASS B) ............................    3,507
    4,756       VISTEON CORP .....................................       55
      800       WABASH NATIONAL CORP .............................        7
  209,900       WAL-MART STORES, INC .............................   11,151
      300       WASHINGTON POST CO (CLASS B) .....................      185
    8,300       WENDY'S INTERNATIONAL, INC .......................      218
    4,100       WESTPOINT STEVENS, INC ...........................       31
    5,200     * WESTWOOD ONE, INC ................................      100
    3,700       WHIRLPOOL CORP ...................................      176
    6,400       WILEY (JOHN) & SONS, INC (CLASS A) ...............      138
    5,400     * WILLIAMS-SONOMA, INC .............................      108
    1,600     * WINK COMMUNICATIONS, INC .........................       10
    1,100       WINNEBAGO INDUSTRIES, INC ........................       19
    1,000     * WMS INDUSTRIES, INC ..............................       20
      725       WOLVERINE WORLD WIDE, INC ........................       11
      500       WOODWARD GOVERNOR CO .............................       22
       70       WPP GROUP PLC (SPON ADR) .........................        4
      900     * XM SATELLITE RADIO HOLDINGS, INC (CLASS A) .......       14
      800     * YOUNG BROADCASTING, INC (CLASS A) ................       27
    4,900     * ZALE CORP ........................................      142
    2,400     * ZOMAX, INC .......................................       11
                                                                    -------
                TOTAL CONSUMER CYCLICAL ..........................   78,871
                                                                    -------


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
CONSUMER NON-CYCLICAL--8.32%
    3,140     * 7-ELEVEN, INC ...................................  $     27
    1,800     * AGRIBRANDS INTERNATIONAL, INC ...................        96
    4,300       ALBERTO CULVER CO (CLASS B) .....................       184
   19,936       ALBERTSON'S, INC ................................       528
   14,000     * AMAZON.COM, INC .................................       218
    2,100     * AMERICAN ITALIAN PASTA CO (CLASS A) .............        56
   69,000       ANHEUSER-BUSCH COS, INC .........................     3,140
   51,335       ARCHER DANIELS MIDLAND CO .......................       770
   11,500     * AUTOZONE, INC ...................................       328
   17,300       AVON PRODUCTS, INC ..............................       828
    3,900     * BARNES & NOBLE, INC .............................       103
    3,700     * BARNESANDNOBLE.COM, INC .........................         5
   12,300     * BEST BUY CO, INC ................................       364
    4,300     * BJ'S WHOLESALE CLUB, INC ........................       165
      709       BLOCK DRUG, INC (CLASS A) .......................        37
    1,900       BLYTH, INC ......................................        46
    7,800     * BORDERS GROUP, INC ..............................        91
    3,100       BROWN FORMAN, INC (CLASS B) .....................       206
    1,000     * CADIZ, INC ......................................         9
   21,400       CAMPBELL SOUP CO ................................       741
    3,700       CARTER WALLACE, INC .............................       123
    7,400     * CASEY'S GENERAL STORES, INC .....................       111
    3,200     * CDW COMPUTER CENTERS, INC .......................        89
    5,500     * CHIQUITA BRANDS INTERNATIONAL, INC ..............         6
    2,900       CHURCH & DWIGHT CO, INC .........................        65
   13,300       CIRCUIT CITY STORES-CIRCUIT CITY GROUP ..........       153
   20,300       CLOROX CO .......................................       721
  154,700       COCA COLA CO ....................................     9,427
   23,000       COCA COLA ENTERPRISES, INC ......................       437
   43,400       COLGATE PALMOLIVE CO ............................     2,801
   44,059       CONAGRA FOODS, INC ..............................     1,146
    1,500     * CONSTELLATION BRANDS, INC (CLASS A) .............        88
    1,900       COORS (ADOLPH) CO (CLASS B) .....................       153
    2,975       CORN PRODUCTS INTERNATIONAL, INC ................        86
    2,150     * COST PLUS, INC ..................................        63
   36,400     * COSTCO WHOLESALE CORP ...........................     1,454
   29,442       CVS CORP ........................................     1,765
    2,800       DEAN FOODS CO ...................................        86
    2,000     * DEL MONTE FOODS CO ..............................        15
    8,566       DELHAIZE AMERICA, INC (CLASS B) .................       154
    2,400       DELTA & PINE LAND CO ............................        50
    6,000       DIAL CORP .......................................        66
    5,200       DOLE FOOD CO ....................................        85
    1,200       DREYERS GRAND ICE CREAM, INC ....................        39
      900     * DUANE READE, INC ................................        28
    5,816       EARTHGRAINS CO ..................................       108
       51     * EGGHEAD.COM, INC ................................         0
    5,300     * ENERGIZER HOLDINGS, INC .........................       113
    3,400       ETHAN ALLEN INTERIORS, INC ......................       114
    4,300     * ETOYS, INC ......................................         1
      200     * EXPEDIA, INC (CLASS A) ..........................         2
      900     * FACTORY 2-U STORES, INC .........................        30
      100       FARMER BROTHERS CO ..............................        21
    1,900       FASTENAL CO .....................................       104
    2,200       FLEMING COS, INC ................................        26
    7,650       FLOWERS INDUSTRIES, INC .........................       120
    4,200     * FURNITURE BRANDS INTERNATIONAL, INC .............        88
   20,314       GENERAL MILLS, INC ..............................       905
   83,378       GILLETTE CO .....................................     3,012
    1,600     * HAIN CELESTIAL GROUP, INC .......................        52
   20,750       HASBRO, INC .....................................       220
    5,100    b  HEILIG MEYERS CO ................................         0
   25,300       HEINZ (H.J.) CO .................................     1,200
       33       HERBALIFE INTERNATIONAL, INC (CLASS A) ..........         0
    2,566       HERBALIFE INTERNATIONAL, INC (CLASS B) ..........        19
    8,400       HERSHEY FOODS CORP ..............................       541
  178,050       HOME DEPOT, INC .................................     8,135
    6,000       HORMEL FOODS CORP ...............................       112
    1,700       HUGHES SUPPLY, INC ..............................        30
    5,200       IBP, INC ........................................       139
    2,400     * INSIGHT ENTERPRISES, INC ........................        43
    3,400       INTERFACE, INC (CLASS A) ........................        30
    3,800       INTERNATIONAL MULTIFOODS CORP ...................  $     77
    2,400       INTERSTATE BAKERIES CORP ........................        34
    7,000     * INTERNATIONAL FLAVORS & FRAGRANCES, INC .........       142
       50    b  JUST FOR FEET, INC. .............................         0
   15,100       KELLOGG CO ......................................       396
   66,208     * KROGER CO .......................................     1,792
    4,450       LANCASTER COLONY CORP ...........................       125
    3,600       LANCE, INC ......................................        46
    5,800       LAUDER (ESTEE) CO (CLASS A) .....................       254
      700       LONGS DRUG STORES CORP ..........................        17
   25,100       LOWE'S COS, INC .................................     1,117
   29,589       MATTEL, INC .....................................       427
    5,400       MCCORMICK & CO, INC (NON-VOTE) ..................       195
      600     * MEADE INSTRUMENTS CO ............................         4
    6,400       MILLER (HERMAN), INC ............................       184
    2,100     * MUSICLAND STORES CORP ...........................        26
    2,800     * NBTY, INC .......................................        13
    2,100     * NETWORK COMMERCE, INC ...........................         2
   17,500       NEWELL RUBBERMAID, INC ..........................       398
    4,500     * NU SKIN ENTERPRISES, INC (CLASS A) ..............        24
   33,400     * OFFICE DEPOT, INC ...............................       238
    8,050     * OFFICEMAX, INC ..................................        23
    2,400       ONEIDA LTD ......................................        45
    4,000     * ONVIA.COM, INC ..................................         3
      600     * PARTY CITY CORP .................................         2
      400     * PC CONNECTION, INC ..............................         4
    2,500       PEP BOYS MANNY, MOE, & JACK CO ..................         9
    6,800       PEPSI BOTTLING GROUP, INC .......................       272
  110,800       PEPSICO, INC ....................................     5,492
   13,600     * PERRIGO CO ......................................       113
    4,500     * PETSMART, INC ...................................        13
  173,600       PHILIP MORRIS COS, INC ..........................     7,638
      600       PILGRIM'S PRIDE CORP (CLASS B) ..................         5
    1,900     * PLAYTEX PRODUCTS, INC ...........................        18
    4,500     * PRICELINE.COM, INC ..............................         6
  101,700       PROCTER & GAMBLE CO .............................     7,977
    9,400       QUAKER OATS CO ..................................       915
   15,500       RADIOSHACK CORP .................................       664
    1,200     * RALCORP HOLDINGS, INC ...........................        20
   21,400       RALSTON PURINA CO ...............................       559
    1,500     * REVLON, INC (CLASS A) ...........................         7
   18,320     * RITE AID CORP ...................................        44
    7,500       RJR REYNOLDS TOBACCO HOLDINGS, INC ..............       366
    1,600     * ROBERT MONDAVI CORP (CLASS A) ...................        87
    2,200       RUDDICK CORP ....................................        25
    1,500       RUSS BERRIE & CO, INC ...........................        32
   36,004     * SAFEWAY, INC ....................................     2,250
   67,300       SARA LEE CORP ...................................     1,653
      340       SCHWEITZER-MAUDUIT INTERNATIONAL, INC ...........         7
    1,400     * SCIQUEST.COM, INC ...............................         2
    5,800       SENSIENT TECHNOLOGIES CORP ......................       132
    1,850       SLI, INC ........................................        12
    2,700     * SMITHFIELD FOODS, INC ...........................        82
      200       SMUCKER (J.M) CO ................................         6
    2,200     * STAMPS.COM, INC .................................         6
   31,262     * STAPLES, INC ....................................       369
    1,000       STEPAN CO .......................................        24
    2,700     * SUIZA FOODS CORP ................................       130
   10,806       SUPERVALU, INC ..................................       150
      500       THOMAS INDUSTRIES, INC ..........................        12
    2,400     * TICKETMASTER ONLINE-CITYSEARCH, INC (CLASS B) ...        20
    2,630       TOOTSIE ROLL INDUSTRIES, INC ....................       121
   20,087     * TOYS `R' US, INC ................................       335
    2,550     * TRANS WORLD ENTERTAINMENT CORP ..................        23
    4,700       TUPPERWARE CORP .................................        96
    1,000     * TWEETER HOME ENTERTAINMENT GROUP, INC ...........        12
   14,000       TYSON FOODS, INC (CLASS A) ......................       179
    1,100       UNIVERSAL CORP ..................................        39
   10,700       UST, INC ........................................       300
    2,900     * VALUEVISION INTERNATIONAL, INC (CLASS A) ........        37
      200     * VLASIC FOODS INTERNATIONAL, INC .................         0
   77,300       WALGREEN CO .....................................     3,232
    1,900       WEIS MARKETS, INC ...............................        73
    7,700       WHITMAN CORP ....................................       126
    2,000     * WHOLE FOODS MARKET, INC .........................       122
    4,550     * WILD OATS MARKETS, INC ..........................        19
    4,500       WINN DIXIE STORES, INC ..........................        87
    7,101       WRIGLEY (WM) JR CO ..............................       680
                                                                    -------
                TOTAL CONSUMER NON-CYCLICAL .....................    82,504
                                                                    -------


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
ENERGY--5.20%
    6,900       AMERADA HESS CORP ...............................  $    504
   20,213       ANADARKO PETROLEUM CORP .........................     1,437
    9,800       APACHE CORP .....................................       687
    3,800       ASHLAND, INC ....................................       136
    1,400     * ATWOOD OCEANICS, INC ............................        61
   22,415       BAKER HUGHES, INC ...............................       932
    2,100     * BARNETT RESOURCES CORP ..........................       119
      700     * BASIN EXPLORATION, INC ..........................        18
    1,200     * BELCO OIL & GAS CORP ............................        15
    5,500     * BJ SERVICES CO ..................................       379
    1,700     * BROWN (TOM), INC ................................        56
   18,049       BURLINGTON RESOURCES, INC .......................       911
    1,100       CABOT OIL & GAS CORP (CLASS A) ..................        34
    1,400     * CAL DIVE INTERNATIONAL, INC .....................        37
      100       CARBO CERAMICS, INC .............................         4
    7,100     * CHESAPEAKE ENERGY CORP ..........................        72
   49,700       CHEVRON CORP ....................................     4,197
   50,652       CONOCO, INC (CLASS B) ...........................     1,466
    1,100     * CONTOUR ENERGY CO ...............................         1
    3,100     * COOPER CAMERON CORP .............................       205
    4,387       CROSS TIMBERS OIL CO ............................       122
    7,587       DEVON ENERGY CORP (NEW) .........................       463
    3,200       DIAMOND OFFSHORE DRILLING, INC ..................       128
      700     * DRIL-QUIP, INC ..................................        24
    2,449     * EEX CORP ........................................        12
   12,800       ENSCO INTERNATIONAL, INC ........................       436
    9,400       EOG RESOURCES, INC ..............................       514
  268,457       EXXON MOBIL CORP ................................    23,339
    2,013     * FOREST OIL CORP .................................        74
       14     * FOREST OIL CORP WTS 02/15/04 ....................         0
       14     * FOREST OIL CORP WTS 02/15/05 ....................         0
    2,866     * FRIEDE GOLDMAN HALTER, INC ......................        10
    4,800     * GLOBAL INDUSTRIES LTD ...........................        66
   10,300     * GLOBAL MARINE, INC ..............................       292
    6,700     * GRANT PRIDECO, INC ..............................       147
   18,700     * GREY WOLF, INC ..................................       110
   32,132       HALLIBURTON CO ..................................     1,165
    4,000     * HANOVER COMPRESSOR CO ...........................       178
    2,200       HELMERICH & PAYNE, INC ..........................        97
    2,000     * HORIZON OFFSHORE, INC ...........................        40
      500     * HOUSTON EXPLORATION CO ..........................        19
    2,100     * HS RESOURCES, INC ...............................        89
    3,100     * INPUT/OUTPUT, INC ...............................        32
    8,347       KERR-MCGEE CORP .................................       559
   11,000     * KEY ENERGY SERVICES, INC ........................       115
    1,000     * LOUIS DREYFUS NATURAL GAS CORP ..................        46
    7,200     * MARINE DRILLING COS, INC ........................       193
    1,300     * MAVERICK TUBE CORP ..............................        29
    1,263     * MCMORAN EXPLORATION CO ..........................        17
    1,200       MITCHELL ENERGY & DEVELOPMENT CORP (CLASS A) ....        74
    4,700       MURPHY OIL CORP .................................       284
   11,300     * NABORS INDUSTRIES, INC ..........................       668
    2,900     * NATIONAL-OILWELL, INC ...........................       112
    2,200     * NEWFIELD EXPLORATION CO .........................       104
    5,800       NOBLE AFFILIATES, INC ...........................       267
    9,000     * NOBLE DRILLING CORP .............................       391
    1,400     * NUEVO ENERGY CO .................................        24
   31,300       OCCIDENTAL PETROLEUM CORP .......................       759
   16,900     * OCEAN ENERGY, INC (NEW) .........................       294
    2,100     * OCEANEERING INTERNATIONAL, INC ..................        41
   11,800     * PARKER DRILLING CO ..............................        60
    3,700     * PATTERSON ENERGY, INC ...........................       138
    3,900       PENNZOIL-QUAKER STATE CO ........................        50
   15,200       PHILLIPS PETROLEUM CO ...........................       865
    6,500     * PIONEER NATURAL RESOURCES CO ....................       128
    1,200     * PLAINS RESOURCES, INC ...........................        25
    2,100       POGO PRODUCING CO ...............................        65
    7,900     * PRIDE INTERNATIONAL, INC ........................       195
      450     * PRIMA ENERGY CORP ...............................        16
    2,600     * PURE RESOURCES, INC .............................        53
   17,900     * R & B FALCON CORP ...............................       411
    8,900     * ROWAN COS, INC ..................................       240
      700       RPC, INC ........................................  $     10
       16       SCHLUMBERGER LTD ................................         1
    1,200     * SEACOR SMIT, INC ................................        63
    2,600     * SEITEL, INC .....................................        48
    4,900     * SMITH INTERNATIONAL, INC ........................       365
    1,900       ST. MARY LAND & EXPLORATION CO ..................        63
      900     * STONE ENERGY CORP ...............................        58
    8,700       SUNOCO, INC .....................................       293
    3,300     * SUPERIOR ENERGY SERVICES, INC ...................        38
      600     * SWIFT ENERGY CO .................................        23
      600     * TESORO PETROLEUM CORP ...........................         7
   41,316       TEXACO, INC .....................................     2,567
    2,700       TIDEWATER, INC ..................................       120
    9,048       TOSCO CORP ......................................       307
      486     * TOTAL FINA WTS 08/05/03 .........................        15
       13     * TRANSTEXAS GAS CORP (CLASS A) ...................         0
    1,700     * TRICO MARINE SERVICES, INC ......................        26
    7,826       ULTRAMAR DIAMOND SHAMROCK CORP ..................       242
      800     * UNIT CORP .......................................        15
      500     * UNIVERSAL COMPRESSION HOLDINGS, INC .............        19
   20,616       UNOCAL CORP .....................................       798
   26,600       USX-MARATHON GROUP, INC .........................       738
    1,800     * UTI ENERGY CORP .................................        59
    6,000       VALERO ENERGY CORP ..............................       223
    1,700     * VARCO INTERNATIONAL, INC (NEW) ..................        37
    2,500     * VERITAS DGC, INC ................................        81
    1,900       VINTAGE PETROLEUM, INC ..........................        41
    9,930     * WEATHERFORD INTERNATIONAL, INC ..................       469
                                                                    -------
                TOTAL ENERGY ....................................    51,577
                                                                    -------

FINANCIAL SERVICES--18.25%
      400       21ST CENTURY INSURANCE GROUP ....................         6
    2,325       ADVANTA CORP (CLASS A) ..........................        20
    2,700     * AFFILIATED MANAGERS GROUP, INC ..................       148
   21,500       AFLAC, INC ......................................     1,552
      700       ALEXANDRIA REAL ESTATE EQUITIES, INC ............        26
    2,100       ALFA CORP .......................................        39
      622       ALLEGHANY CORP (DELAWARE) .......................       128
    5,200       ALLIED CAPITAL CORP .............................       109
    3,400       ALLMERICA FINANCIAL CORP ........................       247
   58,156       ALLSTATE CORP ...................................     2,533
    3,900       AMB PROPERTY CORP ...............................       101
    6,450       AMBAC FINANCIAL GROUP, INC ......................       376
    4,700       AMCORE FINANCIAL, INC ...........................        97
    1,500       AMERICAN CAPITAL STRATEGIES LTD .................        38
  102,700       AMERICAN EXPRESS CO .............................     5,642
    2,800       AMERICAN FINANCIAL GROUP, INC ...................        74
      400       AMERICAN FINANCIAL HOLDINGS, INC ................         8
   18,840       AMERICAN GENERAL CORP ...........................     1,535
    1,300       AMERICAN INDUSTRIAL PROPERTIES REIT .............        16
  155,241       AMERICAN INTERNATIONAL GROUP, INC ...............    15,301
      500       AMERICAN NATIONAL INSURANCE CO ..................        37
    9,500     * AMERITRADE HOLDINGS CORP (CLASS A) ..............        67
    1,800       AMLI RESIDENTIAL PROPERTIES TRUST ...............        44
   26,453       AMSOUTH BANCORPORATION ..........................       403
    3,237     * ANC RENTAL CORP .................................        11
   16,775       AON CORP ........................................       575
    5,145       APARTMENT INVESTMENT &
                  MANAGEMENT CO (CLASS A) .......................       257
      300     * ARCH CAPITAL GROUP LTD ..........................         5
    6,600       ARCHSTONE COMMUNITIES TRUST .....................       170
    7,400       ARDEN REALTY GROUP, INC .........................       186
    1,300       ARGONAUT GROUP, INC .............................        27
    8,154       ASSOCIATED BANC-CORP ............................       248
    6,800     * ASSOCIATES FIRST CAP. RESIDUAL VALUE ............         0
    4,645       ASTORIA FINANCIAL CORP ..........................       252
   25,900     * AUTONATION, INC .................................       155
    3,700       AVALONBAY COMMUNITIES, INC ......................       185
    1,900       BALDWIN & LYONS, INC (CLASS B) ..................        44
      600       BANCFIRST CORP ..................................        24
    7,500       BANCORPSOUTH, INC ...............................        91
    8,400       BANCWEST CORP ...................................       219
  127,495       BANK OF AMERICA CORP ............................     5,849
   58,300       BANK OF NEW YORK CO, INC ........................     3,217
   91,333       BANK ONE CORP ...................................     3,345
    2,800       BANK UNITED CORP (CLASS A) ......................       191
   11,278       BANKNORTH GROUP, INC ............................       225


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
FINANCIAL SERVICES--(CONTINUED)
    3,300       BAY VIEW CAPITAL CORP ...........................  $     21
   32,269       BB&T CORP .......................................     1,204
    9,712       BEAR STEARNS COS, INC ...........................       492
    3,900       BEDFORD PROPERTY INVESTORS, INC .................        79
      850       BERKLEY (W.R.) CORP .............................        40
    1,300     * BLACKROCK, INC ..................................        55
      300       BLANCH (E.W.) HOLDINGS, INC .....................         5
    4,100       BOSTON PROPERTIES, INC ..........................       178
    3,400       BOYKIN LODGING CO ...............................        29
    3,600       BRANDYWINE REALTY TRUST .........................        74
    1,300       BRE PROPERTIES, INC (CLASS A) ...................        41
      900       BROOKLINE BANCORP, INC ..........................        10
    1,000       BROWN & BROWN, INC ..............................        35
    1,000       BSB BANCORP, INC ................................        13
    2,400       BURNHAM PACIFIC PROPERTIES, INC .................        11
    6,200       CAMDEN PROPERTY TRUST ...........................       208
    3,400       CAPITAL AUTOMOTIVE REIT .........................        47
   14,800       CAPITAL ONE FINANCIAL CORP ......................       974
    2,600       CAPITOL FEDERAL FINANCIAL .......................        44
    1,200       CAPSTEAD MORTGAGE CORP ..........................        13
    7,400       CARRAMERICA REALTY CORP .........................       232
      400       CASH AMERICA INTERNATIONAL, INC .................         2
    5,500     * CATELLUS DEVELOPMENT CORP .......................        96
      800       CATHAY BANCORP, INC .............................        47
    2,300     * CB RICHARD ELLIS SERVICES GROUP, INC ............        34
    1,840       CBL & ASSOCIATES PROPERTIES, INC ................        47
    2,700     * CCC INFORMATION SERVICES GROUP, INC .............        17
       33       CENTENNIAL BANCORP ..............................         0
      300       CENTERPOINT PROPERTIES CORP .....................        14
    2,100       CENTURA BANKS, INC ..............................       101
    2,500       CHARTER MUNICIPAL MORTGAGE
                  ACCEPTANCE CO .................................        34
   14,407       CHARTER ONE FINANCIAL, INC ......................       416
    1,800       CHATEAU COMMUNITIES, INC ........................        55
    1,400       CHELSEA PROPERTY GROUP, INC .....................        52
      525       CHEMICAL FINANCIAL CORP .........................        12
    2,400       CHITTENDEN CORP .................................        73
    2,730     * CHOICEPOINT, INC ................................       179
   14,394       CHUBB CORP ......................................     1,245
   11,588       CINCINNATI FINANCIAL CORP .......................       458
   13,800       CIT GROUP, INC (CLASS A) ........................       278
  389,687       CITIGROUP, INC ..................................    19,898
    2,521       CITIZENS BANKING CORP (MICHIGAN) ................        73
       88       CITY HOLDINGS CO ................................         1
    4,700       CITY NATIONAL CORP ..............................       182
    1,900     * CNA FINANCIAL CORP ..............................        74
    1,300     * COAST FEDERAL LITIGATION CONTINGENT RTS .........         2
    6,000       COLONIAL BANCGROUP, INC .........................        65
    4,200       COLONIAL PROPERTIES TRUST .......................       109
   14,800       COMDISCO, INC ...................................       169
   11,000       COMERICA, INC ...................................       653
    1,812       COMMERCE BANCORP, INC ...........................       124
    6,655       COMMERCE BANCSHARES, INC ........................       283
    2,850       COMMERCIAL FEDERAL CORP .........................        55
    2,270       COMMERCIAL NET LEASE REALTY, INC ................        23
    6,800       COMMUNITY FIRST BANKSHARES, INC .................       128
       94       COMMUNITY TRUST BANCORP, INC ....................         1
    8,550       COMPASS BANCSHARES, INC .........................       204
      900     * COMPUCREDIT CORP ................................        16
   22,613       CONSECO, INC ....................................       298
    1,900  (b)* CONTIFINANCIAL CORP .............................         0
    2,300       CORNERSTONE REALTY INCOME TRUST, INC ............        24
    6,800     * CORRECTIONS CORP OF AMERICA .....................         2
      400       CORUS BANKSHARES, INC ...........................        20
    7,849       COUNTRYWIDE CREDIT INDUSTRIES, INC ..............       394
    5,649       COUSINS PROPERTIES, INC .........................       158
    1,500       CRAWFORD & CO (CLASS B) .........................        17
    1,100     * CREDIT ACCEPTANCE CORP ..........................         7
    7,100       CRESCENT REAL ESTATE EQUITIES CO ................       158
      400     * CRESECENT OPERATING, INC ........................         0
    1,900     * CRESTLINE CAPITAL CORP ..........................        49
    2,700     * CSK AUTO CORP ...................................        10
    5,700       CULLEN FROST BANKERS, INC .......................  $    238
      600       DAIN RAUSCHER CORP ..............................        57
      800       DEVELOPERS DIVERSIFIED REALTY CORP ..............        11
   11,800       DIME BANCORP, INC ...............................       349
    2,000       DIME COMMUNITY BANCSHARES .......................        51
    1,400     * DLJ DIRECT, INC .................................         5
    1,300       DORAL FINANCIAL CORP ............................        31
    1,530       DOWNEY FINANCIAL CORP ...........................        84
    7,062       DUKE-WEEKS REALTY CORP ..........................       174
   15,685     * E TRADE GROUP, INC ..............................       116
      500       EAST WEST BANCORP, INC ..........................        12
    2,900       EASTGROUP PROPERTIES, INC .......................        65
    6,000       EATON VANCE CORP ................................       194
    5,150       EDWARDS (A.G.), INC .............................       244
    1,800       ENHANCE FINANCIAL SERVICES GROUP, INC ...........        28
    2,900       ENTERTAINMENT PROPERTIES TRUST ..................        32
   23,143       EQUITY OFFICE PROPERTIES TRUST ..................       755
    9,778       EQUITY RESIDENTIAL PROPERTIES TRUST CO ..........       541
    2,000       ERIE INDEMNITY CO (CLASS A) .....................        60
      200       ESSEX PROPERTY TRUST, INC .......................        11
    1,800       F & M NATIONAL CORP .............................        47
      600       FARMERS CAPITAL BANK CORP .......................        17
    1,581       FBL FINANCIAL GROUP, INC (CLASS A) ..............        28
    4,900       FEDERAL REALTY INVESTMENT TRUST .................        93
    9,000       FEDERATED INVESTORS, INC (CLASS B) ..............       262
   54,700       FGLMC ...........................................     3,767
    3,224       FIDELITY NATIONAL FINANCIAL, INC ................       119
   29,171       FIFTH THIRD BANCORP .............................     1,743
    1,300     * FINANCIAL FEDERAL CORP ..........................        31
    4,716       FINOVA GROUP, INC ...............................         4
    3,000       FIRST AMERICAN CORP .............................        99
      300       FIRST BANCORP (PUERTO RICO) .....................         7
    2,300       FIRST CHARTER CORP ..............................        34
      100       FIRST CITIZENS BANCSHARES, INC (CLASS A) ........         8
    2,900       FIRST COMMONWEALTH FINANCIAL CORP ...............        29
    2,411       FIRST FINANCIAL BANCORP .........................        41
    1,500       FIRST INDIANA CORP ..............................        35
      800       FIRST MIDWEST BANCORP, INC ......................        23
      400       FIRST SENTINEL BANCORP, INC .....................         5
    8,200       FIRST TENNESSEE NATIONAL CORP ...................       237
   76,043       FIRST UNION CORP ................................     2,115
    3,300       FIRST VIRGINIA BANKS, INC .......................       158
      600       FIRST WASHINGTON REALTY TRUST, INC ..............        15
   76,429       FIRSTAR CORP ....................................     1,777
    1,200     * FIRSTFED FINANCIAL CORP .........................        39
    4,700       FIRSTMERIT CORP .................................       126
    4,500     * FIRSTPLUS FINANCIAL GROUP, INC ..................         0
   69,589       FLEETBOSTON FINANCIAL CORP ......................     2,614
   78,900       FNMA ............................................     6,845
    1,386       FRANCHISE FINANCE CORP OF AMERICA ...............        32
   12,300       FRANKLIN RESOURCES, INC .........................       469
    1,700       FREMONT GENERAL CORP ............................         5
    2,300     * FRIEDMAN, BILLINGS,
                  RAMSEY GROUP, INC (CLASS A) ...................        15
    1,600       FRONTIER FINANCIAL CORP .........................        40
    1,764     * FRONTLINE CAPITAL GROUP, INC ....................        23
    8,853       FULTON FINANCIAL CORP ...........................       204
    2,800       GALLAGHER (ARTHUR J.) & CO ......................       178
    4,603     * GARTNER GROUP, INC (CLASS A) ....................        32
    2,624     * GARTNER GROUP, INC (CLASS B) ....................        17
      800       GBC BANCORP .....................................        31
    1,900       GENERAL GROWTH PROPERTIES, INC ..................        69
    2,200       GLENBOROUGH REALTY TRUST, INC ...................        38
    2,300       GLIMCHER REALTY TRUST ...........................        29
    4,800       GOLDEN STATE BANCORP, INC .......................       151
    3,400     * GOLDEN STATE BANCORP, INC 01/27/02 WTS ..........         4
    9,000       GOLDEN WEST FINANCIAL CORP ......................       608
    2,600       GREAT AMERICAN FINANCIAL RESOURCES, INC .........        50
    2,600       GREAT LAKES REIT, INC ...........................        45
    2,100       GREATER BAY BANCORP .............................        86
    7,300       GREENPOINT FINANCIAL CORP .......................       299
    1,000       HANCOCK HOLDINGS CO .............................        38
      700       HARLEYSVILLE GROUP, INC .........................        20
   16,800       HARTFORD FINANCIAL SERVICES GROUP, INC ..........     1,187
    2,200       HCC INSURANCE HOLDINGS, INC .....................        59
    2,300       HEALTH CARE PROPERTY INVESTORS, INC .............        69
    2,070       HEALTH CARE REIT, INC ...........................        34


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
FINANCIAL SERVICES--(CONTINUED)
    3,000       HEALTHCARE REALTY TRUST, INC ....................  $     64
    2,719       HELLER FINANCIAL, INC (CLASS A) .................        83
   14,672       HIBERNIA CORP (CLASS A) .........................       187
    2,500       HIGHWOODS PROPERTIES, INC .......................        62
      900       HILB, ROGAL & HAMILTON CO .......................        36
      400       HOME PROPERTIES OF NEW YORK, INC ................        11
    5,308     * HOMEFED CORP ....................................         5
    5,800       HOOPER HOLMES, INC ..............................        64
    2,300       HORACE MANN EDUCATORS CORP ......................        49
    1,200       HOSPITALITY PROPERTIES TRUST ....................        27
   12,249       HOST MARRIOTT CORP (NEW) ........................       158
   35,948       HOUSEHOLD INTERNATIONAL, INC ....................     1,977
   10,000       HRPT PROPERTIES TRUST ...........................        76
    1,300       HUDSON CITY BANCORP, INC ........................        26
    7,253       HUDSON UNITED BANCORP ...........................       152
   17,735       HUNTINGTON BANCSHARES, INC ......................       287
    1,000     * IMC MORTGAGE CO .................................         0
    4,687       IMPERIAL BANCORP ................................       123
    8,900       INDEPENDENCE COMMUNITY BANK CORP ................       142
      162       INDEPENDENT BANK CORP ...........................         2
    6,212     * INDYMAC BANCORP, INC ............................       183
    5,100       INNKEEPERS U.S.A. TRUST .........................        56
    1,033     * INSIGNIA FINANCIAL GROUP, INC ...................        12
      350       INTERNATIONAL BANCSHARES CORP ...................        12
       65     * INTERSTATE HOTELS CORP ..........................         0
    2,059     * INVESTMENT TECHNOLOGY GROUP, INC ................        86
    2,200       INVESTORS FINANCIAL SERVICES CORP ...............       189
    1,800       IRT PROPERTY CO .................................        15
      500       IRWIN FINANCIAL CORP ............................        11
    9,678       ISTAR FINANCIAL, INC ............................       191
    1,600     * ITT EDUCATIONAL SERVICES, INC ...................        35
    4,100       JDN REALTY CORP .................................        43
    1,800       JEFFERIES GROUP, INC (NEW) ......................        56
    8,950       JEFFERSON-PILOT CORP ............................       669
    9,700       JOHN HANCOCK FINANCIAL SERVICES, INC ............       365
      200       JOHN NUVEEN CO (CLASS A) ........................        12
    1,400     * JONES LANG LA SALLE .............................        19
  112,810       JP MORGAN CHASE & CO ............................     6,699
      900       JP REALTY, INC ..................................        14
    1,000       KANSAS CITY LIFE INSURANCE CO ...................        35
   35,460       KEYCORP .........................................       993
    4,500       KILROY REALTY CORP ..............................       126
    2,000       KIMCO REALTY CORP ...............................        88
    7,100     * KNIGHT TRADING GROUP, INC .......................        99
    2,000       KOGER EQUITY, INC ...............................        31
    2,800     * LABRANCHE & CO, INC .............................        86
      900   b * LEASING SOLUTIONS, INC ..........................         0
    3,900       LEGG MASON, INC .................................       213
   19,800       LEHMAN BROTHERS HOLDINGS, INC ...................     1,339
    4,900       LEUCADIA NATIONAL CORP ..........................       174
      600       LIBERTY CORP ....................................        24
    1,000       LIBERTY FINANCIAL COS, INC ......................        45
   13,900       LINCOLN NATIONAL CORP ...........................       658
      300       LNR PROPERTY CORP ...............................         7
      100     * LTC HEALTHCARE, INC .............................         0
    6,364       M & T BANK CORP .................................       433
    1,600       MACERICH CO .....................................        31
    4,600       MACK-CALI REALTY CORP ...........................       131
    1,075       MAF BANCORP, INC ................................        31
      100     * MARKEL CORP .....................................        18
   20,700       MARSH & MCLENNAN COS, INC .......................     2,422
    7,759       MARSHALL & ILSLEY CORP ..........................       394
    7,241       MBIA, INC .......................................       537
   56,755       MBNA CORP .......................................     2,096
      100       MEDICAL ASSURANCE, INC ..........................         2
    5,099     * MEDITRUST CORP PAIRED ...........................        13
   36,800       MELLON FINANCIAL CORP ...........................     1,810
    3,855       MERCANTILE BANKSHARES CORP ......................       166
      600       MERCHANTS NEW YORK BANCORP, INC .................        15
      900       MERCURY GENERAL CORP ............................        39
    3,800       MERISTAR HOSPITALITY CORP .......................        75
   61,900       MERRILL LYNCH & CO, INC .........................     4,221
       85     * MERRY LAND PROPERTIES, INC ......................  $      0
   23,800       METROPOLITAN LIFE INSURANCE CO ..................       833
       19     * MFN FINANCIAL CORP ..............................         0
       22     * MFN FINANCIAL CORP WTS SERIES A 03/23/02 ........         0
       22     * MFN FINANCIAL CORP WTS SERIES B 03/23/03 ........         0
       22     * MFN FINANCIAL CORP WTS SERIES C 03/23/04 ........         0
    7,600       MGIC INVESTMENT CORP ............................       513
    1,300       MID-AMERICA APARTMENT COMMUNITIES, INC ..........        29
    1,200       MILLS CORP ......................................        20
    2,100       MONY GROUP, INC .................................       104
    1,600       MORGAN KEEGAN, INC ..............................        42
   87,510       MORGAN STANLEY DEAN WITTER & CO .................     6,935
   49,424       NATIONAL CITY CORP ..............................     1,421
   17,210       NATIONAL COMMERCE BANCORP .......................       426
    2,200       NATIONAL HEALTH INVESTORS, INC ..................        16
      100     * NATIONAL WESTERN LIFE INSURANCE CO ..............        10
    1,400       NATIONWIDE FINANCIAL SERVICES, INC (CLASS A) ....        67
    2,100       NATIONWIDE HEALTH PROPERTIES, INC ...............        27
    1,100     * NETBANK, INC ....................................         7
    2,400       NEUBERGER BERMAN, INC ...........................       195
    5,831       NEW PLAN EXCEL REALTY TRUST .....................        77
    2,600     * NEXTCARD, INC ...................................        21
   10,248       NORTH FORK BANCORP, INC .........................       252
   15,700       NORTHERN TRUST CORP .............................     1,281
      350       NY COMMUNITY BANCORP ............................        13
    2,100       OCEANFIRST FINANCIAL CORP .......................        52
    2,900       OHIO CASUALTY CORP ..............................        29
    9,628       OLD KENT FINANCIAL CORP .........................       421
    2,780       OLD NATIONAL BANCORP ............................        83
   11,300       OLD REPUBLIC INTERNATIONAL CORP .................       362
    1,100       PACIFIC CAPITAL BANCORP .........................        31
    9,400       PACIFIC CENTURY FINANCIAL CORP ..................       166
    2,700       PACIFIC GULF PROPERTIES, INC ....................        17
      250       PACIFIC NORTHWEST BANCORP .......................         3
    1,902       PAN PACIFIC RETAIL PROPERTIES, INC ..............        42
      945       PARK NATIONAL CORP ..............................        85
      800       PARKWAY PROPERTIES, INC .........................        24
    1,800       PENNSYLVANIA REAL ESTATE INVESTMENT TRUST .......        34
    2,700       PFF BANCORP, INC ................................        56
      800     * PHILADELPHIA CONSOLIDATED HOLDINGS CORP .........        25
    2,700       PHOENIX INVESTMENT PARTNERS LTD .................        42
    1,000       PMA CAPITAL CORP (CLASS A) ......................        17
    1,600       PMI GROUP, INC ..................................       108
   21,650       PNC FINANCIAL SERVICES GROUP, INC ...............     1,582
   10,476       POPULAR, INC ....................................       276
    1,701       POST PROPERTIES, INC ............................        64
    5,400       PRENTISS PROPERTIES TRUST .......................       145
      900       PRESIDENTIAL LIFE CORP ..........................        13
      700       PRIME GROUP REALTY TRUST ........................        10
       20     * PROFESSIONALS GROUP, INC ........................         0
    4,800       PROGRESSIVE CORP ................................       497
    4,410       PROLOGIS TRUST ..................................        98
    1,050       PROMISTAR FINANCIAL CORP ........................        18
    2,500       PROTECTIVE LIFE CORP ............................        81
      820       PROVIDENT BANKSHARES CORP .......................        17
    3,500       PROVIDENT FINANCIAL GROUP, INC ..................       131
   21,500       PROVIDIAN FINANCIAL CORP ........................     1,236
    1,700       PS BUSINESS PARKS, INC ..........................        47
    6,100       PUBLIC STORAGE, INC .............................       148
    2,026       RADIAN GROUP, INC ...............................       152
    3,850       RAYMOND JAMES FINANCIAL CORP ....................       134
    2,300       REALTY INCOME CORP ..............................        57
    5,200       RECKSON ASSOCIATES REALTY CORP ..................       130
    2,300       REGENCY REALTY CORP .............................        54
   15,459       REGIONS FINANCIAL CORP ..........................       422
    3,025       REINSURANCE GROUP OF AMERICA, INC ...............       107
    6,294       REPUBLIC BANCORP, INC ...........................        68
    1,300       REPUBLIC SECURITY FINANCIAL CORP ................         9
    5,100       RFS HOTEL INVESTORS, INC ........................        67
    2,100       RICHMOND COUNTY FINANCIAL CORP ..................        55
    1,500       RIGGS NATIONAL CORP .............................        21
      600       RLI CORP ........................................        27
    5,600       ROSLYN BANCORP, INC .............................       153
      900       S & T BANCORP, INC ..............................        19
    8,600       SAFECO CORP .....................................       283
      800       SANDY SPRING BANCORP, INC .......................        18


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
FINANCIAL SERVICES--(CONTINUED)
   82,052       SCHWAB (CHARLES) CORP ...........................  $  2,328
    2,100       SCPIE HOLDINGS, INC .............................        50
    2,200     * SECURITY CAPITAL GROUP, INC (CLASS B) ...........        44
    3,500       SEI INVESTMENTS CO ..............................       392
    4,200       SELECTIVE INSURANCE GROUP, INC ..................       102
      450       SENIOR HOUSING PROPERTIES TRUST .................         4
    5,300     * SILICON VALLEY BANCSHARES .......................       183
    8,000       SIMON PROPERTY GROUP, INC .......................       192
   10,397       SKY FINANCIAL GROUP, INC ........................       174
    1,600       SL GREEN REALTY CORP ............................        45
    2,000       SOUTH FINANCIAL GROUP, INC ......................        27
   11,450       SOUTHTRUST CORP .................................       466
    1,500     * SOUTHWEST BANCORP OF TEXAS, INC .................        64
    1,309       SOUTHWEST SECURITIES GROUP, INC .................        34
   10,260       SOVEREIGN BANCORP, INC ..........................        83
    1,400       SOVRAN SELF STORAGE, INC ........................        28
    4,500       SPIEKER PROPERTIES, INC .........................       226
   17,922       ST. PAUL COS, INC ...............................       973
    2,400       STANCORP FINANCIAL GROUP, INC ...................       115
   13,293       STARWOOD HOTELS & RESORTS WORLDWIDE, INC ........       469
    2,200       STATE AUTO FINANCIAL CORP .......................        39
   12,100       STATE STREET CORP ...............................     1,503
    4,100       STATEN ISLAND BANCORP, INC ......................        88
    1,300       STERLING BANCSHARES, INC ........................        26
       25       STERLING FINANCIAL CORP .........................         0
    2,000     * STEWART INFORMATION SERVICES CORP ...............        44
   16,100       STILWELL FINANCIAL, INC .........................       635
    2,700       STORAGE U.S.A., INC .............................        86
   15,867       SUMMIT BANCORP ..................................       606
      765       SUMMIT PROPERTIES, INC ..........................        20
    1,000       SUN COMMUNITIES, INC ............................        34
    1,500   b * SUNTERRA CORP ...................................         0
   20,962       SUNTRUST BANKS, INC .............................     1,321
    6,350       SUSQUEHANNA BANCSHARES, INC .....................       105
   18,200       SYNOVUS FINANCIAL CORP ..........................       490
    4,700     * SYNTROLEUM CORP .................................        80
    8,100       T ROWE PRICE GROUP, INC .........................       342
    2,400       TAUBMAN CENTERS, INC ............................        26
    5,000       TCF FINANCIAL CORP ..............................       223
    2,000     * TD WATERHOUSE GROUP .............................        27
    2,750       TEXAS REGIONAL BANCSHARES, INC (CLASS A) ........        89
   13,600       THE GOLDMAN SACHS GROUP, INC ....................     1,454
   10,600       TORCHMARK CORP ..................................       407
    2,500       TOWN & COUNTRY TRUST ............................        48
    1,200     * TRAMMELL CROW CO ................................        16
      700       TRANSATLANTIC HOLDINGS, INC .....................        74
    3,800     * TRIAD GUARANTY, INC .............................       126
    2,400       TRUST CO OF NEW JERSEY ..........................        30
    2,050       TRUSTCO BANK CORP (NEW YORK) ....................        25
    7,600       TRUSTMARK CORP ..................................       160
    1,200       TUCKER ANTHONY SUTRO CORP .......................        29
   56,436       U.S. BANCORP ....................................     1,647
    2,100     * UICI ............................................        12
    2,750       UMB FINANCIAL CORP ..............................       103
   12,350       UNION PLANTERS CORP .............................       442
    4,469       UNIONBANCAL CORP ................................       108
      800       UNITED BANKSHARES, INC ..........................        17
    2,200   b * UNITED COS FINANCIAL CORP .......................         0
   11,126       UNITED DOMINION REALTY TRUST, INC ...............       120
    4,070     * UNITED RENTALS, INC .............................        55
    6,000     * UNITEDGLOBALCOM, INC (CLASS A) ..................        82
    2,400       UNITRIN, INC ....................................        98
   14,793       UNUMPROVIDENT CORP ..............................       398
   13,750       USA EDUCATION, INC ..............................       935
      800       VALHI, INC ......................................         9
    6,868       VALLEY NATIONAL BANCORP .........................       229
    4,800       VORNADO REALTY TRUST ............................       184
      900       W HOLDING CO, INC ...............................        10
   16,936       WACHOVIA CORP ...................................       984
    6,400       WADDELL & REED FINANCIAL, INC (CLASS A) .........       241
       85       WADDELL & REED FINANCIAL, INC (CLASS B) .........         3
    8,942       WASHINGTON FEDERAL, INC .........................       254
   43,022       WASHINGTON MUTUAL, INC ..........................  $  2,283
    5,600       WASHINGTON REAL ESTATE INVESTMENT TRUST .........       132
       20     * WAYPOINT FINANCIAL CORP .........................         0
    5,100       WEBSTER FINANCIAL CORP ..........................       144
    3,400       WEINGARTEN REALTY INVESTORS, INC ................       149
  133,432       WELLS FARGO CO ..................................     7,430
    1,000       WESBANCO, INC ...................................        24
      220       WESCO FINANCIAL CORP ............................        62
       34       WEST COAST BANCORP (OREGON) .....................         0
    1,300       WESTAMERICA BANCORP .............................        56
    2,100       WESTFIELD AMERICA, INC ..........................        30
    1,400       WHITNEY HOLDINGS CORP ...........................        51
    1,400       WILMINGTON TRUST CORP ...........................        87
    5,600     * WIT SOUNDVIEW GROUP, INC ........................        20
    9,771     * WYNDHAM INTERNATIONAL, INC (CLASS A) ............        17
      700       ZENITH NATIONAL INSURANCE CORP ..................        21
    7,900       ZIONS BANCORP ...................................       493
                                                                    -------
                TOTAL FINANCIAL SERVICES ........................   180,850
                                                                    -------

HEALTH CARE--15.22%
  118,310       ABBOTT LABORATORIES CO ..........................     5,731
    5,800     * ABGENIX, INC ....................................       343
      600     * ABIOMED, INC ....................................        15
      700     * ACCREDO HEALTH, INC .............................        35
      700     * ACLARA BIOSCIENCES, INC .........................         8
    1,800     * ADVANCE PCS .....................................        82
    3,400     * ADVANCED TISSUE SCIENCES, INC ...................        10
    9,085       AETNA, INC (NEW) ................................       373
    3,200     * AFFYMETRIX, INC .................................       238
    1,200     * ALBANY MOLECULAR RESEARCH, INC ..................        74
      900     * ALEXION PHARMACEUTICALS, INC ....................        58
    5,900     * ALKERMES, INC ...................................       185
       95     * ALLERGAN SPECIALTY THERAPEUTICS, INC (CLASS A) ..         3
    9,400       ALLERGAN, INC ...................................       910
    3,500     * ALLIANCE PHARMACEUTICAL CORP ....................        30
    1,000     * ALLSCRIPTS, INC .................................         9
      700       ALPHARMA, INC (CLASS A) .........................        31
   13,300     * ALZA CORP .......................................       565
  100,800       AMERICAN HOME PRODUCTS CORP .....................     6,406
    1,800     * AMERICAN HOMEPATIENT, INC .......................         0
    2,600     * AMERIPATH, INC ..................................        65
    3,000     * AMERISOURCE HEALTH CORP (CLASS A) ...............       152
   78,680     * AMGEN, INC ......................................     5,031
    4,200     * AMYLIN PHARMACEUTICALS, INC .....................        33
    2,600     * ANDRX CORP ......................................       150
    1,000     * APHTON CORP .....................................        18
   11,500     * APOGENT TECHNOLOGIES, INC .......................       236
   16,000       APPLERA CORP (APPLIED BIOSYSTEMS GROUP) .........     1,505
    5,500     * APPLERA CORP (CELERA GENOMICS GROUP) ............       198
    4,300     * APRIA HEALTHCARE GROUP, INC .....................       128
    1,300     * ARADIGM CORP ....................................        19
    1,700     * ARIAD PHARMACEUTICAL, INC .......................         8
      800       ARROW INTERNATIONAL, INC ........................        30
    3,400     * ARTHROCARE CORP .................................        66
      900     * ATS MEDICAL, INC ................................        13
    1,400     * AURORA BIOSCIENCE CORP ..........................        44
    3,700     * AVANT IMMUNOTHERAPEUTICS, INC ...................        25
    1,000     * AVIGEN, INC .....................................        21
    2,000     * AVIRON, INC .....................................       134
      700     * BACOU U.S.A., INC ...............................        18
    5,600       BARD (C.R.), INC ................................       261
      900     * BARR LABORATORIES, INC ..........................        66
    5,600       BAUSCH & LOMB, INC ..............................       226
   21,700     * BAXTER INTERNATIONAL, INC .......................     1,916
    2,800       BECKMAN COULTER, INC ............................       117
   18,100       BECTON DICKINSON & CO ...........................       627
   11,025       BERGEN BRUNSWIG CORP (CLASS A) ..................       175
   14,400     * BEVERLY ENTERPRISES, INC ........................       118
    3,450       BINDLEY WESTERN INDUSTRIES, INC .................       143
      900     * BIOCRYST PHARMACEUTICALS, INC ...................         6
   11,300     * BIOGEN, INC .....................................       679
   11,050       BIOMET, INC .....................................       439
    1,100     * BIOPURE CORP ....................................        22
      400     * BIO-RAD LABORATORIES, INC (CLASS A) .............        13
    1,000     * BIOSITE DIAGNOSTICS, INC ........................        40
    3,200     * BIO-TECHNOLOGY GENERAL CORP .....................        23
   23,900     * BOSTON SCIENTIFIC CORP ..........................       327


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
HEALTH CARE--(CONTINUED)
  152,100       BRISTOL MYERS SQUIBB CO .........................  $ 11,246
      300     * CALIPER TECHNOLOGIES CORP .......................        14
   20,864       CARDINAL HEALTH, INC ............................     2,079
   15,500     * CAREMARK RX, INC ................................       210
    2,500     * CELL GENESYS, INC ...............................        57
    1,500     * CELL PATHWAYS, INC ..............................         7
    3,300     * CELL THERAPEUTICS, INC ..........................       149
    2,900     * CELSION CORP ....................................         3
    4,428     * CEPHALON, INC ...................................       280
    1,800     * CERNER CORP .....................................        83
      500     * CERUS CORP ......................................        38
    7,140     * CHIRON CORP .....................................       318
   12,400       CIGNA CORP ......................................     1,641
       50     * CLINTRIALS RESEARCH, INC ........................         0
      100     * CLOSURE MEDICAL CORP ............................         4
    1,800     * COHERENT, INC ...................................        59
      400     * COLLATERAL THERAPEUTICS, INC ....................         7
    1,100     * COLUMBIA LABORATORIES, INC ......................         5
    1,800     * CONMED CORP .....................................        31
    1,500     * CONNETICS CORP ..................................         7
    1,800       COOPER COS, INC .................................        72
    5,500     * COR THERAPEUTICS, INC ...........................       194
    2,703     * CORIXA CORP .....................................        75
    5,500     * COVANCE, INC ....................................        59
    5,000     * COVENTRY HEALTH CARE, INC .......................       133
      600     * CRYOLIFE, INC ...................................        18
    2,000     * CUBIST PHARMACEUTICALS, INC .....................        58
    2,800     * CURAGEN CORP ....................................        76
    1,800     * CV THERAPEUTICS, INC ............................       127
      282     * CYBEAR GROUP, INC ...............................         0
    3,400     * CYBER-CARE, INC .................................         7
    1,200     * CYBERONICS, INC .................................        28
    3,200     * CYGNUS, INC .....................................        16
    5,100     * CYTOGEN CORP ....................................        12
    3,700     * CYTYC CORP ......................................       231
      800       DATASCOPE CORP ..................................        27
    4,500     * DAVITA, INC .....................................        77
    2,700     * DENDRITE INTERNATIONAL, INC .....................        60
    5,100       DENTSPLY INTERNATIONAL, INC .....................       200
      700       DIAGNOSTIC PRODUCTS CORP ........................        38
      700     * DIGENE CORP .....................................        31
      500     * DIVERSA CORP ....................................         9
    1,000     * DUSA PHARMACEUTICALS, INC .......................        17
    2,700     * ECLIPSYS CORP ...................................        66
    8,640     * EDWARDS LIFESCIENCES CORP .......................       153
    4,500     * ELAN CORP CONTINGENT VALUE RIGHT ................         4
    1,000     * EMISPHERE TECHNOLOGIES, INC .....................        25
      900     * ENDO PHARMACEUTICALS, INC WTS 12/31/02 ..........         0
      700     * ENDOCARE, INC ...................................         9
      900     * ENTREMED, INC ...................................        16
    1,700     * ENZO BIOCHEM, INC ...............................        42
    3,200     * ENZON, INC ......................................       199
      600     * EXELIXIS, INC ...................................         9
    1,300     * EXPRESS SCRIPTS, INC ............................       133
    2,400     * FIRST HEALTH GROUP CORP .........................       112
    3,000     * FISHER SCIENTIFIC INTERNATIONAL, INC ............       111
    6,300     * FOREST LABORATORIES, INC ........................       837
    1,400   b * FPA MEDICAL MANAGEMENT, INC .....................         0
    1,900     * GENE LOGIC, INC .................................        35
   17,600     * GENENTECH, INC ..................................     1,434
    1,500     * GENOME THERAPEUTICS CORP ........................        10
      338     * GENZYME CORP (BIOSURGERY DIVISION) ..............         3
    6,943     * GENZYME CORP (GENERAL DIVISION) .................       624
       86     * GENZYME-MOLECULAR ONCOLOGY ......................         1
    1,600     * GERON CORP ......................................        25
    3,802     * GILEAD SCIENCES, INC ............................       315
    1,700     * GLIATECH, INC ...................................         7
   24,465     * GUIDANT CORP ....................................     1,320
      200     * GUILFORD PHARMACEUTICALS, INC ...................         4
      900     * HAEMONETICS CORP ................................        28
   39,438       HCA-THE HEALTHCARE CO ...........................     1,736
   17,200     * HEALTH MANAGEMENT
                  ASSOCIATES, INC (CLASS A) NEW .................       357
    6,400     * HEALTH NET, INC .................................       168
   34,060     * HEALTHSOUTH CORP ................................  $    556
    2,100       HILLENBRAND INDUSTRIES, INC .....................       108
    8,900     * HUMAN GENOME SCIENCES, INC ......................       617
   12,100     * HUMANA, INC .....................................       185
      700     * HYSEQ, INC ......................................        10
    3,100     * ICOS CORP .......................................       161
    2,400     * IDEC PHARMACEUTICALS CORP .......................       455
    2,400     * IDEXX LABORATORIES, INC .........................        53
      300     * IDX SYSTEMS CORP ................................         8
      900     * IGEN INTERNATIONAL, INC .........................        11
    1,900     * ILEX ONCOLOGY, INC ..............................        50
      200     * IMATRON, INC ....................................         0
    4,400     * IMCLONE SYSTEMS, INC ............................       194
   17,500     * IMMUNEX CORP ....................................       711
    2,500     * IMMUNOGEN, INC ..................................        54
    2,400     * IMMUNOMEDICS, INC ...............................        52
      900     * IMPATH, INC .....................................        60
   20,900       IMS HEALTH, INC .................................       564
      900     * INAMED CORP .....................................        18
    4,000     * INCYTE GENOMICS, INC ............................       100
    2,200     * INHALE THERAPEUTIC SYSTEMS, INC .................       111
       77   b * INTEGRATED HEALTH SERVICES, INC .................         0
    5,200     * INTEGRATED SILICON SOLUTION, INC ................        75
      100     * INTERMUNE PHARMACEUTICALS, INC ..................         4
      200     * INTERNEURON PHARMACEUTICALS, INC ................         0
      500     * INTRABIOTICS PHARMACEUTICALS, INC ...............         5
    1,600       INVACARE CORP ...................................        55
    2,400     * INVITROGEN CORP .................................       207
    7,100     * ISIS PHARMACEUTICALS, INC .......................        75
    1,200     * I-STAT CORP .....................................        32
   12,800     * IVAX CORP .......................................       490
  106,760       JOHNSON & JOHNSON CO ............................    11,216
   10,522     * KING PHARMACEUTICALS, INC .......................       544
      300     * KOS PHARMACEUTICALS, INC ........................         5
    2,700     * KV PHARMACEUTICAL CO (CLASS B) ..................        65
    1,840     * LABORATORY CORP OF AMERICA HOLDINGS .............       324
       63     * LCA-VISION, INC .................................         0
    2,728     * LIFEPOINT HOSPITALS, INC ........................       137
    3,600     * LIGAND PHARMACEUTICALS CO (CLASS A) .............        50
   72,692       LILLY (ELI) & CO ................................     6,765
    4,400     * LINCARE HOLDINGS, INC ...........................       251
      300     * LUMINEX CORP ....................................         8
      700     * LYNX THERAPEUTICS, INC ..........................         6
    5,500     * MANOR CARE, INC .................................       113
    4,900   b * MARINER POST-ACUTE NETWORK, INC .................         0
    1,800     * MATRIX PHARMACEUTICALS, INC .....................        31
    1,500     * MAXIM PHARMACEUTICALS, INC ......................        10
    1,400     * MAXIMUS, INC ....................................        49
      500     * MAXYGEN, INC ....................................        12
   23,997       MCKESSON HBOC, INC ..............................       861
    5,600     * MEDAREX, INC ....................................       228
    2,950     * MEDICIS PHARMACEUTICAL CORP (CLASS A) ...........       174
   16,400     * MEDIMMUNE, INC ..................................       782
      987     * MEDQUIST, INC ...................................        16
   91,950       MEDTRONIC, INC ..................................     5,551
    1,100       MENTOR CORP .....................................        21
  177,500       MERCK & CO, INC .................................    16,618
    1,200     * MGI PHARMA, INC .................................        20
    3,300     * MID ATLANTIC MEDICAL SERVICES, INC ..............        65
   14,100     * MILLENNIUM PHARMACEUTICALS, INC .................       872
    4,800       MILLIPORE CORP ..................................       302
    3,900     * MINIMED, INC ....................................       164
    1,000     * MIRAVANT MEDICAL TECHNOLOGIES ...................         9
      800     * MOLECULAR DEVICES CORP ..........................        55
      952       MORRISON MANAGEMENT SPECIALISTS, INC ............        33
    8,300       MYLAN LABORATORIES, INC .........................       209
    1,300     * MYRIAD GENETICS, INC ............................       108
      200     * NAHC, INC .......................................         0
    1,000     * NANOGEN, INC ....................................         9
    1,000     * NEOPROBE CORP ...................................         0
    1,600     * NEORX CORP ......................................         8
      500     * NEOSE TECHNOLOGIES, INC .........................        17
    1,500     * NEUROCRINE BIOSCIENCES, INC .....................        50
    2,000     * NEUROGEN CORP ...................................        70
   17,000   b * NEUROMEDICAL SYSTEMS, INC .......................         2


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
HEALTH CARE--(CONTINUED)
    1,400     * NOVEN PHARMACEUTICALS, INC ......................  $     52
    1,400     * NOVOSTE CORP ....................................        39
    1,500     * NPS PHARMACEUTICALS, INC ........................        72
    1,600     * OCULAR SCIENCES, INC ............................        19
       25     * OMEGA WORLDWIDE, INC ............................         0
    5,000       OMNICARE, INC ...................................       108
    1,400     * ON ASSIGNMENT, INC ..............................        40
      300     * ORATEC INTERVENTIONS, INC .......................         2
      400     * ORCHID BIOSCIENCES, INC .........................         6
    4,225     * ORGANOGENESIS, INC ..............................        38
    2,600     * ORTHODONTIC CENTERS OF AMERICA, INC .............        81
    2,000     * OSI PHARMACEUTICALS, INC ........................       160
    3,400       OWENS & MINOR, INC ..............................        60
    7,000     * OXFORD HEALTH PLANS, INC ........................       277
    2,900     * PACIFICARE HEALTH SYSTEMS, INC (CLASS A) ........        44
      900     * PACKARD BIOSCIENCE CO ...........................        10
    6,900       PALL CORP .......................................       147
    4,500     * PATTERSON DENTAL CO .............................       152
    1,466     * PER SE TECHNOLOGIES, INC ........................         5
    4,800     * PEREGRINE PHARMACEUTICALS, INC ..................         5
  486,649       PFIZER, INC .....................................    22,386
      700     * PHARMACEUTICAL PRODUCT DEVELOPMENT, INC .........        35
   98,708       PHARMACIA CORP ..................................     6,021
    1,500     * PHARMACOPEIA, INC ...............................        33
    1,100     * PHARMACYCLICS, INC ..............................        38
    4,200     * PHYCOR, INC .....................................         0
    6,600   b * PHYSICIANS RESOURCE GROUP, INC ..................         0
      700     * POLYMEDIA CORP ..................................        23
      600     * PRAECIS PHARMACEUTICALS, INC ....................        18
       84     * PRIORITY HEALTHCARE CORP (CLASS A) ..............         3
    2,300     * PRIORITY HEALTHCARE CORP (CLASS B) ..............        94
    6,300     * PROCURENET, INC .................................         1
      300     * PROFESSIONAL DETAILING, INC .....................        32
    3,100     * PROTEIN DESIGN LABORATORIES, INC ................       269
    2,100     * PROVINCE HEALTHCARE CO ..........................        83
    3,000     * PSS WORLD MEDICAL, INC ..........................        15
    2,862     * QUEST DIAGNOSTICS, INC ..........................       406
    7,897     * QUINTILES TRANSNATIONAL CORP ....................       165
   15,250     * QUORUM HEALTH GROUP, INC ........................       240
    1,700     * REGENERON PHARMACEUTICALS, INC ..................        60
      900     * REHABCARE GROUP, INC ............................        46
    2,250     * RENAL CARE GROUP, INC ...........................        62
    3,400     * RESMED, INC .....................................       136
    2,000     * RESPIRONICS, INC ................................        57
      600     * RIBOZYME PHARMACEUTICALS, INC ...................         9
    1,000     * SANGSTAT MEDICAL CORP ...........................        12
    3,600     * SCHEIN (HENRY), INC .............................       125
  113,800       SCHERING-PLOUGH CORP ............................     6,458
    5,000     * SEPRACOR, INC ...................................       401
      300     * SEQUENOM, INC ...................................         4
   17,400     * SERVICE CORP INTERNATIONAL ......................        30
       74     * SHIRE PHARMACEUTICALS GROUP PLC ADR .............         3
    7,500     * SICOR, INC ......................................       108
      533     * SONOSITE, INC ...................................         7
    5,688     * ST. JUDE MEDICAL, INC ...........................       349
      300     * STAAR SURGICAL CO ...............................         4
    1,200     * STERICYCLE, INC .................................        46
    4,900     * STERIS CORP .....................................        79
    3,800       STEWART ENTERPRISES, INC (CLASS A) ..............         7
   11,700     * STRYKER CORP ....................................       592
    1,700   b * SUN HEALTHCARE GROUP, INC .......................         0
    6,400     * SUNRISE TECHNOLOGIES INTERNATIONAL, INC .........        11
    1,900     * SUPERGEN, INC ...................................        26
      400     * SURMODICS, INC ..................................        15
    4,166     * SYBRON DENTAL SPECIALTIES, INC ..................        70
        5     * SYNAVANT, INC ...................................         0
    3,400     * SYNCOR INTERNATIONAL CORP .......................       124
    2,000     * TARGETED GENETICS CORP ..........................        13
   22,825       TENET HEALTHCARE CORP ...........................     1,014
    3,100     * TEXAS BIOTECHNOLOGY CORP ........................        27
    1,400     * THERAGENICS CORP ................................         7
      300     * THERMO CARDIOSYSTEMS, INC .......................         3
    2,600     * TITAN PHARMACEUTICALS, INC ......................  $     92
    2,100     * TRANSKARYOTIC THERAPIES, INC ....................        77
    2,728     * TRIAD HOSPITALS, INC ............................        89
    3,700     * TRIANGLE PHARMACEUTICALS, INC ...................        18
    2,300     * TRIGON HEALTHCARE, INC ..........................       179
    1,600     * TRIMERIS, INC ...................................        88
      800     * TULARIK, INC ....................................        24
    1,400     * TWINLAB CORP ....................................         2
    1,900     * UNITED THERAPEUTICS CORP ........................        28
   26,400       UNITEDHEALTH GROUP, INC .........................     1,620
    2,600     * UNIVERSAL HEALTH SERVICES, INC (CLASS B) ........       291
    4,580     * US ONCOLOGY, INC ................................        29
    1,900     * VARIAN MEDICAL SYSTEMS, INC .....................       129
    2,300     * VARIAN, INC .....................................        78
      600     * VAXGEN, INC .....................................        12
    1,000     * VENTANA MEDICAL SYSTEMS, INC ....................        19
      841       VENTAS, INC .....................................         5
    1,733     * VENTIV HEALTH, INC ..............................        22
    5,400     * VERTEX PHARMACEUTICALS, INC .....................       386
    1,800     * VICAL, INC ......................................        33
    5,400     * VISX, INC .......................................        56
    9,500     * WATERS CORP .....................................       793
    8,164     * WATSON PHARMACEUTICALS, INC .....................       418
   19,236     * WEBMD CORP ......................................       153
    4,200     * WELLPOINT HEALTH NETWORKS, INC ..................       484
      600     * ZOLL MEDICAL CORP ...............................        21
                                                                    -------
                TOTAL HEALTH CARE ...............................   150,865
                                                                    -------

OTHER--1.45%
    2,000     * 4 KIDS ENTERTAINMENT, INC .......................        18
    1,000       ABM INDUSTRIES, INC .............................        31
      900     * ACACIA RESEARCH CORP ............................        16
    1,400     * ADMINSTAFF, INC .................................        38
    2,400     * ADVO, INC .......................................       107
      900       ALEXANDER & BALDWIN, INC ........................        24
    1,400       BANTA CORP ......................................        36
    2,300     * BELL & HOWELL CO ................................        38
    8,800       BLOCK (H&R), INC ................................       364
    1,200       BRADY CORP (CLASS A) ............................        41
    1,700     * BRIGHT HORIZONS FAMILY SOLUTIONS, INC ...........        44
    1,400     * CAREER EDUCATION CORP ...........................        55
    1,500     * CDI CORP ........................................        22
   54,347     * CENDANT CORP ....................................       523
      850       CENTRAL PARKING CORP ............................        17
    5,500     * CENTURY BUSINESS SERVICES, INC ..................         6
    8,050       CINTAS CORP .....................................       428
      200     * CORINTHIAN COLLEGES, INC ........................         8
    1,400     * CORPORATE EXECUTIVE BOARD CO ....................        56
    1,200     * COSTAR GROUP, INC ...............................        28
    5,600       CRANE CO ........................................       159
    5,800     * DEVRY, INC ......................................       219
   14,200       DOVER CORP ......................................       576
    5,250     * DUN & BRADSTREET CORP (NEW) .....................       136
    1,000     * EDISON SCHOOLS, INC .............................        32
    3,000     * EDUCATION MANAGEMENT CORP .......................       107
    2,700     * FIRST CONSULTING GROUP, INC .....................        13
    5,000       FIRST INDUSTRIAL REALTY TRUST, INC ..............       170
      800     * FORRESTER RESEARCH, INC .........................        40
   14,300       FORTUNE BRANDS, INC .............................       429
    1,600     * FRITZ COS, INC ..................................        10
       25     * GENTIVA HEALTH SERVICES, INC ....................         0
    2,400     * GETTY IMAGES, INC ...............................        77
    4,900     * GTECH HOLDINGS CORP .............................       101
      600     * HALL KINION & ASSOCIATES, INC ...................        12
    2,500     * HA-LO INDUSTRIES, INC ...........................         6
    2,200       HARLAND (JOHN H.) CO ............................        31
       55     * HAVAS ADVERTISING S.A. ADR ......................         1
    1,400     * HEIDRICK & STRUGGLES INTERNATIONAL,INC ..........        59
   63,487       HONEYWELL INTERNATIONAL, INC ....................     3,004
      400     * HOTEL RESERVATIONS NETWORK, INC (CLASS A) .......        11
    1,200     * HOTJOBS.COM LTD .................................        14
      100     * INDUSTRI-MATEMATIK INTERNATIONAL CORP ...........         0
    3,500     * INFOUSA, INC ....................................        12
    8,100       ITT INDUSTRIES, INC .............................       314
    3,100       JOHNS MANVILLE CORP .............................        40
    2,900       KELLY SERVICES, INC (CLASS A) ...................        69
    2,700     * KORN FERRY INTERNATIONAL ........................        57
    3,750     * LABOR READY, INC ................................        12
    2,800       LIBERTY PROPERTY TRUST CO .......................        80


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
OTHER--(CONTINUED)
    2,500     * LITTON INDUSTRIES, INC ..........................  $    197
    5,800       LOEWS CORP ......................................       601
      400     * MANAGEMENT NETWORK GROUP, INC ...................         5
    5,800       MANPOWER, INC ...................................       220
      200       MATTHEWS INTERNATIONAL CORP (CLASS A) ...........         6
      700       MCGRATH RENTCORP ................................        14
    1,300     * MEMBERWORKS, INC ................................        28
   13,600     * METROMEDIA INTERNATIONAL GROUP, INC .............        35
    1,000     * MODEM MEDIA, INC ................................         3
    7,283     * MODIS PROFESSIONAL SERVICES, INC ................        30
   10,600       MOODYS CORP .....................................       272
    3,100       NATIONAL SERVICE INDUSTRIES, INC ................        80
    2,500     * NAVIGANT CONSULTING CO ..........................        10
    4,100     * NCO GROUP, INC ..................................       125
    3,700     * OFFSHORE LOGISTICS, INC .........................        80
       97     * PFSWEB, INC .....................................         0
    5,181       PITTSTON CO .....................................       103
    2,100     * PREPAID LEGAL SERVICES, INC .....................        54
      800     * PROSOFTTRAINING.COM .............................        10
      360     * R.H. DONNELLEY CORP .............................         9
    2,900     * RENT WAY, INC ...................................        13
   12,100     * ROBERT HALF INTERNATIONAL, INC ..................       321
    3,100       ROLLINS, INC ....................................        62
    3,778     * SCHOOL SPECIALTY, INC ...........................        76
   23,300       SERVICEMASTER CO ................................       268
      600     * SOURCE INFORMATION MANAGEMENT CO ................         2
    2,500     * SPHERION CORP ...................................        28
      100       STANDARD REGISTER, INC ..........................         1
    1,600       STANDEX INTERNATIONAL CORP ......................        33
    1,000     * SYMYX TECHNOLOGIES, INC .........................        36
    1,300     * TEJON RANCH CO ..................................        25
    1,300     * TEJON RANCH CO RTS 01/08/01 .....................         0
    1,900     * TELETECH HOLDINGS, INC ..........................        35
    9,400     * TERREMARK WORLDWIDE, INC ........................         7
   10,800       TEXTRON, INC ....................................       502
    5,500     * TMP WORLDWIDE, INC ..............................       303
    2,400     * TRAVELOCITY.COM, INC ............................        29
   11,850       U.S. INDUSTRIES, INC ............................        95
      600     * U.S. LEC CORP (CLASS A) .........................         3
    3,400     * UNITED STATIONERS, INC ..........................        82
   33,029       UNITED TECHNOLOGIES CORP ........................     2,597
    2,900       VALSPAR CORP ....................................        93
    5,900       VIAD CORP .......................................       136
    1,000     * WACKENHUT CORP (CLASS A) ........................        14
    2,300       WALTER INDUSTRIES, INC ..........................        17
    4,400     * WORLD ACCESS, INC ...............................        11
                                                                     ------
                TOTAL OTHER .....................................    14,362
                                                                     ------

PRODUCER DURABLES--5.83%
    3,400       ACTUANT CORP ....................................        10
    1,000     * ADVANCED LIGHTING TECHNOLOGIES, INC .............         7
    5,200       AGCO CORP .......................................        63
   13,200     * ALLIED WASTE INDUSTRIES, INC ....................       192
    5,499       AMERICAN WATER WORKS CO, INC ....................       162
    3,000       AMETEK, INC .....................................        78
      800       APPLIED INDUSTRIAL TECHNOLOGIES, INC ............        16
    2,200     * ASTEC INDUSTRIES, INC ...........................        29
    2,000     * AZURIX CORP .....................................        16
    1,800       BALDOR ELECTRIC CO ..............................        38
    3,400       BELDEN, INC .....................................        86
    1,700       BRIGGS & STRATTON CORP ..........................        75
    2,000     * BROOKS AUTOMATION, INC ..........................        56
      700       CALIFORNIA WATER SERVICE GROUP ..................        19
    1,100     * CASELLA WASTE SYSTEMS, INC (CLASS A) ............        10
       94     * CATAYTICA ENERGY SYSTEMS ........................         2
   27,000       CATERPILLAR, INC ................................     1,277
    3,600     * COGNEX CORP .....................................        80
    1,400     * COINSTAR, INC ...................................        21
    1,000       COLUMBUS MCKINNON CORP ..........................         9
      537       CONECTIV, INC (CLASS A) .........................         7
    8,300       COOPER INDUSTRIES, INC ..........................       381
      225     * COORSTEK, INC ...................................         7
    1,400       CUMMINS ENGINE CO, INC ..........................        53
   19,700       DEERE & CO ......................................       903
    3,750     * DYCOM INDUSTRIES, INC ...........................  $    135
    4,400       EATON CORP ......................................       331
   32,100       EMERSON ELECTRIC CO .............................     2,530
    2,100       FEDERAL SIGNAL CORP .............................        41
    5,900     * FLOWSERVE CORP ..................................       126
      500     * FUELCELL ENERGY, INC ............................        34
    2,400     * GARDNER DENVER, INC .............................        51
    5,100       GATX CORP .......................................       254
    2,100       GENERAL CABLE CORP ..............................         9
  765,506       GENERAL ELECTRIC CO .............................    36,696
    7,800       GRAINGER (W.W.), INC ............................       285
   25,000       HARLEY DAVIDSON, INC ............................       994
    2,200    b *HARNISCHFEGER INDUSTRIES, INC ...................         0
    4,000       HARSCO CORP .....................................        99
    3,100       HUBBELL, INC (CLASS B) ..........................        82
      600     * IBIS TECHNOLOGY CORP ............................        12
    2,050       IDEX CORP .......................................        68
   20,188       ILLINOIS TOOL WORKS, INC ........................     1,202
    9,950       INGERSOLL-RAND CO ...............................       417
      400     * IONICS, INC .....................................        11
    4,900       JLG INDUSTRIES, INC .............................        52
      400       KAYDON CORP .....................................        10
    3,749       KENNAMETAL, INC .................................       109
    1,000       LAWSON PRODUCTS, INC ............................        27
    6,200       LINCOLN ELECTRIC HOLDINGS CO ....................       122
      400       LINDSAY MANUFACTURING CO ........................         9
    4,100     * LITTELFUSE, INC .................................       117
    1,200     * MAGNETEK, INC ...................................        16
    1,875       MANITOWOC CO, INC ...............................        54
    1,500     * MECHANICAL TECHNOLOGY, INC ......................         5
    2,300       MILACRON, INC ...................................        37
      600       MINE SAFETY APPLIANCE CO ........................        15
   31,100       MINNESOTA MINING & MANUFACTURING CO .............     3,748
    6,100   b * MOLTEN METAL TECHNOLOGY, INC ....................         0
      500       NACCO INDUSTRIES, INC (CLASS A) .................        22
    2,475     * NATIONAL INSTRUMENTS CORP .......................       120
    2,800     * NAVISTAR INTERNATIONAL CORP .....................        73
    2,600     * NEWPARK RESOURCES, INC ..........................        25
    1,800       NEWPORT NEWS SHIPBUILDING, INC ..................        94
    2,000       NORDSON CORP ....................................        51
    2,300     * OGDEN CORP ......................................        35
    4,800       PACCAR, INC .....................................       236
   10,500       PARKER-HANNIFIN CORP ............................       463
    3,267       PHILADELPHIA SUBURBAN CORP ......................        80
      900     * PHOTON DYNAMICS, INC ............................        20
   21,900       PITNEY BOWES, INC ...............................       725
    3,700     * POWER-ONE, INC ..................................       145
    1,000       PRIMEX TECHNOLOGIES, INC ........................        32
    3,250     * QUANTA SERVICES, INC ............................       105
    1,900     * RAYOVAC CORP ....................................        27
    2,100       REGAL-BELOIT CORP ...............................        36
   10,900     * REPUBLIC SERVICES, INC (CLASS A) ................       187
      600       ROBBINS & MYERS, INC ............................        14
   10,600       ROCKWELL INTERNATIONAL CORP .....................       505
    7,750       ROLLINS TRUCK LEASING CORP ......................        62
    3,400       ROPER INDUSTRIES, INC ...........................       112
    4,600   b * SAFETY-KLEEN CORP ...............................         0
    1,500       SAUER-DANFOSS, INC ..............................        14
      300     * SEQUA CORP (CLASS A) ............................        11
      300       SJW CORP ........................................        31
    1,300     * SPS TECHNOLOGIES, INC ...........................        71
    2,600       STEWART & STEVENSON SERVICES, INC ...............        59
    2,700     * SUPERCONDUCTOR TECHNOLOGIES, INC ................        10
    3,100       TECUMSEH PRODUCTS CO (CLASS A) ..................       130
    2,900       TELEFLEX, INC ...................................       128
    1,600       TENNANT CO ......................................        77
    2,500     * TEREX CORP ......................................        40
    3,193     * TETRA TECH, INC .................................       102
   22,669     * THERMO ELECTRON CORP ............................       674
      900     * THERMO FIBERTEK, INC ............................         3
    4,599       THOMAS & BETTS CORP .............................        74
    5,429       TIMKEN CO .......................................        82
      700       TORO CO .........................................        26
    3,500       TRINITY INDUSTRIES, INC .........................        88
    1,300     * UNOVA, INC ......................................         5
    3,500     * VALENCE TECHNOLOGY, INC .........................        33


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
PRODUCER DURABLES--(CONTINUED)
    1,000       VALMONT INDUSTRIES, INC .........................  $     18
    5,101       WABTEC CORP .....................................        60
    1,500     * WASTE CONNECTIONS, INC ..........................        50
   47,834       WASTE MANAGEMENT, INC ...........................     1,327
   45,000       XEROX CORP ......................................       208
                                                                    -------
                TOTAL PRODUCER DURABLES .........................    57,785
                                                                    -------

TECHNOLOGY--22.40%
    3,000     * 24/7 MEDIA, INC .................................         2
   26,642     * 3COM CORP .......................................       226
      900     * ABOUT.COM, INC ..................................        24
    1,600     * ACCRUE SOFTWARE, INC ............................         4
      800     * ACT MANUFACTURING, INC ..........................        13
      700     * ACTEL CORP ......................................        17
       80     * ACTERNA CORP ....................................         1
    4,200     * ACTUATE CORP ....................................        80
    6,760     * ACXIOM CORP .....................................       263
    5,600     * ADAPTEC, INC ....................................        57
      900     * ADAPTIVE BROADBAND CORP .........................         6
   57,810     * ADC TELECOMMUNICATIONS, INC .....................     1,048
      600     * ADEPT TECHNOLOGY, INC ...........................         9
   17,900       ADOBE SYSTEMS, INC ..............................     1,042
    1,100     * ADTRAN, INC .....................................        23
    3,000     * ADVANCED DIGITAL INFORMATION CORP ...............        69
    1,100     * ADVANCED ENERGY INDUSTRIES, INC .................        25
    6,000     * ADVANCED FIBRE COMMUNICATIONS, INC ..............       108
   22,300     * ADVANCED MICRO DEVICES, INC .....................       308
    2,100     * ADVENT SOFTWARE, INC ............................        84
    4,000     * AEROFLEX, INC ...................................       115
    2,100     * AETHER SYSTEMS, INC .............................        82
    3,500     * AFFILIATED COMPUTER SERVICES, INC (CLASS A) .....       212
    1,800     * AGILE SOFTWARE CORP .............................        89
   36,316     * AGILENT TECHNOLOGIES, INC .......................     1,988
      600     * AIRGATE PCS, INC ................................        21
      400     * AIRNET COMMUNICATION CORP .......................         3
    3,036     * AKAMAI TECHNOLOGIES, INC ........................        64
    1,500     * ALLAIRE CORP ....................................         8
    2,100     * ALLEN TELECOM, INC ..............................        38
    5,000     * ALLIANCE SEMICONDUCTOR CORP .....................        57
    3,900     * ALLIED RISER COMMUNICATION CORP .................         8
    2,300     * ALPHA INDUSTRIES, INC ...........................        85
   29,700     * ALTERA CORP .....................................       781
       40     * AMDOCS LTD ......................................         3
  180,222     * AMERICA ONLINE, INC .............................     6,272
    4,350     * AMERICAN MANAGEMENT SYSTEMS, INC ................        86
    5,000   b * AMERICAN PAD & PAPER CO .........................         0
   12,100     * AMERICAN POWER CONVERSION CORP ..................       150
    2,000     * AMERICAN SUPERCONDUCTOR CORP ....................        57
    4,200     * AMERICAN TELESOURCE INTERNATIONAL, INC ..........         2
   10,300     * AMKOR TECHNOLOGY, INC ...........................       160
    2,700     * AMPHENOL CORP (CLASS A) .........................       106
    2,400     * ANADIGICS, INC ..................................        39
   28,400     * ANALOG DEVICES, INC .............................     1,454
      400       ANALOGIC CORP ...................................        18
    3,300       ANALYSTS INTERNATIONAL CORP .....................        13
    1,800     * ANAREN MICROWAVE, INC ...........................       121
    9,175     * ANDREW CORP .....................................       200
    4,000     * ANICOM, INC .....................................         0
    2,100     * ANIXTER INTERNATIONAL, INC ......................        45
    2,600     * ANSWERTHINK, INC ................................         9
    3,400     * ANTEC CORP ......................................        27
    1,700     * APAC CUSTOMER SERVICES, INC .....................         6
   23,000     * APPLE COMPUTER, INC .............................       342
      800   b * APPLIED MAGNETICS CORP ..........................         0
   62,647     * APPLIED MATERIALS, INC ..........................     2,392
   19,298     * APPLIED MICRO CIRCUITS CORP .....................     1,448
      900     * APPLIEDTHEORY CORP ..............................         2
    4,587     * ARCH WIRELESS, INC ..............................         3
    7,950     * ARCH WIRELESS, INC WTS 09/01/01 .................         0
    1,400     * AREMISSOFT CORP .................................        60
   12,700     * ARIBA, INC ......................................  $    681
   10,100     * ARROW ELECTRONICS, INC ..........................       289
    4,000     * ART TECHNOLOGY GROUP, INC .......................       122
    1,500     * ARTESYN TECHNOLOGIES, INC .......................        24
    1,200     * ASIAINFO HOLDINGS, INC ..........................        11
    1,500     * ASK JEEVES, INC .................................         4
    8,000     * ASPECT COMMUNICATIONS CORP ......................        64
    1,800     * ASPEN TECHNOLOGY, INC ...........................        60
    5,600     * ASYST TECHNOLOGIES, INC .........................        75
   28,400     * ATMEL CORP ......................................       330
    2,600     * ATMI, INC .......................................        51
    3,900       AUTODESK, INC ...................................       105
   49,195       AUTOMATIC DATA PROCESSING, INC ..................     3,115
      700     * AVANEX CORP .....................................        42
    2,700     * AVANT CORP ......................................        49
   21,006     * AVAYA, INC ......................................       217
    8,800       AVERY DENNISON CORP .............................       483
    3,400     * AVID TECHNOLOGY, INC ............................        62
   10,650       AVNET, INC ......................................       229
    3,167     * AVOCENT CORP ....................................        86
    2,200     * AVT CORP ........................................        11
    7,300       AVX CORP ........................................       120
    2,300     * AWARE, INC ......................................        41
    1,000     * AXT, INC ........................................        33
       20     * AZTEC TECHNOLOGY PARTNERS, INC ..................         0
    1,200     * BARRA, INC ......................................        57
   29,000     * BEA SYSTEMS, INC ................................     1,952
      300       BEL FUSE, INC (CLASS B) .........................        10
      700     * BENCHMARK ELECTRONICS, INC ......................        16
    3,200     * BINDVIEW DEVELOPMENT CORP .......................        30
    3,700     * BISYS GROUP, INC ................................       193
      900     * BLACK BOX CORP ..................................        43
      900     * BLUESTONE SOFTWARE, INC .........................        14
   20,500     * BMC SOFTWARE, INC ...............................       287
      600     * BOTTOMLINE TECHNOLOGIES, INC ....................        15
      700     * BREAKAWAY SOLUTIONS, INC ........................         1
    4,150     * BRIGHTPOINT, INC ................................        15
    3,800     * BRIO TECHNOLOGY, INC ............................        16
    2,100     * BROADBASE SOFTWARE, INC .........................        13
   10,800     * BROADCOM CORP (CLASS A) .........................       907
   14,500     * BROADVISION, INC ................................       171
   16,800     * BROCADE COMMUNICATIONS SYSTEMS, INC .............     1,542
      900     * BROOKTROUT, INC .................................         9
      800     * BSQUARE CORP ....................................         5
    1,300       C&D TECHNOLOGIES, INC ...........................        56
    3,975     * CABLE DESIGN TECHNOLOGIES CO ....................        67
   12,500     * CABLETRON SYSTEMS, INC ..........................       188
    1,100     * CACHEFLOW, INC ..................................        19
   21,600     * CADENCE DESIGN SYSTEMS, INC .....................       594
    2,000     * CAIS INTERNET, INC ..............................         2
    1,000     * CALICO COMMERCE, INC ............................         1
    3,300     * CALIFORNIA AMPLIFIER, INC .......................        31
    2,900     * CAMBRIDGE TECHNOLOGY PARTNERS, INC ..............         8
      400     * CARREKER CORP ...................................        14
    2,000     * CARRIER ACCESS CORP .............................        18
    2,000     * C-COR.NET CORP ..................................        19
    3,200     * C-CUBE MICROSYSTEMS, INC (NEW) ..................        39
      600     * CELERITEL, INC ..................................        23
    7,500     * CERIDIAN CORP ...................................       150
    3,700     * CHECKFREE CORP ..................................       157
    2,400     * CHECKPOINT SYSTEMS, INC .........................        18
    2,100     * CHOICE ONE COMMUNICATIONS, INC ..................        20
    2,800     * CIBER, INC ......................................        14
   21,600     * CIENA CORP ......................................     1,755
    3,900     * CIRRUS LOGIC, INC ...............................        73
  553,254     * CISCO SYSTEMS, INC ..............................    21,162
   12,300     * CITRIX SYSTEMS, INC .............................       277
    1,413     * CLARENT CORP ....................................        16
    1,000     * CLARUS CORP .....................................         7
   16,265     * CMGI, INC .......................................        91
    5,815     * CNET NETWORKS, INC ..............................        93
    1,000     * COGNIZANT TECHNOLOGY SOLUTIONS CORP .............        36
    1,400       COHU, INC .......................................        20
    1,700     * COM21, INC ......................................         8
   14,700     * COMMERCE ONE, INC ...............................       372
    1,900     * COMMSCOPE, INC ..................................        31
  135,884       COMPAQ COMPUTER CORP ............................     2,045
    2,400     * COMPLETE BUSINESS SOLUTIONS, INC ................        25
   38,676       COMPUTER ASSOCIATES INTERNATIONAL, INC ..........       754


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
TECHNOLOGY--(CONTINUED)
    1,050     * COMPUTER HORIZONS CORP ..........................  $      3
    1,900     * COMPUTER NETWORK TECHNOLOGY CORP ................        55
   13,496     * COMPUTER SCIENCES CORP ..........................       811
   29,500     * COMPUWARE CORP ..................................       184
   12,324     * COMVERSE TECHNOLOGY, INC ........................     1,339
    1,600     * CONCORD CAMERA CORP .............................        26
    1,400     * CONCORD COMMUNICATIONS, INC .....................        12
   17,343     * CONCORD EFS, INC ................................       762
    5,000     * CONCURRENT COMPUTER CORP ........................        27
   17,298     * CONEXANT SYSTEMS, INC ...........................       266
    1,100     * CONVERA CORP ....................................        20
      600     * CONVERGYS CORP ..................................        27
    4,500     * COPPER MOUNTAIN NETWORKS, INC ...................        27
   67,588       CORNING, INC ....................................     3,569
    3,000     * CORSAIR COMMUNICATIONS, INC .....................        21
   10,200     * COVAD COMMUNICATIONS GROUP, INC .................        17
    5,700     * CREDENCE SYSTEMS CORP ...........................       131
    4,600     * CREE, INC .......................................       163
    3,300     * CRITICAL PATH, INC ..............................       101
      600     * CROSSROADS SYSTEMS, INC .........................         3
    3,500     * CSG SYSTEMS INTERNATIONAL, INC ..................       164
    2,150     * CTC COMMUNICATIONS GROUP, INC ...................        10
      900       CTS CORP ........................................        33
      600       CUBIC CORP ......................................        15
    5,860     * CYBERGUARD CORP .................................        10
    1,000     * CYLINK CORP .....................................         2
    1,100     * CYMER, INC ......................................        28
   11,800     * CYPRESS SEMICONDUCTOR CORP ......................       232
    4,200       DALLAS SEMICONDUCTOR CORP .......................       108
      900     * DATA RETURN CORP ................................         3
    2,000     * DATASTREAM SYSTEMS, INC .........................        20
      800     * DDI CORP ........................................        22
  168,586     * DELL COMPUTER CORP ..............................     2,940
    4,900       DELUXE CORP .....................................       124
    1,000     * DIAMONDCLUSTER INTERNATIONAL, INC (CLASS A) .....        31
    4,650       DIEBOLD, INC ....................................       155
    1,700     * DIGEX, INC ......................................        38
      600     * DIGIMARC CORP ...................................        10
    2,300     * DIGITAL COURIER TECHNOLOGIES, INC ...............         1
    1,200     * DIGITAL INSIGHT CO ..............................        22
    5,900     * DIGITAL ISLAND, INC .............................        24
    3,100     * DIGITAL RIVER, INC ..............................         7
      300     * DIGITALTHINK INC ................................         5
      600     * DIGITAS, INC ....................................         3
    6,200     * DMC STRATEX NETWORKS, INC .......................        93
    1,000     * DOBSON COMMUNICATIONS CORP (CLASS A) ............        15
    2,400     * DOCUMENTUM, INC .................................       119
    7,800     * DOUBLECLICK, INC ................................        86
      700     * DSET CORP .......................................         1
    2,600     * DSP GROUP, INC ..................................        55
    4,972     * DST SYSTEMS, INC ................................       333
      900     * DUPONT PHOTOMASKS, INC ..........................        48
    5,300     * E.PIPHANY, INC ..................................       286
    9,200     * EBAY, INC .......................................       304
    1,800     * ECHELON CORP ....................................        29
    1,300     * EGAIN COMMUNICATIONS CORP .......................         4
      340     * EGLOBE, INC .....................................         0
    1,400     * ELANTEC SEMICONDUCTOR, INC ......................        39
    1,900     * ELECTRO SCIENTIFIC INDUSTRIES, INC ..............        53
    2,500     * ELECTROGLAS, INC ................................        38
    9,400     * ELECTRONIC ARTS, INC ............................       401
   32,500       ELECTRONIC DATA SYSTEMS CORP ....................     1,877
    2,100     * ELECTRONICS FOR IMAGING, INC ....................        29
    3,475     * ELOYALTY CORP ...................................        22
      900     * EMAGIN CORP .....................................         2
  168,200     * EMC CORP ........................................    11,185
    1,800     * EMCORE CORP .....................................        85
    1,100     * E-MEDSOFT.COM ...................................         1
       90     * EMERGE INTERACTIVE, INC (CLASS A) ...............         0
    5,500     * EMPLOYEE SOLUTIONS, INC .........................         0
    5,400     * EMULEX CORP .....................................       432
    4,100     * ENGAGE, INC .....................................         3
      175     * ENTRADA NETWORKS, INC ...........................  $      0
    2,500     * ENTRUST TECHNOLOGIES, INC .......................        33
    1,000     * EPLUS, INC ......................................        11
    1,600     * EPRESENCE, INC ..................................         7
    9,700       EQUIFAX, INC ....................................       278
      600     * ESPEED, INC (CLASS A) ...........................         9
    3,300     * ESS TECHNOLOGY, INC .............................        17
    2,400     * EXAR CORP .......................................        74
      600     * EXCEL TECHNOLOGY, INC ...........................        12
    1,900     * EXCELON CORP ....................................         3
    2,800     * EXCHANGE APPLICATIONS, INC ......................         3
   16,150     * EXCITE AT HOME ..................................        89
   32,200     * EXODUS COMMUNICATIONS, INC ......................       644
      500     * EXTENDED SYSTEMS, INC ...........................         6
    3,500     * EXTREME NETWORKS, INC ...........................       137
    1,800     * F.Y.I., INC .....................................        66
    1,200     * F5 NETWORKS, INC ................................        11
    1,700       FAIR ISSAC & CO, INC ............................        87
    6,500     * FAIRCHILD SEMICONDUCTOR
                  INTERNATIONAL, INC (CLASS A) ..................        94
    1,000     * FEI CO ..........................................        23
    3,100     * FILENET CORP ....................................        84
    7,800     * FINISAR CORP ....................................       226
      400     * FIREPOND, INC ...................................         4
   32,706       FIRST DATA CORP .................................     1,723
    8,675     * FISERV, INC .....................................       412
    2,000     * FOCAL COMMUNICATIONS CORP .......................        14
    6,200     * FOUNDRY NETWORKS, INC ...........................        93
      500     * FREEMARKETS, INC ................................        10
    2,000     * FSI INTERNATIONAL, INC ..........................        17
    2,600     * FUTURELINK CORP .................................         2
    4,000       GALILEO INTERNATIONAL, INC ......................        80
      900     * GASONICS INTERNATIONAL CORP .....................        17
   13,800     * GATEWAY, INC ....................................       248
    1,625     * GENERAL SEMICONDUCTOR, INC ......................        10
    2,400     * GENRAD, INC .....................................        24
    1,400     * GENZYME TRANSGENICS CORP ........................        20
    3,400       GERBER SCIENTIFIC, INC ..........................        29
    1,500     * GLOBALNETFINANCIAL.COM, INC .....................         2
    2,900     * GLOBESPAN, INC ..................................        80
    1,300     * GLOBIX CORP .....................................         4
    2,100     * GOAMERICA, INC ..................................        11
      500     * GOLDEN TELECOM, INC .............................         3
    1,800     * GOTO.COM, INC ...................................        13
    1,300     * GREAT PLAINS SOFTWARE, INC ......................        61
    2,936     * HARMONIC, INC ...................................        17
    7,000       HARRIS CORP .....................................       214
    2,300       HELIX TECHNOLOGY CORP ...........................        54
    2,936     * HARMONIC, INC ...................................        17
    7,000       HARRIS CORP .....................................       214
    2,300       HELIX TECHNOLOGY CORP ...........................        54
  129,000       HEWLETT-PACKARD CO ..............................     4,072
      600     * HI/FN, INC ......................................        17
    2,400     * HIGH SPEED ACCESS CORP ..........................         3
    1,800     * HNC SOFTWARE, INC ...............................        53
    3,600     * HOMESTORE.COM, INC ..............................        72
    5,600       HON INDUSTRIES, INC .............................       143
    1,100     * HUTCHINSON TECHNOLOGY, INC ......................        15
    1,200     * HYPERCOM CORP ...................................         4
    2,830     * HYPERION SOLUTIONS CORP .........................        44
   14,960     * I2 TECHNOLOGIES, INC ............................       813
      800     * IBASIS, INC .....................................         3
      800     * IBEAM BROADCASTING CORP .........................         1
    1,300     * IDENTIX, INC ....................................        10
    3,300     * IGATE CAPITAL CORP ..............................         9
      600     * II-VI, INC ......................................         9
   12,800       IKON OFFICE SOLUTIONS, INC ......................        32
    1,500     * ILLUMINET HOLDINGS, INC .........................        34
    2,230     * IMATION CORP ....................................        35
      900     * IMMERSION CORP ..................................         7
      900     * IMPSAT FIBER NETWORKS, INC ......................         4
    1,900     * IMRGLOBAL CORP ..................................        10
    8,700   b * INACOM CORP .....................................         0
      900     * INET TECHNOLOGIES, INC ..........................        36
    2,100     * INFOCUS CORP ....................................        31
      440     * INFOGRAMES, INC .................................         2
    2,700     * INFONET SERVICES CORP (CLASS B) .................        14
    4,600     * INFORMATICA CORP ................................       182
      400     * INFORMATION ARCHITECTS CORP .....................         1
   18,100     * INFORMIX CORP ...................................        54


                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
TECHNOLOGY--(CONTINUED)
   14,622     * INFOSPACE.COM, INC ...........................     $    129
    2,600     * INGRAM MICRO, INC (CLASS A) ..................           29
    5,900     * INKTOMI CORP .................................          105
    1,400     * INPRISE CORP .................................            8
    8,200     * INTEGRATED DEVICE TECHNOLOGY, INC ............          272
  516,296       INTEL CORP ...................................       15,521
    1,800     * INTELIDATA TECHNOLOGIES CORP .................            5
      900     * INTERACT COMMERCE CORP .......................            8
      200     * INTERACTIVE INTELLIGENCE, INC ................            5
      200     * INTERCEPT GROUP, INC .........................            5
    3,700     * INTERDIGITAL COMMUNICATIONS CORP .............           20
    5,800     * INTERGRAPH CORP ..............................           35
    3,200     * INTERLIANT, INC ..............................           10
      500     * INTERLINK ELECTRONICS, INC ...................            6
      275     * INTERLOGIX, INC ..............................            5
    4,900     * INTERNAP NETWORK SERVICES CORP ...............           36
  135,100       INTERNATIONAL BUSINESS MACHINES CORP .........       11,484
    2,700     * INTERNATIONAL FIBERCOM, INC ..................           13
    5,400     * INTERNATIONAL RECTIFIER CORP .................          162
   12,880     * INTERNET CAPITAL GROUP, INC ..................           42
    3,500     * INTERNET PICTURES CORP .......................            3
    1,800     * INTERNET SECURITY SYSTEMS, INC ...............          141
      800     * INTERNET.COM CORP ............................            5
    3,100     * INTERSIL HOLDINGS CORP .......................           71
    5,600     * INTERTRUST TECHNOLOGIES CORP .................           19
    3,600     * INTERVOICE-BRITE, INC ........................           26
    1,300     * INTERWORLD CORP ..............................            1
    2,600     * INTERWOVEN, INC ..............................          171
    3,000     * INTRAWARE, INC ...............................            4
   13,400     * INTUIT, INC ..................................          528
   18,400     * IOMEGA CORP ..................................           62
    2,990       IRON MOUNTAIN, INC ...........................          111
    2,600     * IVILLAGE, INC ................................            3
    3,100     * IXL ENTERPRISES, INC .........................            3
      500     * IXYS CORP ....................................            7
    6,400     * J.D. EDWARDS & CO ............................          114
      665     * J2 GLOBAL COMMUNICATIONS, INC ................            0
    8,100     * JABIL CIRCUIT, INC ...........................          206
    2,200       JACK HENRY & ASSOCIATES, INC .................          137
    1,500     * JDA SOFTWARE GROUP, INC ......................           20
   60,058     * JDS UNIPHASE CORP ............................        2,504
      400     * JNI CORP .....................................            9
   15,800     * JUNIPER NETWORKS, INC ........................        1,992
    2,000     * JUNO ONLINE SERVICES, INC ....................            1
      500     * JUPITER MEDIA METRIX, INC ....................            5
    5,464     * KANA COMMUNICATIONS, INC .....................           63
    2,700     * KEANE, INC ...................................           26
      200       KEITHLEY INSTRUMENTS, INC ....................            9
    9,600     * KEMET CORP ...................................          145
    1,500     * KENT ELECTRONICS CORP ........................           25
    2,000     * KEYNOTE SYSTEMS, INC .........................           28
      569     * KFORCE.COM, INC ..............................            2
   15,400     * KLA-TENCOR CORP ..............................          519
    3,100     * KOPIN CORP ...................................           34
    1,500     * KRONOS, INC ..................................           46
      700     * KULICKE & SOFFA INDUSTRIES, INC ..............            8
   13,100     * LAM RESEARCH CORP ............................          190
    1,000     * LANTE CORP ...................................            2
    6,400     * LATTICE SEMICONDUCTOR CORP ...................          118
      700     * LCC INTERNATIONAL, INC (CLASS A) .............            8
      800     * LEARNING TREE INTERNATIONAL, INC .............           40
    5,000     * LEGATO SYSTEMS, INC ..........................           37
    9,400     * LEXMARK INTERNATIONAL, INC ...................          417
    3,200     * LIBERATE TECHNOLOGIES ........................           44
      900     * LIGHTPATH TECHNOLOGIES, INC ..................           12
   23,500       LINEAR TECHNOLOGY CORP .......................        1,087
    3,000     * LOOKSMART LTD ................................            7
   23,800     * LSI LOGIC CORP ...............................          407
    6,800     * LTX CORP .....................................           88
  255,381       LUCENT TECHNOLOGIES, INC .....................        3,448
    5,100     * MACROMEDIA, INC ..............................          310
    2,500     * MACROVISION CORP .............................          185
    2,000     * MAIL.COM, INC ................................     $      1
    4,000     * MAIL-WELL, INC ...............................           17
      500     * MANHATTAN ASSOCIATES, INC ....................           21
    3,200     * MANUGISTICS GROUP, INC .......................          182
      900     * MAPINFO CORP .................................           43
   12,695     * MARCHFIRST, INC ..............................           19
    1,200     * MARIMBA, INC .................................            5
    3,050     * MASTEC, INC ..................................           61
      400     * MATRIXONE, INC ...............................            7
   21,100     * MAXIM INTEGRATED PRODUCTS, INC ...............        1,009
   11,100     * MAXTOR CORP ..................................           62
      700     * MCK COMMUNICATIONS, INC ......................            6
      700     * MCSI, INC ....................................           15
    3,900     * MEMC ELECTRONIC MATERIALS, INC ...............           38
    5,000     * MENTOR GRAPHICS CORP .........................          137
       60     * MERANT PLC (SPON ADR) ........................            0
    1,800     * MERCATOR SOFTWARE, INC .......................           10
    1,500     * MERCURY COMPUTER SYSTEMS, INC ................           70
    6,100     * MERCURY INTERACTIVE CORP .....................          551
    7,200     * MERISEL, INC .................................            1
      700     * METASOLV, INC ................................            6
    1,900       METHODE ELECTRONICS, INC (CLASS A) ...........           44
    1,200     * METRICOM, INC ................................           12
    5,500     * METROCALL, INC ...............................            3
    4,200     * METTLER-TOLEDO INTERNATIONAL, INC ............          228
    4,500     * MICREL, INC ..................................          152
      800   b * MICROAGE, INC ................................            0
    7,305     * MICROCHIP TECHNOLOGY, INC ....................          160
    5,100     * MICROMUSE, INC ...............................          308
   38,400     * MICRON TECHNOLOGY, INC .......................        1,363
      600     * MICROSEMI CORP ...............................           17
  306,868     * MICROSOFT CORP ...............................       13,310
    2,700     * MICROSTRATEGY, INC ...........................           26
      800     * MICROVISION, INC .............................           14
    1,900     * MIPS TECHNOLOGIES, INC (CLASS A) .............           51
      582     * MIPS TECHNOLOGIES, INC (CLASS B) .............           15
      100     * MKS INSTRUMENTS, INC .........................            2
   12,471       MOLEX, INC ...................................          443
        4     * MOMENTUM BUSINESS APPLICATIONS, INC ..........            0
  166,405       MOTOROLA, INC ................................        3,370
    5,250     * MPOWER COMMUNICATIONS CORP ...................           27
    4,000     * MRV COMMUNICATIONS, INC ......................           54
    1,800     * MTI TECHNOLOGY CORP ..........................            7
    1,000     * MULTEX.COM, INC ..............................           13
      300     * NANOMETRICS, INC .............................            4
    2,700       NATIONAL DATA CORP ...........................           99
    1,000     * NATIONAL INFORMATION CONSORTIUM, INC .........            2
    1,100     * NATIONAL PROCESSING, INC .....................           19
   16,200     * NATIONAL SEMICONDUCTOR CORP ..................          326
    3,700     * NATURAL MICROSYSTEMS CORP ....................           37
       10     * NAVIGANT INTERNATIONAL, INC ..................            0
    1,200     * NAVISITE, INC ................................            3
    6,300     * NCR CORP .....................................          309
    1,300     * NET PERCEPTIONS, INC .........................            3
      700     * NET2PHONE, INC ...............................            5
    2,900     * NETEGRITY, INC ...............................          158
    1,900     * NETIQ CORP ...................................          166
      500     * NETOBJECTS, INC ..............................            0
    1,000     * NETOPIA, INC .................................            4
    3,300     * NETRO CORP ...................................           23
      900     * NETSCOUT SYSTEMS, INC ........................            9
      400     * NETSOLVE, INC ................................            3
   24,100     * NETWORK APPLIANCE, INC .......................        1,547
   10,899     * NETWORK ASSOCIATES, INC ......................           46
    2,100     * NETWORK EQUIPMENT TECHNOLOGIES, INC ..........           14
    3,500     * NETWORK PERIPHERALS, INC .....................           23
    2,300     * NETZERO, INC .................................            2
    1,600     * NEW ERA OF NETWORKS, INC .....................            9
    1,600     * NEW FOCUS, INC ...............................           56
    2,100       NEWPORT CORP .................................          165
    2,100     * NEXT LEVEL COMMUNICATIONS, INC ...............           24
    2,800     * NEXTEL PARTNERS, INC (CLASS A) ...............           47
      800     * NHANCEMENT TECHNOLOGIES, INC .................            4
      600     * NIKU CORP ....................................            4
    1,000       NORTH PITTSBURGH SYSTEMS, INC ................           11
    4,300     * NOVA CORP (GEORGIA) ..........................           86
   21,800     * NOVELL, INC ..................................          114

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
TECHNOLOGY--(CONTINUED)
   10,300     * NOVELLUS SYSTEMS, INC ........................     $    370
      900       NTELOS, INC ..................................           16
      200     * NUANCE COMMUNICATIONS, INC ...................            9
      500     * NUCENTRIX BROADBAND NETWORKS, INC ............            6
    3,600     * NVIDIA CORP ..................................          118
    2,500     * NX NETWORKS, INC .............................            2
    2,500     * NYFIX, INC ...................................           60
    1,000     * OBJECTIVE SYSTEMS INTEGRATORS, INC ...........           18
    2,300     * ON SEMICONDUCTOR CORP ........................           12
    1,500     * ONYX SOFTWARE CORP ...........................           17
    2,600     * OPEN MARKET, INC .............................            3
       85     * OPENTV CORP ..................................            1
    5,104     * OPENWAVE SYSTEMS, INC ........................          245
       95     * OPUS360 CORP .................................            0
  327,848     * ORACLE CORP ..................................        9,528
      700     * OSICOM TECHNOLOGIES, INC .....................           11
    1,200     * PACKETEER, INC ...............................           15
    1,090     * PAC-WEST TELECOMM, INC .......................            4
   44,790     * PALM, INC ....................................        1,268
    1,000     * PARADYNE NETWORKS, INC .......................            2
   23,710     * PARAMETRIC TECHNOLOGY CORP ...................          319
    1,650       PARK ELECTROCHEMICAL CORP ....................           51
    2,975     * PAXAR CORP ...................................           30
    4,600     * PAXSON COMMUNICATIONS CORP ...................           55
   26,975       PAYCHEX, INC .................................        1,312
    7,000     * P-COM, INC ...................................           21
      900     * PC-TEL, INC ..................................           10
      600     * PEGASUS SOLUTIONS, INC .......................            4
   18,500     * PEOPLESOFT, INC ..............................          688
   10,600     * PEREGRINE SYSTEMS, INC .......................          209
    1,400     * PERICOM SEMICONDUCTOR CORP ...................           26
    2,900     * PEROT SYSTEMS CORP (CLASS A) .................           27
      800     * PERSISTENCE SOFTWARE, INC ....................            4
      900     * PHOENIX TECHNOLOGIES LTD .....................           12
    1,300     * PHOTRONICS, INC ..............................           30
    4,200   b * PHYSICIAN COMPUTER NETWORK, INC ..............            0
    1,600       PIONEER-STANDARD ELECTRONICS, INC ............           18
      400     * PIXELWORKS, INC ..............................            9
    3,100     * PLANTRONICS, INC .............................          146
    2,400     * PLEXUS CORP ..................................           73
    1,100     * PLX TECHNOLOGY, INC ..........................            9
   11,977     * PMC-SIERRA, INC ..............................          942
    3,600     * POLYCOM, INC .................................          116
    6,700     * PORTAL SOFTWARE, INC .........................           53
    1,400     * POWER INTEGRATIONS, INC ......................           16
    2,600     * POWERTEL, INC ................................          161
    2,900     * POWERWAVE TECHNOLOGIES, INC ..................          170
    1,300     * PRI AUTOMATION, INC ..........................           24
      900     * PRIMUS KNOWLEDGE SOLUTIONS, INC ..............            6
      200     * PROBUSINESS SERVICES, INC ....................            5
      300     * PROCOM TECHNOLOGY, INC .......................            4
    1,000     * PRODIGY COMMUNICATIONS CORP (CLASS A) ........            2
    2,050     * PROFIT RECOVERY GROUP INTERNATIONAL, INC .....           13
    4,100     * PROGRESS SOFTWARE CORP .......................           59
    1,000     * PROJECT SOFTWARE & DEVELOPMENT, INC ..........           11
    2,100     * PROXICOM, INC ................................            9
    1,600     * PROXIM, INC ..................................           69
    1,100     * PUMA TECHNOLOGY, INC .........................            5
    2,700     * PURCHASEPRO.COM, INC .........................           47
    6,740     * QLOGIC CORP ..................................          519
    1,050     * QRS CORP .....................................           13
   51,400     * QUALCOMM, INC ................................        4,224
   11,800     * QUANTUM CORP-DLT & STORAGE SYSTEMS GROUP .....          157
    7,600     * QUANTUM CORP-HARD DISK DRIVE GROUP ...........           61
    2,000     * QUEST SOFTWARE, INC ..........................           56
    1,600     * QUICKLOGIC CORP ..............................           11
    1,000     * QUINTUS CORP .................................            3
    1,600     * QUOKKA SPORTS, INC ...........................            1
    1,100     * RADIANT SYSTEMS, INC .........................           23
    1,000     * RADISYS CORP .................................           26
    1,400     * RAINBOW TECHNOLOGIES, INC ....................           22
    5,900     * RAMBUS, INC ..................................          213
      500     * RAMP NETWORKS, INC ...........................     $      3
    1,950     * RARE MEDIUM GROUP, INC .......................           19
   14,366     * RATIONAL SOFTWARE CORP .......................          559
    3,400     * RAZORFISH, INC (CLASS (A) ....................            6
    5,300     * REALNETWORKS, INC ............................           46
    6,900     * RED HAT, INC .................................           43
    8,000     * REDBACK NETWORKS, INC ........................          328
      300     * REGISTER.COM, INC ............................            2
    2,000     * REMEDY CORP ..................................           33
      700     * RESEARCH FRONTIERS, INC ......................           12
    3,113     * RETEK, INC ...................................           76
    7,000       REYNOLDS & REYNOLDS CO (CLASS A) .............          142
    8,800     * RF MICRO DEVICES, INC ........................          241
    5,100     * ROBOTIC VISION SYSTEMS, INC ..................           14
    1,100     * ROGERS CORP ..................................           45
    2,400     * RSA SECURITY, INC ............................          127
      300     * RUDOLPH TECHNOLOGIES, INC ....................            9
    1,700     * RURAL CELLULAR CORP (CLASS A) ................           50
    3,300     * S1 CORP ......................................           17
   11,100     * SAFEGUARD SCIENTIFICS, INC ...................           74
    1,900     * SAGA SYSTEMS, INC ............................           22
      900     * SAGENT TECHNOLOGY, INC .......................            1
    1,200     * SANCHEZ COMPUTER ASSOCIATES, INC .............           10
    4,046     * SANDISK CORP .................................          112
   11,400     * SANMINA CORP .................................          874
    5,600     * SAPIENT CORP .................................           67
    1,200     * SAVVIS COMMUNICATIONS CORP ...................            1
    3,200     * SAWTEK, INC ..................................          148
   10,000     * SCI SYSTEMS, INC .............................          264
    2,300     * SCIENT CORP ..................................            7
   11,500       SCIENTIFIC-ATLANTA, INC ......................          374
    1,900     * SCM MICROSYSTEMS, INC ........................           63
    5,900     * SDL, INC .....................................          874
    1,200     * SEACHANGE INTERNATIONAL, INC .................           24
    1,300     * SECURE COMPUTING CORP ........................           13
      100     * SELECTICA, INC ...............................            2
       90       SEMA PLC ADR .................................            1
      500     * SEMITOOL, INC ................................            5
    5,200     * SEMTECH CORP .................................          115
    6,300     * SENSORMATIC ELECTRONICS CORP .................          126
    1,100     * SERENA SOFTWARE, INC .........................           38
   26,168     * SIEBEL SYSTEMS, INC ..........................        1,770
   24,700     * SILICON GRAPHICS, INC ........................           99
    2,400     * SILICON IMAGE, INC ...........................           13
    7,900     * SILICON STORAGE TECHNOLOGY, INC ..............           93
    2,600     * SILICON VALLEY GROUP, INC ....................           75
      900     * SILICONIX, INC ...............................           20
      800     * SILVERSTREAM SOFTWARE, INC ...................           17
    1,600     * SIPEX CORP ...................................           38
   12,500     * SITEL CORP ...................................           36
      400     * SMARTSERV ONLINE, INC ........................            3
    3,300     * SOFTNET SYSTEMS, INC .........................            6
   42,736     * SOLECTRON CORP ...............................        1,449
    1,500     * SOMERA COMMUNICATIONS, INC ...................           13
      700     * SONIC FOUNDRY, INC ...........................            1
    5,900     * SONICBLUE, INC ...............................           24
    3,800     * SONICWALL, INC ...............................           62
    2,400     * SONUS NETWORKS, INC ..........................           61
      200     * SPECTRA-PHYSICS LASERS, INC ..................            5
    1,852     * SPEEDFAM-IPEC, INC ...........................           11
      700     * STANDARD MICROSYSTEM, INC ....................           14
    3,200     * STARBASE CORP ................................            8
    2,800     * STARMEDIA NETWORK, INC .......................            5
    7,200     * STORAGE TECHNOLOGY CORP ......................           65
    4,300     * STRUCTURAL DYNAMICS RESEARCH CORP ............           43
  250,550     * SUN MICROSYSTEMS, INC ........................        6,984
    9,300     * SUNGARD DATA SYSTEMS, INC ....................          438
      824       SUPERIOR TELECOM, INC ........................            2
      500     * SUPERTEX, INC ................................           10
    2,000     * SVI HOLDINGS, INC ............................            2
    8,600     * SYBASE, INC ..................................          170
    8,200     * SYCAMORE NETWORKS, INC .......................          305
    1,700     * SYKES ENTERPRISES, INC .......................            8
    7,650     * SYMANTEC CORP ................................          255
   11,550       SYMBOL TECHNOLOGIES, INC .....................          416
    1,500     * SYMMETRICOM, INC .............................           15
    4,100     * SYNOPSYS, INC ................................          194

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
TECHNOLOGY--(CONTINUED)
      800     * SYNTEL, INC ..................................     $      5
    3,500     * SYSTEMS & COMPUTER TECHNOLOGY CORP ...........           43
      500     * TAKE-TWO INTERACTIVE SOFTWARE, INC ...........            6
      900     * TANNING TECHNOLOGY, INC ......................            3
    3,300     * TECH DATA CORP ...............................           89
    1,100       TECHNITROL, INC ..............................           45
    5,475     * TECHNOLOGY SOLUTIONS CO ......................           12
    2,600     * TEKELEC ......................................           78
    8,100       TEKTRONIX, INC ...............................          273
      300     * TELCOM SEMICONDUCTOR, INC ....................            3
    2,080     * TELECORP PCS, INC (CLASS A) ..................           47
      200     * TELESCAN, INC ................................            0
   27,400     * TELLABS, INC .................................        1,548
    1,500     * TELOCITY, INC ................................            3
   14,900     * TERADYNE, INC ................................          555
    3,300     * TERAYON COMMUNICATION SYSTEMS, INC ...........           13
  132,738       TEXAS INSTRUMENTS, INC .......................        6,288
      800     * THERMA-WAVE, INC .............................           11
    1,600     * THREE-FIVE SYSTEMS, INC ......................           29
    9,600     * TIBCO SOFTWARE, INC ..........................          460
    4,800     * TITAN CORP ...................................           78
    1,000     * TIVO, INC ....................................            5
    1,000     * TOLLGRADE COMMUNICATIONS, INC ................           37
    1,000       TOTAL SYSTEM SERVICES, INC ...................           22
    1,600     * TRANSACTION SYSTEMS ARCHITECTS, INC (CLASS A).           19
    6,200     * TRANSWITCH CORP ..............................          243
    1,400     * TRICORD SYSTEMS, INC .........................           12
    1,800     * TRIMBLE NAVIGATION LTD .......................           43
    4,900     * TRIQUINT SEMICONDUCTOR, INC ..................          214
    1,200     * TRIZETTO GROUP, INC ..........................           20
      600     * TUMBLEWEED COMMUNICATIONS CORP ...............           10
    1,800     * TURNSTONE SYSTEMS, INC .......................           13
    2,100     * TUT SYSTEMS, INC .............................           17
    3,025     * U.S. OFFICE PRODUCTS CO ......................            0
    2,400     * UCAR INTERNATIONAL, INC ......................           23
    1,200     * ULTRATECH STEPPER, INC .......................           31
      700     * UNIGRAPHICS SOLUTIONS, INC ...................           11
   22,408     * UNISYS CORP ..................................          328
    1,800     * UNIVERSAL ACCESS, INC ........................           14
      900     * UNIVERSAL DISPLAY CORP .......................            6
      195     * US INTERACTIVE, INC ..........................            0
      600     * US WIRELESS CORP .............................            3
    2,400     * USINTERNETWORKING, INC .......................           12
    2,000     * UTSTARCOM, INC ...............................           31
    1,000     * VA LINUX SYSTEMS, INC ........................            8
    2,900     * VARIAN SEMICONDUCTOR EQUIPMENT
                  ASSOCIATES, INC ............................           69
    1,500     * VEECO INSTRUMENTS, INC .......................           60
   14,865     * VERISIGN, INC ................................        1,103
   30,556     * VERITAS SOFTWARE CORP ........................        2,674
    2,300     * VERITY, INC ..................................           55
    1,200     * VERSATA, INC .................................           11
    2,000     * VERTEL CORP ..................................            5
    6,100     * VERTICALNET, INC .............................           41
      300     * VIADOR, INC ..................................            0
    1,000     * VIALINK CO ...................................            3
    1,300     * VIANT CORP ...................................            5
    3,300     * VIASYSTEMS GROUP, INC ........................           27
    1,700     * VICOR CORP ...................................           52
    1,600     * VIEWPOINT CORP ...............................            9
   14,600     * VIGNETTE CORP ................................          263
    7,900     * VISHAY INTERTECHNOLOGY, INC ..................          119
    3,300     * VISUAL NETWORKS, INC .........................           11
   13,500     * VITESSE SEMICONDUCTOR CORP ...................          747
    4,200     * VITRIA TECHNOLOGY, INC .......................           33
      500     * VYYO, INC ....................................            3
    4,900       WALLACE COMPUTER SERVICES, INC ...............           83
    5,350     * WALT DISNEY INTERNET GROUP ...................           23
    1,500     * WATCHGUARD TECHNOLOGIES, INC .................           47
    3,900     * WAVE SYSTEMS CORP (CLASS A) ..................           18
    1,058     * WEBMETHODS, INC ..............................           94
    1,600     * WEBTRENDS CORP ...............................           46
   15,504     * WEBVAN GROUP, INC ............................     $      7
      800     * WESCO INTERNATIONAL, INC .....................            6
    5,200     * WESTELL TECHNOLOGIES, INC (CLASS A) ..........           16
   23,700     * WESTERN DIGITAL CORP .........................           58
    3,763     * WIND RIVER SYSTEMS, INC ......................          128
    1,600     * WIRELESS FACILITIES, INC .....................           58
       13     * WORKFLOW MANAGEMENT, INC .....................            0
   21,200     * XILINX, INC ..................................          978
      600     * XIRCOM, INC ..................................            9
    2,300     * XYBERNAUT CORP ...............................            4
   19,212     * YAHOO, INC ...................................          578
    1,700     * ZEBRA TECHNOLOGIES CORP (CLASS A) ............           69
        7     * ZENGINE, INC .................................            0
      800     * ZIXIT CORP ...................................            7
    2,000     * ZORAN CORP ...................................           31
      900     * ZYGO CORP ....................................           25
                                                                    -------
                TOTAL TECHNOLOGY .............................      222,027
                                                                    -------

TRANSPORTATION--0.94%
    2,100       AIRBORNE,INC .................................           20
    7,100     * AIRTRAN HOLDINGS, INC ........................           51
    1,900     * ALASKA AIR GROUP, INC ........................           57
    3,200     * AMERICA WEST HOLDINGS CORP (CLASS B) .........           41
       81     * AMERICAN FREIGHTWAYS CORP ....................            2
   13,600     * AMR CORP .....................................          533
    3,400       ARNOLD INDUSTRIES, INC .......................           61
      900     * ATLANTIC COAST AIRLINES HOLDINGS, INC ........           37
    1,100     * ATLAS AIR, INC ...............................           36
   28,020       BURLINGTON NORTHERN SANTA FE CORP ............          793
    6,200       C.H. ROBINSON WORLDWIDE, INC .................          195
    3,700       CNF, INC .....................................          125
       50     * CONSOLIDATED FREIGHTWAYS CORP ................            0
    4,100     * CONTINENTAL AIRLINES, INC (CLASS B) ..........          212
   13,700       CSX CORP .....................................          355
   11,000       DELTA AIRLINES, INC ..........................          552
    1,500     * EGL, INC .....................................           36
    3,000       EXPEDITORS INTERNATIONAL OF WASHINGTON, INC ..          161
   23,840     * FEDEX CORP ...................................          953
    1,000       FLORIDA EAST COAST INDUSTRIES, INC (CLASS A)..           36
    1,000     * FORWARD AIR CORP .............................           37
      300     * FRONTIER AIRLINES, INC .......................            9
    3,300       HUNT (J.B.) TRANSPORT SERVICES, INC ..........           55
   12,650     * KANSAS CITY SOUTHERN INDUSTRIES, INC .........          128
    1,800     * LANDSTAR SYSTEM, INC .........................          100
    1,500     * M.S. CARRIERS, INC ...........................           49
       50     * MARINE TRANSPORT CORP ........................            0
      400     * MESA AIR GROUP, INC ..........................            3
      600     * MESABA HOLDINGS, INC .........................            8
      400     * MIDWEST EXPRESS HOLDINGS, INC ................            6
   35,000       NORFOLK SOUTHERN CORP ........................          466
      900     * NORTHWEST AIRLINES CORP (CLASS A) ............           27
    1,900       OVERSEAS SHIPHOLDING GROUP, INC ..............           44
    2,500       ROADWAY EXPRESS, INC .........................           53
    9,100       RYDER SYSTEM, INC ............................          151
   11,716       SABRE HOLDINGS CORP ..........................          505
    4,000       SHURGARD STORAGE CENTERS, INC ................           98
    3,200       SKYWEST, INC .................................           92
   39,901       SOUTHWEST AIRLINES CO ........................        1,338
      975     * SWIFT TRANSPORTATION CO, INC .................           19
    3,800     * U.S. AIRWAYS GROUP, INC ......................          154
    2,000       UAL CORP .....................................           78
   17,682       UNION PACIFIC CORP ...........................          897
    6,800       UNITED PARCEL SERVICE, INC (CLASS B) .........          400
    2,700       USFREIGHTWAYS CORP ...........................           81
    4,950       WERNER ENTERPRISES, INC ......................           84
    2,500     * WISCONSIN CENTRAL TRANSIT CORP ...............           38
    1,400     * XTRA CORP ....................................           67
    3,800     * YELLOW CORP ..................................           77
                                                                    -------
                TOTAL TRANSPORTATION .........................        9,320
                                                                    -------

UTILITIES--9.98%
    3,500     * ACTV, INC ....................................           15
    1,600     * ADELPHIA BUSINESS SOLUTIONS, INC .............            7
    4,800     * ADELPHIA COMMUNICATIONS CORP (CLASS A) .......          248
    4,300     * ADVANCED RADIO TELECOM CORP ..................            4
   26,400     * AES CORP .....................................        1,462
    6,400       AGL RESOURCES, INC ...........................          141
    7,000       ALLEGHENY ENERGY, INC ........................          337

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
UTILITIES--(CONTINUED)
    9,100     * ALLEGIANCE TELECOM, INC ......................     $    203
    5,600       ALLETE .......................................          139
    3,900       ALLIANT ENERGY CORP ..........................          124
   23,152       ALLTEL CORP ..................................        1,446
    9,160       AMEREN CORP ..................................          424
   26,300       AMERICAN ELECTRIC POWER CO, INC ..............        1,223
   11,300     * AMERICAN TOWER CORP (CLASS A) ................          428
      100     * ARGUSS COMMUNICATIONS, INC ...................            1
  288,321       AT & T CORP ..................................        4,992
   31,400     * AT&T WIRELESS GROUP ..........................          544
    1,129       ATMOS ENERGY CORP ............................           28
    3,500       AVISTA CORP ..................................           72
  144,700       BELLSOUTH CORP ...............................        5,924
    3,300       BLACK HILLS CORP .............................          148
   15,600     * BROADWING, INC ...............................          356
    8,100     * CABLEVISION SYSTEMS CORP (CLASS A) ...........          688
   23,200     * CALPINE CORP .................................        1,045
      500       CASCADE NATURAL GAS CORP .....................            9
   11,075       CENTURYTEL, INC ..............................          396
    1,600       CH ENERGY GROUP, INC .........................           72
    5,800     * CHARTER COMMUNICATIONS (CLASS A) .............          132
    9,600       CINERGY CORP .................................          337
   20,080     * CITIZENS COMMUNICATIONS CO ...................          264
    1,900       CLECO CORP ...................................          104
    7,000       CMS ENERGY CORP ..............................          222
   14,100       COASTAL CORP .................................        1,245
   68,247     * COMCAST CORP (CLASS A) SPECIAL ...............        2,849
      800     * COMMONWEALTH TELEPHONE ENTERPRISES,INC .......           28
   10,025       CONECTIV, INC ................................          201
   18,200       CONSOLIDATED EDISON, INC .....................          701
   10,200       CONSTELLATION ENERGY GROUP, INC ..............          460
   12,017     * COX COMMUNICATIONS, INC (CLASS A) ............          560
    6,800     * CROWN CASTLE INTERNATIONAL CORP ..............          184
    1,000       CT COMMUNICATIONS, INC .......................           14
    1,100     * DIGITAL LIGHTWAVE, INC .......................           35
    2,200     * DITECH COMMUNICATIONS CORP ...................           35
   17,538       DOMINION RESOURCES, INC ......................        1,175
    7,893       DPL, INC .....................................          262
    3,800       DQE, INC .....................................          124
    1,600     * DSL.NET, INC .................................            1
    9,200       DTE ENERGY CO ................................          358
   27,633       DUKE ENERGY CORP .............................        2,356
   18,800       DYNEGY, INC (CLASS A) ........................        1,054
    8,900     * E.SPIRE COMMUNICATIONS, INC ..................            4
    4,899     * EARTHLINK, INC ...............................           25
   30,300       EDISON INTERNATIONAL CO ......................          473
    1,900     * EFFICIENT NETWORKS, INC ......................           27
    2,300     * EL PASO ELECTRIC CO ..........................           30
   15,902       EL PASO ENERGY CORP ..........................        1,139
    1,600     * ELECTRIC LIGHTWAVE, INC (CLASS A) ............            5
    1,600       EMPIRE DISTRICT ELECTRIC CO ..................           42
    2,200       ENERGEN CORP .................................           71
    5,502       ENERGY EAST CORP .............................          108
   56,622       ENRON CORP ...................................        4,707
   18,400       ENTERGY CORP .................................          779
    2,500       EQUITABLE RESOURCES, INC .....................          167
   26,050       EXELON CORP ..................................        1,829
   15,402       FIRSTENERGY CORP .............................          486
   12,800       FPL GROUP, INC ...............................          918
    4,500     * GENERAL COMMUNICATION, INC (CLASS A) .........           32
   17,200   b * GEOTEK COMMUNICATIONS, INC ...................            0
    3,025     * GLENAYRE TECHNOLOGIES, INC ...................           11
       58     * GLOBAL CROSSING LTD ..........................            1
   17,400       GLOBAL TELESYSTEMS, INC ......................           14
    9,600       GPU, INC .....................................          353
    2,400       HAWAIIAN ELECTRIC INDUSTRIES, INC ............           89
    4,700   b * ICG COMMUNICATIONS, INC ......................            1
    4,300       IDACORP, INC .................................          211
    2,700     * IDT CORP .....................................           55
    2,600     * INSIGHT COMMUNICATIONS CO, INC ...............           61
    3,200     * INTERMEDIA COMMUNICATIONS, INC ...............           23
    2,200       INTER-TEL, INC ...............................           17
    5,000       IPALCO ENTERPRISES, INC ......................     $    121
    3,500     * ITC DELTACOM, INC ............................           19
    7,300       KANSAS CITY POWER & LIGHT CO .................          200
   12,100       KEYSPAN CORP .................................          513
    7,600       KINDER MORGAN, INC ...........................          397
    2,500     * L-3 COMMUNICATIONS HOLDINGS, INC .............          193
    3,000       LACLEDE GAS CO ...............................           70
    2,250     * LEAP WIRELESS INTERNATIONAL, INC .............           56
   22,000     * LEVEL 3 COMMUNICATIONS, INC ..................          722
   31,952     * MCLEODUSA, INC (CLASS A) .....................          451
    6,000       MCN ENERGY GROUP, INC ........................          166
    5,200       MDU RESOURCES GROUP, INC .....................          169
    1,500     * MEDIACOM COMMUNICATIONS CORP .................           26
   27,394     * METROMEDIA FIBER NETWORK, INC (CLASS A) ......          277
    6,000       MONTANA POWER CO .............................          125
    3,000       NATIONAL FUEL GAS CO .........................          189
    1,200     * NEON COMMUNICATIONS, INC .....................            8
      800     * NETWORK PLUS CORP ............................            2
    1,300       NEW JERSEY RESOURCES CORP ....................           56
   39,300     * NEXTEL COMMUNICATIONS, INC (CLASS A) .........          973
   13,400     * NIAGARA MOHAWK HOLDINGS, INC .................          224
    5,200       NICOR, INC ...................................          225
   12,452       NISOURCE, INC ................................          383
    2,809     * NISOURCE, INC (SAILS) ........................            8
    9,300       NORTHEAST UTILITIES CO .......................          226
    5,900     * NORTHPOINT COMMUNICATIONS GROUP, INC .........            2
    1,650       NORTHWEST NATURAL GAS CO .....................           44
    1,800       NORTHWESTERN CORP ............................           42
    4,800     * NRG ENERGY, INC ..............................          134
    2,772       NSTAR ........................................          119
   20,638     * NTL, INC .....................................          494
    1,000       NUI CORP .....................................           32
    6,500       OGE ENERGY CORP ..............................          159
    3,580       ONEOK, INC ...................................          172
    1,000       OTTER TAIL POWER CO ..........................           28
    4,300       PEOPLES ENERGY CORP ..........................          192
   33,429       PG&E CORP ....................................          669
      605       PIEDMONT NATURAL GAS CO, INC .................           23
    4,100     * PINNACLE HOLDINGS, INC .......................           37
    5,000       PINNACLE WEST CAPITAL CORP ...................          238
    5,800       POTOMAC ELECTRIC POWER CO ....................          143
   12,794       PPL CORP .....................................          578
    3,300     * PRICE COMMUNICATIONS CORP ....................           55
    2,900     * PRIMUS TELECOMMUNICATIONS GROUP, INC .........            7
   14,400       PROGRESS ENERGY, INC .........................          708
    5,000     * PROGRESS ENERGY, INC- CVO ....................            2
   11,272     * PSINET, INC ..................................            8
    3,200       PUBLIC SERVICE CO OF NEW MEXICO ..............           86
   15,300       PUBLIC SERVICE ENTERPRISE GROUP, INC .........          744
    9,178       PUGENT ENERGY, INC ...........................          255
    6,100       QUESTAR CORP .................................          183
   80,525     * QWEST COMMUNICATIONS INTERNATIONAL , INC .....        3,302
    3,300     * RCN CORP .....................................           21
   20,603       RELIANT ENERGY, INC ..........................          892
    4,800       RGS ENERGY GROUP, INC ........................          156
    3,600     * RHYTHMS NETCONNECTIONS, INC ..................            4
    1,800     * SBA COMMUNICATIONS CORP ......................           74
  261,266       SBC COMMUNICATIONS, INC ......................       12,475
    6,000       SCANA CORP ...................................          177
       18       SCOTTISH POWER PLC ADR .......................            1
   15,720       SEMPRA ENERGY ................................          365
    5,900       SIERRA PACIFIC RESOURCES (NEW) ...............           95
    2,400     * SMARTALK TELESERVICES, INC ...................            0
    1,300       SOUTH JERSEY INDUSTRIES, INC .................           39
   48,900       SOUTHERN CO ..................................        1,626
    2,300       SOUTHERN UNION CO ............................           61
      600       SOUTHWEST GAS CORP ...........................           13
      700       SOUTHWESTERN ENERGY CO .......................            7
    3,800     * SPECTRASITE HOLDINGS, INC ....................           50
   53,600       SPRINT CORP (FON GROUP) ......................        1,089
   41,700     * SPRINT CORP (PCS GROUP) ......................          852
    3,570     * TALK.COM, INC ................................            5
   11,900       TECO ENERGY, INC .............................          385
    3,127       TELEPHONE & DATA SYSTEMS, INC ................          281
    2,400     * TELIGENT, INC (CLASS A) ......................            5
    4,700     * TIME WARNER TELECOM, INC (CLASS A) ...........          298
    2,400     * TRITON PCS HOLDINGS, INC (CLASS A) ...........           81

                       See notes to financial statements.

SHARES                                                             VALUE (000)
------                                                             ----------
UTILITIES--(CONTINUED)
   22,067       TXU CORP .....................................     $    978
    1,200     * U.S. CELLULAR CORP ...........................           72
    5,637       UGI CORP .....................................          143
    1,100       UIL HOLDINGS CORP ............................           55
    3,600       UNISOURCE ENERGY CORP HOLDINGS CO ............           68
      600   b * USN COMMUNICATIONS, INC ......................            0
    9,601       UTILICORP UNITED, INC ........................          298
    5,133       VECTREN CORP .................................          132
  209,900       VERIZON COMMUNICATIONS .......................       10,483
      600     * VIA NET.WORKS, INC ...........................            2
    1,000     * VIASAT, INC ..................................           13
      900     * VIATEL, INC ..................................            3
    2,600     * VIRATA CORP ..................................           28
   17,249     * VOICESTREAM WIRELESS CORP ....................        1,736
    4,100     * WEBLINK WIRELESS, INC ........................           14
      700     * WEST CORP ....................................           20
    2,400       WESTERN GAS RESOURCES, INC ...................           81
    4,300       WESTERN RESOURCES, INC .......................          107
    5,000     * WESTERN WIRELESS CORP (CLASS A) ..............          196
    3,800       WGL HOLDINGS, INC ............................          116
    4,300     * WILLIAMS COMMUNICATIONS GROUP, INC ...........           51
   35,929       WILLIAMS COS, INC ............................        1,435
    6,450     * WINSTAR COMMUNICATIONS, INC ..................           75
    7,600       WISCONSIN ENERGY CORP ........................          171
  220,113     * WORLDCOM, INC ................................        3,095
      800     * WORLDGATE COMMUNICATIONS, INC ................            3
    2,100     * WORLDPAGES.COM, INC ..........................            6
    2,000       WPS RESOURCES CORP ...........................           74
   28,681       XCEL ENERGY, INC .............................          834
   27,489     * XO COMMUNICATIONS, INC (CLASS A) .............          490
                                                                   --------
                  TOTAL UTILITIES ............................       98,941
                                                                   --------
                TOTAL COMMON STOCK
                  (COST $748,276,624) ........................      987,990
                                                                   --------
PRINCIPAL
---------
 SHORT TERM INVESTMENT--0.41%
 U.S. GOVERNMENT AND AGENCY--0.41%
$4,095,000      FEDERAL HOME LOAN MORTGAGE CORP
                  5.150%, 01/02/01............................         4,093
                                                                   ---------
                TOTAL SHORT TERM INVESTMENT
                  (COST $4,094,414)...........................         4,093
                                                                   ---------
                TOTAL PORTFOLIO--100.10%
                  (COST $752,531,906).........................       992,170
                OTHER ASSETS & LIABILITIES, NET--(0.10)%......          (982)
                                                                   --------
                NET ASSETS--100.00%...........................     $991,188
                                                                   ========

-------------
 *   Non-income producing
(b)  In bankruptcy

                       See notes to financial statements.

[TIAA LOGO]

--------------------------------------------------------------------------------

                               CHAIRMAN'S LETTER

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

We are pleased to provide you with the accompanying audited statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") for the year ended December 31, 2000. We continue to manage TIAA in a prudent manner with the goal of maximizing our long-term performance within reasonable risk parameters for the long-term benefit of our policyholders. As you review these statements, it is also important to note that TIAA continues to maintain the highest possible financial strength ratings from each of the four nationally recognized independent rating organizations.

The report of management responsibility, on the following page, demonstrates our ongoing commitment to conduct TIAA's activities in a well-controlled management environment. Additionally, the accompanying audit report indicates an unqualified opinion regarding TIAA's statutory-basis financial statements from the independent auditing firm of Ernst & Young LLP. These statements have been prepared consistently in accordance with statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department ("Department").

There is also a reference in the auditors' report to accounting principles generally accepted in the United States ("GAAP"); this reference to GAAP is required by the auditors' professional standards. GAAP is an overall accounting methodology that, while similar in many respects to statutory accounting practices, is a separate basis of accounting. Statutory accounting is generally more conservative than GAAP, and these statutory-basis financial statements are not intended to be in conformity with GAAP.

Statutory accounting is the only basis of accounting recognized by the Department for regulatory purposes, and it is the only basis of accounting used by the Department in measuring the financial condition and results of operations of an insurance company. It is also the basis for determining insurance company solvency under the New York Insurance Law. While we could prepare a separate set of GAAP financial statements, there is no legal requirement for us to do so. Additionally, TIAA does not believe at this time that it would be a worthwhile expenditure to maintain another separate set of financial records, particularly since it would provide little additional value for our policyholders. Accordingly, we believe that it is prudent for us to continue to manage and report on the operations of TIAA under the conservative statutory accounting methodology that we have always utilized.

                                                         John H. Biggs
                                               ---------------------------------
                                                    Chairman, President and
                                                    Chief Executive Officer

[TIAA LOGO]

--------------------------------------------------------------------------------

                      REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America ("TIAA") are the responsibility of management. They have been prepared on the basis of statutory accounting practices, a comprehensive basis of accounting comprised of accounting practices prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting practices.

TIAA has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the internal auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The accompanying statutory-basis financial statements of TIAA have been audited by the independent auditing firm of Ernst & Young LLP. For the periods covered by these financial statements, all services provided by Ernst & Young LLP were limited exclusively to auditing. It is TIAA's policy that any non-audit services be obtained from a firm other than the external financial audit firm. The independent auditors' report, which appears on page five, expresses an independent opinion on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, nonmanagement trustees, meets regularly with management, representatives of Ernst & Young LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA as part of their periodic corporate examinations.

                                                       /s/ JOHN H. BIGGS
                                               ---------------------------------
                                                    Chairman, President and
                                                    Chief Executive Officer

                                                       /s/ JOHN H. BIGGS
                                               ---------------------------------
                                                 Executive Vice President and
                                                 Principal Accounting Officer

[TIAA LOGO]

--------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE

To the Policyholders of
  Teachers Insurance and Annuity
  Association of America:

The Audit Committee oversees the financial reporting process of Teachers Insurance and Annuity Association of America ("TIAA") on behalf of the Company's Board of Trustees. The Audit Committee is a standing committee of the Board and operates in accordance with a formal written charter (copies are available upon request) which describes the Audit Committee's responsibilities. All members of the Audit Committee ("Committee") are independent, as defined under the listing standards of the New York Stock Exchange.

Management has the primary responsibility for TIAA's financial statements, development and maintenance of a strong system of internal controls, and compliance with applicable laws and regulations. In fulfilling its oversight responsibilities, the Committee reviewed and approved the audit plans of the internal auditing group and the independent auditing firm in connection with their respective audits. The Committee also meets regularly with the internal and independent auditors, both with and without management present, to discuss the results of their examinations, their evaluation of internal controls, and the overall quality of financial reporting.

The Committee reviewed and discussed the accompanying audited financial statements with management, including a discussion of the quality and appropriateness of the accounting principles and financial reporting practices followed, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee has also discussed the audited financial statements with Ernst & Young LLP, the independent auditing firm responsible for expressing an opinion on the conformity of these audited financial statements with statutory accounting principles.

The discussion with Ernst & Young LLP focused on their judgments concerning the quality and appropriateness of the accounting principles and financial reporting practices followed by TIAA, the clarity of the financial statements and related disclosures, and other significant matters, such as any significant changes in accounting policies, management judgments and estimates, and the nature of any uncertainties or unusual transactions. In addition, the Committee discussed with Ernst & Young LLP the auditors' independence from management and TIAA, and has received a written disclosure regarding such independence, as required by the Independence Standards Board.

Based on the review and discussions referred to above, the Committee has approved the release of the accompanying audited financial statements for publication and filing with appropriate regulatory authorities.

Willard T. Carleton, Audit Committee Chair
Frederick R. Ford, Audit Committee Member
Leonard S. Simon, Audit Committee Member
Rosalie J. Wolf, Audit Committee Member

[ERNST & YOUNG LLP LOGO]           787 SEVENTH AVENUE    Phone: 212-773-3000
                                   NEW YORK, N.Y. 10019


                         REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of
  Teachers Insurance and Annuity
  Association of America:

We have audited the accompanying statutory-basis balance sheets of Teachers Insurance and Annuity Association of America ("TIAA") as of December 31, 2000 and 1999, and the related statutory-basis statements of operations, changes in capital and contingency reserves, and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of TIAA's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 to the financial statements, TIAA presents its financial statements in conformity with accounting practices prescribed or permitted by the New York State Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 2.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of TIAA at December 31, 2000 and 1999, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2000.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of TIAA at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000 in conformity with accounting practices prescribed or permitted by the New York State Insurance Department.

                                                   /s/ERNST & YOUNG LLP

February 15, 2001

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                         STATUTORY-BASIS BALANCE SHEETS

                             (amounts in thousands)

                                                                    December 31,
                                                             ---------------------------
                                                                 2000           1999
                                                             ------------   ------------
ASSETS
Bonds......................................................  $ 80,809,152   $ 75,394,268
Mortgages..................................................    21,952,809     21,412,239
Real estate................................................     5,296,235      5,192,229
Stocks.....................................................     1,738,069      1,247,242
Other long-term investments................................     3,329,278      2,116,490
Cash and short-term investments............................       244,169        410,053
Investment income due and accrued..........................     1,286,268      1,233,604
Separate account assets....................................     3,408,570      2,751,054
Other assets...............................................       502,933        740,252
                                                             ------------   ------------
                                               TOTAL ASSETS  $118,567,483   $110,497,431
                                                             ============   ============

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves...............................  $ 99,859,231   $ 93,869,708
Dividends declared for the following year..................     2,197,454      2,039,605
Asset Valuation Reserve....................................     2,870,533      2,637,779
Interest Maintenance Reserve...............................     1,118,965      1,110,349
Separate account liabilities...............................     3,408,570      2,751,054
Other liabilities..........................................     1,015,325      1,063,508
                                                             ------------   ------------
                                          Total Liabilities   110,470,078    103,472,003
                                                             ------------   ------------

Capital (2,500 shares of $1,000 par value common stock
  issued and outstanding) and paid-in surplus..............         3,050          3,050
                                                             ------------   ------------
Contingency reserves:
  For group life insurance.................................            --         12,218
  For investment losses, annuity and insurance mortality,
     and other risks.......................................     8,094,355      7,010,160
                                                             ------------   ------------
                                 Total Contingency Reserves     8,094,355      7,022,378
                                                             ------------   ------------
                     Total Capital and Contingency Reserves     8,097,405      7,025,428
                                                             ------------   ------------

        TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES  $118,567,483   $110,497,431
                                                             ============   ============

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                    STATUTORY-BASIS STATEMENTS OF OPERATIONS

                             (amounts in thousands)

                                                                For the Years Ended December 31,
                                                             ---------------------------------------
                                                                2000          1999          1998
                                                             -----------   -----------   -----------
INCOME
Insurance and annuity premiums and deposits................  $ 3,228,948   $ 3,087,045   $ 2,957,870
Transfers from CREF, net...................................      572,211       752,512     1,274,152
Annuity dividend additions.................................    2,728,561     2,553,655     2,427,685
Net investment income......................................    8,556,537     7,923,564     7,446,656
Supplementary contract considerations......................      365,858       325,704       297,074
                                                             -----------   -----------   -----------
                                               TOTAL INCOME  $15,452,115   $14,642,480   $14,403,437
                                                             ===========   ===========   ===========

DISTRIBUTION OF INCOME
Policy and contract benefits...............................  $ 2,976,305   $ 2,653,962   $ 2,413,220
Dividends..................................................    4,315,895     4,026,907     3,844,313
Increase in policy and contract reserves...................    5,991,167     6,100,240     6,636,704
Operating expenses.........................................      356,975       335,039       327,085
Transfers to separate accounts, net........................      527,255       490,880       487,976
Federal income tax expense (benefit).......................       24,048       (25,213)      (11,854)
Other, net.................................................      (18,442)      (11,437)       (4,639)
Increase in contingency reserves...........................    1,278,912     1,072,102       710,632
                                                             -----------   -----------   -----------
                               TOTAL DISTRIBUTION OF INCOME  $15,452,115   $14,642,480   $14,403,437
                                                             ===========   ===========   ===========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

   STATUTORY-BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

                             (amounts in thousands)

                                                               For the Years Ended December 31,
                                                             ------------------------------------
                                                                2000         1999         1998
                                                             ----------   ----------   ----------
CHANGES IN CAPITAL AND CONTINGENCY RESERVES
From operations............................................  $1,278,912   $1,072,102   $  710,632
Net realized capital gains on investments..................     104,949      282,079      394,727
Net unrealized capital gains (losses) on investments.......     123,349     (112,613)    (171,049)
Transfers to the Interest Maintenance Reserve..............    (161,865)    (330,107)    (264,997)
Transfers to the Asset Valuation Reserve...................    (232,754)    (183,656)    (115,481)
Increase in non-admitted assets,
  other than investments...................................     (40,614)     (25,586)     (17,829)
Change in valuation basis of policy reserves...............          --           --        8,671
Stockholder dividend.......................................          --         (550)          --
Contribution to paid-in surplus............................          --          550           --
Other, net.................................................          --           --        1,960
                                                             ----------   ----------   ----------
             NET CHANGE IN CAPITAL AND CONTINGENCY RESERVES   1,071,977      702,219      546,634
                           CAPITAL AND CONTINGENCY RESERVES
                                       AT BEGINNING OF YEAR   7,025,428    6,323,209    5,776,575
                                                             ----------   ----------   ----------
                           CAPITAL AND CONTINGENCY RESERVES
                                             AT END OF YEAR  $8,097,405   $7,025,428   $6,323,209
                                                             ==========   ==========   ==========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

                    STATUTORY-BASIS STATEMENTS OF CASH FLOWS

                             (amounts in thousands)

                                                                For the Years Ended December 31,
                                                             ---------------------------------------
                                                                2000          1999          1998
                                                             -----------   -----------   -----------
CASH PROVIDED
By operating activities:
  Insurance and annuity premiums,
     deposits and other considerations.....................  $ 3,586,141   $ 3,408,713   $ 3,254,238
  Transfers from CREF, net.................................      572,211       752,512     1,274,152
  Annuity dividend additions...............................    2,728,562     2,553,651     2,427,685
  Investment income, net...................................    8,378,040     7,692,392     7,338,368
                                                             -----------   -----------   -----------
                                             Total Receipts   15,264,954    14,407,268    14,294,443
                                                             -----------   -----------   -----------
  Policy and contract benefits.............................    2,993,038     2,655,772     2,410,824
  Dividends................................................    4,158,047     3,910,764     3,699,582
  Operating expenses.......................................      353,859       325,039       311,460
  Federal income tax expense (benefit).....................        2,168       (43,713)          506
  Transfers to separate accounts, net......................      526,334       492,504       486,945
  Separate account seed money redemptions..................           --            --       (76,666)
  Other, net...............................................     (139,862)      183,783           494
                                                             -----------   -----------   -----------
                                        Total Disbursements    7,893,584     7,524,149     6,833,145
                                                             -----------   -----------   -----------
                      Cash Provided by Operating Activities    7,371,370     6,883,119     7,461,298
                                                             -----------   -----------   -----------
By financing activities:
  Stockholder dividend.....................................           --          (550)           --
  Contribution to paid-in surplus..........................           --           550            --
                                                             -----------   -----------   -----------
                      Cash Provided by Financing Activities           --            --            --
                                                             -----------   -----------   -----------
By investing activities:
  Sales and redemptions of bonds and stocks................   10,427,498    10,428,890     9,781,071
  Sales and repayments of mortgage principal...............    2,894,511     3,716,069     2,129,896
  Sales of real estate.....................................      708,838     1,500,916       834,298
  Other, net...............................................      739,325       448,429       279,097
                                                             -----------   -----------   -----------
                      Cash Provided by Investing Activities   14,770,172    16,094,304    13,024,362
                                                             -----------   -----------   -----------
                                        TOTAL CASH PROVIDED   22,141,542    22,977,423    20,485,660
                                                             -----------   -----------   -----------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
  Bonds and stocks.........................................   16,082,049    16,695,529    15,298,648
  Mortgages................................................    3,508,065     4,894,308     3,704,940
  Real estate..............................................      978,864       590,720       351,109
  Other, net...............................................    1,738,448       898,779       797,849
                                                             -----------   -----------   -----------
                    TOTAL DISBURSEMENTS FOR NEW INVESTMENTS   22,307,426    23,079,336    20,152,546
                                                             -----------   -----------   -----------
                                INCREASE (DECREASE) IN CASH
                                 AND SHORT-TERM INVESTMENTS     (165,884)     (101,913)      333,114
                            CASH AND SHORT-TERM INVESTMENTS
                                       AT BEGINNING OF YEAR      410,053       511,966       178,852
                                                             -----------   -----------   -----------
                            CASH AND SHORT-TERM INVESTMENTS
                                             AT END OF YEAR  $   244,169   $   410,053   $   511,966
                                                             ===========   ===========   ===========

               See notes to statutory-basis financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                 NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS
                               December 31, 2000

NOTE 1--ORGANIZATION

Teachers Insurance and Annuity Association of America ("TIAA") was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. Its purpose is to aid and strengthen nonprofit educational and research organizations, governmental entities and other nonprofit institutions by providing retirement and insurance benefits for their employees and their families, and by counseling these organizations and their employees on benefit plans and other measures of economic security. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created solely for the purpose of holding the stock of TIAA.

NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

TIAA's statutory-basis financial statements have been prepared on the basis of statutory accounting practices prescribed or permitted by the New York State Insurance Department ("Department"), a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States ("GAAP"). (Refer to the separate sections, entitled "Permitted Statutory Accounting Practices" and "Accounting Principles Generally Accepted in the United States", within this note and Note 14--Codification.)

The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by TIAA.

VALUATION OF INVESTMENTS: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost; medium to highest quality preferred stocks at cost; common stocks at market value; and all other bond, short-term and preferred stock investments at the lower of amortized cost or market value. For loan-backed bonds and structured securities, amortized cost is determined using actual and anticipated cash flows under the prospective method for interest-only securities and under the retrospective method for all other securities. Anticipated prepayments are based on life-to-date prepayment speeds, using historical cash flows, and internal estimates. Mortgages are stated at amortized cost and directly-owned real estate at depreciated cost (net of encumbrances). Investments in wholly-owned subsidiaries, real estate limited partnerships and securities limited partnerships are stated at TIAA's equity in the net admitted assets of the underlying entities. Policy loans are stated at outstanding principal amounts. Separate account assets are generally stated at market value. Seed money investments in the TIAA-CREF Mutual Funds, TIAA-CREF Institutional Mutual Funds and TIAA-CREF Life funds are stated at market value. All investments are stated net of any permanent impairments, which are determined on an individual asset basis. Depreciation is generally computed over a 40 year period on the constant yield method for properties acquired prior to 1991 and on the straight-line method for properties acquired thereafter.

ACCOUNTING FOR INVESTMENTS: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date) for publicly traded common stocks and as of the date the investment transactions are settled (settlement date) for all other investments. Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions, and those due to translation adjustments, are not separately reported and are reflected in realized and unrealized capital gains and losses, respectively.

SECURITIES LENDING: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. The collateral liability is netted against the balance sheet caption, "Cash and short-term investments". TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to return the securities in a timely manner. In order to minimize this risk, TIAA monitors the credit quality of its counterparties.

FOREIGN CURRENCY SWAP CONTRACTS: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Foreign currency swap contracts incorporate a series of swap transactions which result in the exchange of TIAA's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows. Foreign currency swap contracts are entered into directly with a counterparty and TIAA is exposed to the risk of default of such counterparty, although TIAA does not anticipate non-performance by any of its counterparties. The maximum potential loss from such risk is equal to the change in the value of the foreign currency swap during the term of the contract. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

FOREIGN CURRENCY FORWARD CONTRACTS: TIAA enters into foreign currency forward contracts to exchange fixed amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Forward contracts incorporate one swap transaction which results in the exchange of TIAA's fixed foreign currency cash flows into a fixed amount of U.S. dollar cash flows. A foreign exchange premium (discount) is recorded at the time the contract is opened, and it is calculated based on the difference between the forward exchange rate and the spot rate. TIAA amortizes the foreign exchange premium (discount) into investment income over the life of the forward contract, or at the settlement date if the forward contract is less than a year. TIAA is subject to counterparty credit risk upon entering into foreign currency forward contracts and monitors that risk, as discussed above for foreign currency swap contracts.

INTEREST RATE SWAP CONTRACTS: TIAA enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to exchange the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain interest sensitive products. Payments received and payments made under interest rate swap contracts are reflected in net investment income. Interest rate swap contracts subject TIAA to credit risk should the counterparties not perform according to the terms of the contracts. However, the maximum potential loss from such credit risk is less than the par value of the related notes, and TIAA does not anticipate non-performance by any of its counterparties. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

SWAP OPTIONS: TIAA writes (sells) swap options on selected bonds to hedge against the effect of interest rate fluctuations as part of TIAA's asset and liability management program. Swap options give the holder the right, but not the obligation, to enter into an interest rate swap contract with TIAA where TIAA would pay a fixed interest rate and would receive a variable interest rate on a specified notional amount. When a swap option is written, the premium received is recorded as a liability. Because the swap options written by TIAA expire within one year of their inception date, the premium is recognized as investment income at the earlier of the exercise date or the expiration of the swap option. TIAA would be exposed to counterparty credit risk upon entering into an interest rate swap contract and monitors that risk, as discussed above.

INTEREST RATE CAP CONTRACTS: TIAA purchases interest rate cap contracts to hedge against the risk of a rising interest rate environment as part of TIAA's asset and liability management program. Under the terms of the interest rate cap contracts, the selling entity makes payments to TIAA on a specified notional amount if an agreed-upon index exceeds a predetermined strike rate. Such payments received under interest rate cap contracts are recognized as investment income. When an interest rate cap contract is purchased, the premium paid is recorded as an asset, and the premium is amortized into investment expense over the life of the cap. TIAA would be subject to counterparty credit risk if the index exceeds the predetermined strike rate, causing a payment to be payable to TIAA. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

NON-ADMITTED ASSETS: Certain investment balances and corresponding investment income due and accrued are designated as non-admitted assets by the Department, based on delinquencies, defaults, and other statutory criteria, and, cannot be included in life insurance company balance sheets filed with the Department. Such investment-related non-admitted assets totaled approximately $465,614,000 and $450,804,000 at December 31, 2000 and 1999, respectively. Income on bonds in default is not accrued and, therefore, is not included in the non-admitted totals. Certain non-investment assets, such as furniture and fixtures and various receivables, are also designated as non-admitted assets. Such non-admitted assets approximated $262,186,000 at December 31, 2000 and $221,573,000 at December 31, 1999. Changes in such non-admitted assets are charged or credited directly to contingency reserves.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

POLICY AND CONTRACT RESERVES: TIAA offers a range of group and individual retirement annuities and group and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest (at an average rate of approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

DIVIDENDS DECLARED FOR THE FOLLOWING YEAR: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees ("Board") in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

ASSET VALUATION RESERVE: The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the National Association of Insurance Commissioners ("NAIC") and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate and other invested assets. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component, and insurance companies may also make voluntary contributions to any component; however, the resulting ending balance can not exceed the computed maximum reserve for that component. Any computed excess amounts are eliminated through transfers to other components or adjustments down to the maximum reserve amounts. Contributions and adjustments to the AVR are reported as transfers to or from contingency reserves.

INTEREST MAINTENANCE RESERVE: The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR, under the grouped method of amortization, as an adjustment to net investment income over the remaining lives of the assets sold.

CONTINGENCY RESERVES: By charter, TIAA operates without profit to the corporation or its sole shareholder, the TIAA Board of Overseers. As a result, all contingency reserves are held solely to provide benefits in accordance with TIAA's charter purpose. In 1999, TIAA paid a dividend of $550,000 to the TIAA Board of Overseers. This amount was recontributed as paid-in surplus. This was done to satisfy a regulatory licensing requirement.

FEDERAL INCOME TAXES: TIAA is a nonprofit organization and, through December 31, 1997, was exempt from federal income taxation under the Internal Revenue Code ("Code"). Any non-pension related income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, TIAA is no longer exempt from federal income taxation and is taxed as a stock life insurance company. Beginning with 1998, TIAA files a consolidated federal income tax return with its subsidiary affiliates. The tax sharing agreement follows the current reimbursement method, whereby members of the consolidated group will generally be reimbursed for their losses on a pro-rata basis by other members of the group to the extent that they have taxable income, subject to limitations imposed under the Code. The federal income tax provisions included in the accompanying statements of operations are based on taxes actually paid or recovered or anticipated to be paid or recovered. The income tax expense (benefit) of $24,048,000, $(25,213,000) and $(11,854,000) for 2000, 1999 and 1998 respectively, reflected in the accompanying statements of operations are the amounts that are payable or receivable under such tax sharing agreement. TIAA reported a net tax loss for 1998 and 1999 and expects to report a net tax loss for 2000, due to required increases in policy and contract reserves computed for tax reporting purposes in accordance with the requirements of the Code, as well as deductions related to certain assets. The reserve increases will reverse over time, thereby increasing TIAA's taxable income in future years. Under the Code, tax loss carryforwards will generally expire after fifteen years, if not previously used, and capital loss carryforwards will expire in five years, if not previously used.

PERMITTED STATUTORY ACCOUNTING PRACTICES: Statutory accounting practices prescribed by the Department include accounting requirements contained in New York State Insurance Laws and Regulations as well as in the NAIC Accounting Practices and Procedures Manual (the "Manual") and other publications. Permitted statutory accounting practices encompass all accounting practices which are allowed by the Department but which are not prescribed. The Department permits TIAA to follow certain reporting and disclosure conventions reflected in these statutory-basis financial statements. Such reporting and disclosure conventions include the following: (i) the classification of real estate subsidiaries and real estate limited partnerships in the "Real estate" caption in the accompanying balance sheets, (ii) the

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 2--SIGNIFICANT ACCOUNTING POLICIES--(CONCLUDED)

netting of securities lending collateral against the "Cash and short-term investments" caption in the accompanying balance sheets, (iii) the preceding federal income taxes disclosure, and (iv) the recognition of permanent impairments of individual assets.

ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES: The Financial Accounting Standards Board ("FASB") requires that financial statements that are intended to be in conformity with GAAP should follow all applicable authoritative accounting pronouncements. As a result, TIAA cannot refer to financial statements prepared in accordance with statutory accounting practices as having been prepared in accordance with GAAP. The differences between accounting principles generally accepted in the United States and statutory accounting practices would have a material effect on TIAA's financial statements, and the primary differences can be summarized as follows. Under
GAAP:

- The AVR is eliminated and valuation allowances are established as contra assets based on asset-specific analyses rather than the formula-based AVR being reflected as a liability reserve;

- The IMR is eliminated and realized gains and losses resulting from interest rate fluctuations are reported as a component of net income rather than being accumulated in and subsequently amortized out of the IMR;

- Dividends on insurance policies and annuity contracts are accrued as the necessary earnings emerge from operations rather than being accrued in the year when they are declared;

- The "non-admitted" asset designation is not utilized;

- Policy acquisition costs are deferred and amortized over the lives of the policies issued rather than being charged to operations as incurred;

- Policy and contract reserves are based on estimates of expected mortality and interest rather than being based on statutory mortality and interest requirements;

- Investments in wholly-owned subsidiaries are consolidated in the parent's financial statements rather than being carried at the parent's equity in the net assets of the subsidiaries;

- Long-term bond investments considered to be "available for sale" are carried at fair value rather than at amortized cost;

- Deferred tax assets and liabilities are determined based on the differences between the financial statement amounts and the tax bases of assets and liabilities rather than not being recognized.

- For purposes of calculating the postretirement benefit obligation, active participants not currently eligible would also be included.

Management believes that the effects of these differences would increase TIAA's total capital if GAAP were implemented.

RECLASSIFICATIONS: Certain amounts in the 1999 and 1998 financial statements have been reclassified to conform with the 2000 presentation.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 3--INVESTMENTS

SECURITIES INVESTMENTS: At December 31, 2000 and 1999, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and the gross unrealized gains and losses with respect to such market values, are shown below:

                                                             GROSS             GROSS
                                          CARRYING         UNREALIZED       UNREALIZED         ESTIMATED
                                            VALUE            GAINS            LOSSES         MARKET VALUE
                                       ---------------   --------------   ---------------   ---------------
December 31, 2000
-------------------------------------
U.S. Treasury securities and
  obligations of U.S. government
  agencies and corporations..........  $    25,921,194   $    9,949,135   $            --   $    35,870,329
Debt securities issued by foreign
  governments........................    2,077,615,275      175,945,808       (24,480,272)    2,229,080,811
Corporate securities.................   39,185,016,604      875,106,469    (1,253,132,070)   38,806,991,003
Mortgage-backed securities...........   22,048,637,743      957,430,764      (166,716,404)   22,839,352,103
Asset-backed securities..............   17,471,960,984      360,740,896      (488,944,947)   17,343,756,933
                                       ---------------   --------------   ---------------   ---------------
               Total.................  $80,809,151,800   $2,379,173,072   $(1,933,273,693)  $81,255,051,179
                                       ===============   ==============   ===============   ===============
December 31, 1999
-------------------------------------
U.S. Treasury securities and
  obligations of U.S. government
  agencies and corporations..........  $    24,001,927   $    4,768,518   $        (9,636)  $    28,760,809
Debt securities issued by foreign
  governments........................    1,998,851,102      136,709,413       (38,121,907)    2,097,438,608
Corporate securities.................   36,859,895,277      570,889,898    (1,590,960,444)   35,839,824,731
Mortgage-backed securities...........   20,891,933,456      252,833,375      (851,223,861)   20,293,542,970
Asset-backed securities..............   15,619,586,502       64,165,497    (1,003,669,811)   14,680,082,188
                                       ---------------   --------------   ---------------   ---------------
               Total.................  $75,394,268,264   $1,029,366,701   $(3,483,985,659)  $72,939,649,306
                                       ===============   ==============   ===============   ===============

At December 31, 2000 and 1999, approximately 93.1% and 93.9%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 2000, outstanding forward commitments for future long-term bond and equity investments approximated $2,128,446,000. Of this, $1,055,439,000 is scheduled for disbursement in 2001, $536,727,000 in 2002, $274,223,000 in 2003
and $262,057,000 in later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers. Debt securities amounting to approximately $2,594,000 and $2,574,000 at December 31, 2000 and 1999, respectively, were on deposit with governmental authorities or trustees, as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 2000, by contractual maturity, are shown below:

                                                                CARRYING          ESTIMATED
                                                                  VALUE         MARKET VALUE
                                                             ---------------   ---------------
Due in one year or less....................................  $   782,701,599   $   787,102,442
Due after one year through five years......................   10,074,511,531    10,125,742,010
Due after five years through ten years.....................   12,389,418,833    12,415,710,424
Due after ten years........................................   18,041,921,110    17,743,387,267
                                                             ---------------   ---------------
                         Subtotal..........................   41,288,553,073    41,071,942,143
Mortgage-backed securities.................................   22,048,637,743    22,839,352,103
Asset-backed securities....................................   17,471,960,984    17,343,756,933
                                                             ---------------   ---------------
                           Total...........................  $80,809,151,800   $81,255,051,179
                                                             ===============   ===============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 3--INVESTMENTS--(CONTINUED)

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to prepay obligations, although prepayment premiums may be applicable.

At December 31, 2000 and 1999, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                                             2000    1999
                                                             -----   -----
Mortgage-backed securities.................................   27.3%   27.7%
Asset-backed securities....................................   12.1    12.0
Manufacturing..............................................   11.7    11.9
Commercial mortgage-backed securities......................    9.5     8.7
Finance and financial services.............................    9.4     9.0
Public utilities...........................................    7.6     8.4
Communications.............................................    4.1     3.8
Oil and gas................................................    3.4     3.6
Retail and wholesale trade.................................    3.2     3.5
Government.................................................    2.9     3.0
Real estate investment trusts..............................    2.1     2.3
Other......................................................    6.7     6.1
                                                             -----   -----
                           Total...........................  100.0%  100.0%
                                                             =====   =====

The approximate carrying values and market values of debt securities loaned, and the cash collateral received in connection therewith, were as follows:

                                                             CARRYING VALUE    MARKET VALUE    CASH COLLATERAL
                                                             --------------   --------------   ---------------
December 31, 2000..........................................  $2,189,502,000   $2,283,079,000   $2,333,054,000
December 31, 1999..........................................  $2,321,999,000   $2,303,125,000   $2,380,927,000

At December 31, 2000 and 1999, TIAA had interest rate swap contracts outstanding with a total notional value of $416,181,000 and $388,411,000, respectively.

At December 31, 2000 and 1999, TIAA had foreign currency swap contracts outstanding with a total notional value of approximately $1,020,545,000 and $891,159,000, respectively. The unrealized gains (losses) on foreign currency swap contracts outstanding were approximately $57,247,000, $25,575,000 and $(6,511,000), at December 31, 2000, 1999, and 1998, respectively.

At December 31, 2000 and 1999, TIAA had foreign currency forward contracts outstanding with a total notional value of approximately $203,113,000 and 230,259,000, respectively, and the unamortized value of the premiums was approximately $4,827,000 and $16,952,000, respectively. The unrealized gains on the forward contracts outstanding were approximately $5,745,000, $20,395,000, and $1,143,000, at December 31, 2000, 1999, and 1998, respectively.

At December 31, 2000, and 1999, TIAA had swap options outstanding with a total notional value of $219,100,000 and $54,000,000, respectively and the unamortized value of the premiums was approximately $823,000 and $511,000, at December 31, 2000 and 1999, respectively. The interest rate swap contracts created from the exercise of the swap options are reflected in the aggregate totals for the interest rate swap contracts disclosed in the related paragraph above.

At December 31, 2000 and 1999, TIAA had interest rate cap contracts outstanding with a total notional value of $145,650,000 and $137,550,000, respectively, and the unamortized value of the premiums was approximately $959,000 and $658,000, respectively.

MORTGAGE LOAN INVESTMENTS: TIAA makes mortgage loans that are principally collateralized by commercial real estate. TIAA's mortgage underwriting standards generally result in first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the collectibility of mortgage loans. This system is utilized to identify and quantify any

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 3--INVESTMENTS--(CONTINUED)

permanent impairments in value. The range of coupon rates for mortgage loans issued during 2000 was from 7.00% to 9.00%. At December 31, 2000 and 1999, TIAA's mortgage portfolio included loans totaling approximately $63,914,000 and $312,251,000, respectively, which were collateralized by real estate with prior liens not held by TIAA.

At December 31, 2000 and 1999, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

                                                             2000    1999
                                                             -----   -----
Property Type
-----------------------------------------------------------
Office building............................................   40.9%   39.4%
Shopping centers...........................................   27.6    29.3
Industrial buildings.......................................    9.5     7.7
Mixed-use projects.........................................    9.1    10.4
Apartments.................................................    6.8     7.3
Hotel......................................................    4.0     3.4
Other......................................................    2.1     2.5
                                                             -----   -----
                           Total...........................  100.0%  100.0%
                                                             =====   =====
Geographic Region
-----------------------------------------------------------
Pacific....................................................   24.1%   23.6%
South Atlantic.............................................   22.1    20.5
North Central..............................................   19.9    21.2
Middle Atlantic............................................   10.2     9.3
South Central..............................................    8.3     8.7
Mountain...................................................    7.7     7.2
New England................................................    7.4     9.3
Other......................................................    0.3     0.2
                                                             -----   -----
                           Total...........................  100.0%  100.0%
                                                             =====   =====

At December 31, 2000 and 1999, approximately 19% and 18%, respectively, of the mortgage portfolio was invested in California and is included in the Pacific region shown above.

At December 31, 2000, the contractual maturity schedule of mortgage loans is shown below:

                                                             CARRYING VALUE
                                                             ---------------
Due in one year or less....................................  $   463,393,808
Due after one year through five years......................    5,379,644,552
Due after five years through ten years.....................   13,329,641,284
Due after ten years........................................    2,780,128,967
                                                             ---------------
                           Total...........................  $21,952,808,611
                                                             ===============

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

At December 31, 2000, outstanding forward commitments for future mortgage loan investments approximated $1,148,985,000. Of this, $770,443,000 is scheduled for disbursement in 2001 and $378,542,000 in later years. The funding of mortgage loan commitments is contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy.

At December 31, 2000, 1999 and 1998, the aggregate carrying values of mortgages with restructured or modified terms, as defined by GAAP, were approximately $37,300,000, $43,489,000, and $44,153,000, respectively. For the years ended
December 31, 2000, 1999 and

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 3--INVESTMENTS--(CONTINUED)

1998, the investment income earned on such mortgages was approximately $(4,628,000), $809,000, and $7,381,000, respectively, which would have been approximately $3,887,000, $4,950,000, and $5,030,000, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers.

REAL ESTATE INVESTMENTS: TIAA makes investments in commercial real estate directly, through wholly-owned subsidiaries and through real estate limited partnerships. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the realizability of real estate investments. This system is utilized to identify and quantify any permanent impairments in value. At December 31, 2000 and 1999, the carrying values of real estate investments were diversified by property type and geographic region as follows:

                                                             2000    1999
                                                             -----   -----
Property Type
-----------------------------------------------------------
Office buildings...........................................   67.1%   65.2%
Shopping centers...........................................    9.4    10.4
Mixed-use projects.........................................    5.3     6.2
Industrial buildings.......................................    4.0     3.3
Income-producing land underlying improved real estate......    3.4     3.0
Land held for future development...........................    3.3     3.9
Apartments.................................................    0.1     0.4
Other......................................................    7.4     7.6
                                                             -----   -----
                           Total...........................  100.0%  100.0%
                                                             =====   =====
Geographic Region
-----------------------------------------------------------
South Atlantic.............................................   27.7%   26.8%
North Central..............................................   26.5    25.4
Pacific....................................................   14.5    16.5
South Central..............................................    8.2     9.0
Middle Atlantic............................................    5.4     8.8
Mountain...................................................    3.2     3.6
New England................................................    1.0     1.1
Other......................................................   13.5     8.8
                                                             -----   -----
                           Total...........................  100.0%  100.0%
                                                             =====   =====

At December 31, 2000 and 1999, approximately 14% of the real estate portfolio was invested in Florida and approximately 11% was invested in California. Florida is included in the South Atlantic region and California is included in the Pacific region.

At December 31, 2000, outstanding forward commitments for future real estate investments approximated $198,928,000. Under these commitments, it is estimated that $179,231,000 will be disbursed in 2001 and $19,697,000 in later years. The funding of real estate investment commitments is contingent upon the properties meeting specified requirements, including construction, leasing and occupancy.

Depreciation expense on real estate investments was approximately $164,844,000, $179,605,000, and $176,237,000 for the years ended December 31, 2000, 1999 and
1998, respectively; the amount of accumulated depreciation at December 31, 2000 and 1999 was approximately $918,317,000 and $799,927,000, respectively.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 3--INVESTMENTS--(CONTINUED)
ASSET VALUATION RESERVE: The AVR balances at December 31, 2000 and 1999 were comprised of the following asset-specific reserves:

                                                                  2000             1999
                                                             --------------   --------------
Bonds and preferred stocks.................................  $  824,796,467   $  701,676,744
Mortgages..................................................     966,080,296    1,106,387,507
Real estate................................................     455,182,391      502,041,173
Common stocks..............................................     226,038,438      238,268,926
Other invested assets......................................     398,435,894       89,404,877
                                                             --------------   --------------
                           Total...........................  $2,870,533,486   $2,637,779,227
                                                             ==============   ==============

SECURITIZATIONS: When TIAA sells bonds and mortgage loans in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, or servicing rights, all of which are retained interests in the securitized receivables. Gain or loss on a sale, net of transaction costs, is, in part, determined by allocating the previous carrying amount of the financial assets involved in the transfer between the assets sold and the retained interests, based on their relative fair values at the date of the transfer. Quoted market prices are used, if available. However, quotes are generally not available for retained interests, so TIAA generally estimates fair value based on the present value of future expected cash flows using management's best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

During 2000, TIAA sold bonds in two securitization transactions in which TIAA retained subordinated interests. TIAA recognized a pretax loss of approximately $757,000 on the securitization of approximately $1.4 billion (principal amount) of bonds. The proceeds from the two securitizations and the fair value of the retained interests totaled approximately $1,284,000,000 and $162,103,000, respectively. The fair values of the residual interests in the securitization transactions were calculated by discounting the estimated future cash flows. The discount rates used ranged from 11% to 20%. An adverse 10% and 20% change in the discount rate would negatively impact the fair value of the retained interests by approximately $5,562,000 and $10,556,000, respectively, at December 31, 2000. TIAA also retained the rights to future cash flows that may arise after investors in the securitizations have received their contracted returns. Investors in the securitizations have no recourse to TIAA's other assets if the bonds that were securitized fail to pay when due. In one of these transactions, TIAA retained servicing responsibilities and will receive servicing fees of approximately .1%, per annum, on the outstanding principal balance of the collateral pools.

During 1999, TIAA sold commercial mortgages with a principal balance of $893,460,000 in a securitization transaction in which TIAA retained subordinated interests with a fair value of approximately $428,486,000. The key assumptions used in measuring the fair value of the retained interests included an anticipated credit loss of approximately .3% and a discount rate of 7%. An adverse 10% and 20% change in the credit loss assumption would have a negative impact of approximately $831,000 and $2,018,000, respectively, on the fair value of the retained interests at December 31, 2000. An adverse 10% and 20% change in the discount factor would negatively impact the fair value of the retained interest by approximately $9,231,000 and $18,483,000, respectively, at December 31, 2000.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 3--INVESTMENTS--(CONCLUDED)

The following table presents quantitative information about delinquencies, net credit losses, and components of securitized financial assets and other assets managed together with them:

                                            TOTAL PRINCIPAL         PRINCIPAL AMOUNT OF LOANS    NET CREDIT LOSS
                                            AMOUNT OF LOANS         60 DAYS OR MORE PAST DUE     DURING THE YEAR
                                       --------------------------   -------------------------   -----------------
                                                           AT DECEMBER 31
                                                       (AMOUNTS IN THOUSANDS)
                                       ------------------------------------------------------
                                           2000          1999          2000          1999        2000      1999
                                       ------------   -----------   -----------   -----------   -------   -------
Type of Loan
Bonds................................  $ 84,049,926   $77,030,941     $    --       $    --     $    --   $    --
Mortgages............................    22,556,129    21,911,860      28,384        59,712      63,681    46,738
                                       ------------   -----------     -------       -------     -------   -------
Total Loans managed or securitized...   106,606,055    98,942,801     $28,384       $59,712     $63,681   $46,738
                                                                      =======       =======     =======   =======
Less:
  Loans securitized..................     1,848,780       486,499
  Loans held for sale or
    securitization...................            --            --
                                       ------------   -----------
Loans held in portfolio..............  $104,757,275   $98,456,302
                                       ============   ===========

NOTE 4--INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES

NET INVESTMENT INCOME: For the years ended December 31, 2000, 1999 and 1998, the components of net investment income were as follows:

                                            2000             1999             1998
                                       --------------   --------------   --------------
GROSS INVESTMENT INCOME:
  Bonds..............................  $6,158,290,900   $5,775,161,816   $5,441,796,398
  Mortgages..........................   1,664,704,684    1,699,019,031    1,569,281,835
  Real estate (net of property
     expenses, taxes and
     depreciation)...................     523,965,325      282,344,126      275,402,304
  Stocks.............................     101,520,278       92,223,815       82,871,728
  Other long-term investments........     138,413,626       58,021,764       46,399,969
  Cash and short-term investments....      32,816,610       22,452,106       59,637,401
  Other..............................        (650,251)       8,703,697        4,430,354
                                       --------------   --------------   --------------
                Total................   8,619,061,172    7,937,926,355    7,479,819,989
Less investment expenses.............    (215,773,092)    (170,761,251)    (142,791,775)
                                       --------------   --------------   --------------
Net investment income before
  amortization of net IMR gains......   8,403,288,080    7,767,165,104    7,337,028,214
Plus amortization of net IMR gains...     153,248,647      156,399,394      109,627,953
                                       --------------   --------------   --------------
Net investment income................  $8,556,536,727   $7,923,564,498   $7,446,656,167
                                       ==============   ==============   ==============

Participation income received on securities, mortgages and real estate included in the above table was approximately $12,566,000, $14,112,000, and $12,512,000 in 2000, 1999 and 1998, respectively.

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 7.91%, 7.82% and 7.95% in 2000, 1999 and 1998, respectively.

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 2000 is approximately $579,288,000 in 2001, $525,815,000 in 2002, $433,984,000 in 2003, $361,944,000
in 2004 and $274,686,000 in 2005.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 4--INVESTMENT INCOME AND CAPITAL GAINS AND LOSSES--(CONCLUDED)

REALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 2000, 1999 and 1998, the net realized capital gains (losses) on sales, redemptions and writedowns of investments were as follows:

                                           2000           1999           1998
                                       ------------   ------------   ------------
Bonds................................  $ 67,168,839   $ 65,207,048   $398,363,008
Mortgages............................   (18,620,911)   (22,897,373)   (50,492,383)
Real estate..........................   (14,419,646)   136,719,085     76,983,899
Stocks...............................    29,163,435     46,209,893     15,778,492
Other long-term investments..........    40,797,748     49,549,108    (49,832,409)
Cash and short-term investments......       859,571      1,471,501      3,926,077
                                       ------------   ------------   ------------
Total realized gains before capital
  gains tax..........................   104,949,036    276,259,262    394,726,684
Capital gains tax benefit............            --      5,819,369             --
                                       ------------   ------------   ------------
               Total.................  $104,949,036   $282,078,631   $394,726,684
                                       ============   ============   ============

Writedowns of investments resulting from permanent impairments and mortgage foreclosures, reflected in the preceding table as realized capital losses, were as follows:

                                           2000          1999          1998
                                       ------------   -----------   -----------
Permanent impairments:
  Bonds..............................  $         --   $21,137,423   $ 9,345,164
  Mortgages..........................    63,467,331    31,752,909    23,344,175
  Real estate........................    50,000,000            --     4,468,490
                                       ------------   -----------   -----------
               Total.................  $113,467,331   $52,890,332   $37,157,829
                                       ------------   -----------   -----------

Mortgage foreclosures................  $    213,640   $14,984,688   $63,907,494
                                       ============   ===========   ===========

Proceeds from sales and redemptions of long-term bond investments during 2000, 1999 and 1998 were approximately $10,199,202,000, $10,137,343,000 and
$9,445,709,000, respectively. Gross gains of approximately $187,122,000, $177,537,000 and $422,231,000 and gross losses of approximately $119,953,000,
$91,193,000 and $14,523,000 were realized on these sales and redemptions during 2000, 1999 and 1998, respectively.

UNREALIZED CAPITAL GAINS AND LOSSES: For the years ended December 31, 2000, 1999 and 1998, the net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

                                           2000           1999            1998
                                       ------------   -------------   -------------
Bonds................................  $(54,132,512)  $ (69,713,061)  $ (48,352,549)
Mortgages............................   (70,888,318)      6,617,678      (6,500,000)
Real estate..........................    (2,770,531)    (33,864,537)     (8,435,351)
Stocks...............................    75,816,698    (118,886,764)    (31,866,148)
Other long-term investments..........   175,323,484     103,233,602      19,347,901
Other................................            --              --     (95,242,707)
                                       ------------   -------------   -------------
               Total.................  $123,348,821   $(112,613,082)  $(171,048,854)
                                       ============   =============   =============

NOTE 5-- DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA using market information available as of December 31, 2000 and 1999 and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 5-- DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS--(CONTINUED)

market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                          NOTIONAL         CARRYING          ESTIMATED
                                           VALUE             VALUE          FAIR VALUE
                                       --------------   ---------------   ---------------
December 31, 2000
-------------------------------------
Assets
  Bonds..............................                   $80,809,151,800   $81,255,051,179
  Mortgages..........................                    21,952,808,611    22,593,584,589
  Common stocks......................                       767,862,699       767,862,699
  Preferred stocks...................                       970,206,730       940,926,347
  Cash and short-term investments....                       244,168,519       244,168,519
  Policy loans.......................                       474,681,094       474,681,094
  Seed money investments.............                       394,002,467       394,002,467
Liabilities
  Teachers Personal Annuity-Fixed
     Account.........................                     1,456,634,670     1,456,634,670
Other financial instruments
  Foreign currency swap contracts....  $1,020,545,319       101,339,491       105,396,376
  Foreign currency forward
     contracts.......................     203,112,720        10,572,446         9,250,132
  Interest rate swap contracts.......     409,035,615                --        12,748,992
  Swap options.......................     219,100,000          (822,873)       (4,457,353)
  Interest rate cap contracts........     145,650,000           959,423           771,354
December 31, 1999
-------------------------------------
Assets
  Bonds..............................                   $75,394,268,264   $72,939,649,306
  Mortgages..........................                    21,412,238,841    20,780,780,466
  Common stocks......................                       422,555,522       422,555,522
  Preferred stocks...................                       824,686,388       765,075,902
  Cash and short-term investments....                       410,052,667       410,052,667
  Policy loans.......................                       393,614,559       393,614,559
  Seed money investments.............                       263,018,916       263,018,916
Liabilities
  Teachers Personal Annuity-Fixed
     Account.........................                     1,298,856,541     1,298,856,541
  Commercial Paper...................                       248,319,000       248,319,000
Other financial instruments
  Foreign currency swap contracts....  $  891,158,813        44,252,417        18,274,618
  Foreign currency forward
     contracts.......................     230,258,539        37,347,930        35,671,514
  Interest rate swap contracts.......     388,411,461                --         6,550,357
  Swap options.......................      54,000,000          (510,600)               --
  Interest rate cap contracts........     137,550,000           657,599         1,955,483

BONDS: The fair values for publicly traded long-term bond investments are determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values are determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 5-- DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS--(CONTINUED) The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 2000 and 1999 are as follows:

                                                     2000                                1999
                                       ---------------------------------   ---------------------------------
                                          CARRYING          ESTIMATED         CARRYING          ESTIMATED
                                            VALUE          FAIR VALUE           VALUE          FAIR VALUE
                                       ---------------   ---------------   ---------------   ---------------
Publicly traded bonds................  $50,734,031,251   $51,315,463,545   $46,676,624,017   $45,416,831,387
Privately placed bonds...............   30,075,120,549    29,939,587,634    28,717,644,247    27,522,817,919
                                       ---------------   ---------------   ---------------   ---------------
               Total.................  $80,809,151,800   $81,255,051,179   $75,394,268,264   $72,939,649,306
                                       ===============   ===============   ===============   ===============

MORTGAGES: The fair values of mortgages are generally determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

COMMON STOCKS, CASH AND SHORT-TERM INVESTMENTS, POLICY LOANS, AND SEED MONEY
INVESTMENTS:  The carrying values are reasonable estimates of their fair values.

PREFERRED STOCKS: The fair values of preferred stocks are determined using quoted market prices or valuations from the NAIC.

TEACHERS PERSONAL ANNUITY--FIXED ACCOUNT AND COMMERCIAL PAPER: The carrying values of the liabilities are reasonable estimates of their fair values.

FOREIGN CURRENCY SWAP CONTRACTS: The fair values of foreign currency swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency swaps were liquidated at year-end. The fair values of foreign currency swap contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with values from TIAA's counterparties.

FOREIGN CURRENCY FORWARD CONTRACTS: The fair values of foreign currency forward contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the foreign currency forward contracts were liquidated at year-end. The fair values of the foreign currency forward contracts are estimated internally based on future cash flows and anticipated foreign exchange relationships, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

INTEREST RATE SWAP CONTRACTS: The fair values of interest rate swap contracts, which are used for hedging purposes, are the estimated net gains that TIAA would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair values of interest rate swap contracts are estimated internally based on anticipated interest rates and estimated future cash flows, and such values are reviewed for reasonableness with estimates from TIAA's counterparties.

SWAP OPTIONS: The fair values of swap options, which are used for hedging purposes, are the estimated amounts that TIAA would receive (pay) if the swap options were liquidated at year-end. The fair values of the swap options are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

INTEREST RATE CAP CONTRACTS: The fair values of interest rate cap contracts, which are used for hedging purposes, are the estimated amounts that TIAA would receive if the interest rate cap contracts were liquidated at year-end. The fair values of the interest rate cap contracts are estimated by external parties, including TIAA's counterparties, and such values are reviewed internally for reasonableness based on anticipated interest rates and estimated future cash flows.

STOCK WARRANTS: The fair values of stock warrants represent the excess, if any, of the market values of the related stocks over the exercise prices associated with the stock warrants. The stock warrants have no carrying value.

COMMITMENTS TO EXTEND CREDIT OR PURCHASE INVESTMENTS: TIAA does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 5-- DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS--(CONCLUDED)

INSURANCE AND ANNUITY CONTRACTS: TIAA's insurance and annuity contracts, other than the Teachers Personal Annuity--Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

NOTE 6--MANAGEMENT AGREEMENTS

Services necessary for the operation of College Retirement Equities Fund ("CREF") are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, LLC ("Investment Management") and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Securities and Exchange Commission ("Commission") as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulae established each year with the objective of keeping the management fees as close as possible to each account's actual expenses. Any differences between the actual expenses incurred and the management fees received are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $561,396,000, $493,399,000 and $474,611,000 in 2000, 1999 and
1998, respectively, are not included in the statements of operations and had no effect on TIAA's operations. TIAA provides guarantees for the CREF Accounts for certain mortality and expense risks pursuant to an Immediate Annuity Purchase Rate Guarantee Agreement.

NOTE 7--PENSION PLAN AND POSTRETIREMENT BENEFITS

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $25,484,000, $23,865,000 and $22,640,000 in 2000, 1999 and
1998, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The postretirement benefit obligation for retirees and fully eligible employees was approximately $42,373,000, and $36,606,000 at December 31, 2000 and 1999, respectively. The postretirement benefit obligation for non-vested employees was approximately $25,399,000 and $28,580,000 as of January 1, 2000 and 1999, respectively. The unrecognized transition obligation was $9,380,000 and $10,161,000 at December 31, 2000 and 1999, respectively. The cost of such benefits reflected in the accompanying statements of operations was approximately $2,914,000, $3,180,000 and $3,008,000 for 2000, 1999 and 1998,
respectively. The discount rate used in determining the postretirement benefit obligations was 7.5% per year and the medical care cost trend rate was 6% per year in 2000, decreasing by .25% in each future year, to an ultimate rate of 5.25% per year in 2003. As the plan is not pre-funded, the value of plan assets is zero. The accrued postretirement benefit liability was $32,325,000 and $27,312,000 as of December 31, 2000 and 1999, respectively.

TIAA maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. Prior to January 2, 1998, this plan provided each eligible trustee or member with a single-sum payment upon leaving the board equal to 50% of the annual stipend then in effect multiplied by years of service, up to a maximum of 20 years. Effective January 2, 1998, the plan provides an award that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump-sum following the trustee's or member's separation from the Board.

NOTE 8--UNCONSOLIDATED SUBSIDIARIES AND OTHER AFFILIATES

TIAA's unconsolidated subsidiaries and affiliates primarily consist of TIAA-CREF Enterprises, Inc. ("Enterprises") and wholly-owned investment subsidiaries, which are primarily involved in real estate investment activities. The carrying value of TIAA's investments in unconsolidated subsidiaries and affiliates totaled approximately $6,296,468,000 and $5,683,950,000 at December 31, 2000 and 1999, respectively.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)



NOTE 8-- UNCONSOLIDATED SUBSIDIARIES AND OTHER AFFILIATES--(CONCLUDED)

TIAA's investment in Enterprises is included in the other long-term investments caption on the accompanying balance sheets and totaled approximately $255,858,000 and $305,326,000 at December 31, 2000 and 1999, respectively. At
December 31, 2000 and 1999, the carrying values of TIAA's investments in real estate subsidiaries and other affiliates were approximately $3,947,783,000 and $3,902,522,000, respectively.

Total assets, liabilities and gross rental income, on a GAAP basis, of real estate subsidiaries at December 31, 2000, 1999 and 1998 and for the years then ended, were approximately as follows:

                                            2000             1999             1998
                                       --------------   --------------   --------------
Assets...............................  $4,818,342,000   $4,841,501,000   $5,723,222,000
Liabilities..........................     735,368,000      772,068,000      724,361,000
Gross rental income..................     693,694,000      826,366,000      783,261,000

Earnings of approximately $428,021,095, $186,329,000 and $161,885,000 in 2000,
1999 and 1998, respectively, primarily from real estate subsidiaries are included in net investment income in the accompanying statements of operations.

Some of the real estate subsidiaries referred to above are partners in joint ventures. At December 31, 2000 and 1999, the carrying values of TIAA real estate subsidiaries that are partners in joint ventures were approximately $726,438,000 and $610,277,000, respectively. Joint venture total assets, liabilities and gross rental income at December 31, 2000, 1999 and 1998 and for the years then ended, were approximately as follows:

                                            2000             1999             1998
                                       --------------   --------------   --------------
Assets...............................  $3,124,928,000   $1,410,531,000   $1,709,297,000
Liabilities..........................   1,746,133,000      730,980,000      556,823,000
Gross rental income..................     257,381,000      185,306,000      274,106,000

The subsidiaries' equity share in these total assets, liabilities and gross rental income were approximately as follows:

                                            2000             1999             1998
                                       --------------   --------------   --------------
Assets...............................  $1,351,026,000   $1,392,388,000   $1,701,668,000
Liabilities..........................     643,601,000      720,127,000      554,451,000
Gross rental income..................     110,790,000      183,907,000      270,208,000

Net income earned by the subsidiaries from joint venture investments was approximately $19,668,000, $40,507,000 and $16,123,000 in 2000, 1999 and 1998,
respectively. Some of the real estate subsidiaries and joint ventures have loans from TIAA. At December 31, 2000 and 1999, the unpaid principal of such loans was approximately $592,367,000 and $577,277,000 respectively.


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

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONTINUED)


NOTE 9--ANNUITY RESERVES

At December 31, 2000 and 1999, TIAA's general account annuity reserves are summarized as follows:

                                                 2000                        1999
                                       -------------------------   -------------------------
                                           AMOUNT        PERCENT       AMOUNT        PERCENT
                                       ---------------   -------   ---------------   -------
Subject to discretionary withdrawal:
  At book value without adjustment...  $11,594,104,000     11.7%   $10,298,969,000     11.1%
  At market value....................               --       --                 --       --
Not subject to discretionary
  withdrawal.........................   87,199,698,000     88.3     82,594,306,000     88.9
                                       ---------------    -----    ---------------    -----
Total annuity reserves...............   98,793,802,000    100.0%    92,893,275,000    100.0%
                                                          =====                       =====
Reconciliation to total policy and
  contract reserves shown on the
  balance sheet:
  Reserves on other life policies and
     contracts.......................      427,109,000                 399,675,000
  Reserves on accident and health
     policies........................      638,320,000                 576,758,000
                                       ---------------             ---------------
Total policy and contract reserves...  $99,859,231,000             $93,869,708,000
                                       ===============             ===============

NOTE 10--SEPARATE ACCOUNTS

TIAA currently has two separate accounts. The TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Commission effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("SIA"). SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA's target is to invest between 70% and 95% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities to maintain adequate liquidity. REA was established on July 3, 1995 with a $100,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of REA and such units shared in the pro rata investment experience of REA and were subject to the same valuation procedures and expense deductions as all other Accumulation Units in REA. On October 2, 1995, TIAA began to offer Accumulation Units of REA to participants other than TIAA. TIAA redeemed all of its REA units by the end of 1998.

The balance sheet captions for separate account assets and liabilities (which represent participant account values) are stated at market value. The separate accounts' operating results are reflected in the changes to these assets and liabilities. Total separate account premiums were approximately $251,837,000, $256,703,000 and $226,984,000 in 2000, 1999 and 1998, respectively. Total separate account net transfers from other accounts were approximately $383,019,000, $297,622,000 and $300,737,000 in 2000, 1999 and 1998,
respectively. Annuities offered through VA-1 include a nominal guaranteed minimum death benefit. For REA, TIAA guarantees that actual mortality experience will not reduce payments once they have begun. Both accounts offer full or partial withdrawal at market value with no surrender charge.

NOTE 11--MUTUAL FUNDS

On July 17, 1997, TIAA made a $250,000,000 seed money investment to launch the six original funds of TIAA-CREF Mutual Funds (the "Funds"), a Delaware business trust that was organized on January 13, 1997 and is registered with the Commission under the Investment Company Act of 1940 as an open-end management investment company. On September 2, 1997, the Funds began to publicly offer their shares, without a sales load, through their distributor, Teachers Personal Investors Services, Inc. ("TPIS"). On March 1, 2000, TIAA made an



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

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS--(CONCLUDED)


NOTE 11--MUTUAL FUNDS--(CONCLUDED)

additional $175,000,000 seed money investment to launch five additional funds. Teachers Advisors, Inc. ("Advisors") provides investment management services for the Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operation of the Funds. During 1999, TIAA began to redeem its seed money investment. TIAA's remaining seed money investment in the Funds, plus reinvested dividends and undistributed earnings, totaled approximately $196,055,000 and $85,174,000 at December 31, 2000 and 1999, respectively, and such amounts are reflected in the "Other long-term investments" caption in the accompanying balance sheets.

On June 14, 1999, TIAA made a $175,000,000 seed money investment to launch the seven TIAA-CREF Institutional Mutual Funds (the "Institutional Funds"), a Delaware business trust, that was organized on April 15, 1999 and is registered with the Commission under the Investment Company Act of 1940 as an open-end management investment company. On July 1, 1999, the Institutional Funds began to offer their shares, without a sales load, to participating institutions through their principal underwriter, TPIS. Advisors provides investment management services for the Institutional Funds. During 1999, TIAA began to redeem its seed money investment. TIAA's remaining seed money investment in the Institutional Funds, plus reinvested dividends and undistributed earnings, totaled approximately $26,671,000 and $144,017,000 at December 31, 2000 and 1999,
respectively, and such amounts are reflected in the "Other long-term investments" caption in the accompanying balance sheets.

On December 1, 1998, TIAA made a $25,000,000 seed money investment to launch the Stock Index Fund of the TIAA-CREF Life Funds, a Delaware business trust that was organized on August 13, 1998 and is registered with the Commission under the Investment Company Act of 1940 as an open-end management company. On March 1, 2000, TIAA made an additional $175,000,000 seed money investment to launch four additional funds (collectively the "Life Funds"). The Life Funds' shares are publicly offered, without a sales load, through their distributor, TPIS. Advisors provides investment management services for the Life Funds and is also responsible for providing, or obtaining at its own expense, the services reasonably necessary for the ordinary operations of the Life Funds. During 2000, TIAA began to redeem its seed money investment. The value of TIAA's remaining seed money investment in the Life Funds, plus reinvested dividends and undistributed earnings, totaled approximately $173,890,000 and $31,637,000 at December 31, 2000 and 1999, respectively, and such amounts are reflected in the "Other long-term investments" caption in the accompanying balance sheets.

NOTE 12--COMMERCIAL PAPER/LIQUIDITY FACILITY

TIAA began issuing commercial paper in May 1999 under a maximum authorized program of $2 billion and had an outstanding obligation of $-0- and $248,319,000 at December 31, 2000 and 1999, respectively. Interest expense totaled approximately $50,462,000 and $24,585,000 during 2000 and 1999, respectively. TIAA maintains a short-term revolving credit liquidity facility of approximately $1 billion to support the commercial paper program, but this liquidity facility has not been utilized.

NOTE 13--CONTINGENCIES

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA's financial position or the results of its operations.

NOTE 14--CODIFICATION

The NAIC revised its Accounting Practices and Procedures Manual (the "Manual") in a process referred to as Codification. The Manual will be effective January 1, 2001. The Department has adopted the provisions of the Manual with certain exceptions where there is a conflict with New York Insurance Law. The Manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that TIAA uses to prepare its statutory-based financial statements. The cumulative effect of changes in accounting principles adopted to conform to the Manual will be reported as an adjustment to TIAA's contingency reserves as of January 1, 2001. Management believes that the cumulative net impact of these changes will result in an increase of approximately 6% in TIAA's statutory-based capital and contingency reserves.



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